As filed with the SEC on April 28, 2023

Registration No. 333-103174

Registration No. 811-05258

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 24	☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 27	☒

FIDELITY INVESTMENTS VARIABLE LIFE ACCOUNT I

(Exact Name of Registrant)

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(Name of Depositor)

900 Salem Street

Smithfield, Rhode Island 02917

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: 1-800-544-8888

GERALD W. PATTERSON

President

Fidelity Investments Life Insurance Company

900 Salem Street

Smithfield, Rhode Island 02917

(Name and Address of Agent for Service)

Copy to:

MICHAEL BERENSON

MORGAN, LEWIS & BOCKIUS LLP

1111 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on April 29, 2023, pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date), pursuant to paragraph (a)(1) of Rule 485 under the Securities Act.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

April 29, 2023

This prospectus describes the important features of Fidelity Lifetime Reserves®, an individual, flexible premium, variable universal life insurance policy (the “Policy”) issued by Fidelity Investments Life Insurance Company (“we” or “FILI”). Fidelity Lifetime Reserves is designed to provide death benefit protection. Each Policy was issued as either:

1.	a Single Life Policy, in which we pay Insurance Proceeds to the named Beneficiaries upon the death of the single insured person (“Insured”),

or

2.	a Survivorship Life Policy, in which we pay Insurance Proceeds to the named Beneficiaries upon the death of the last survivor of two insured persons (“Insureds”).

Unless we specify otherwise in this prospectus, the features of a Single Life Policy and a Survivorship Life Policy are the same.

Investment Options available under the Policy are subaccounts of Fidelity Investments Variable Life Account I (the “Variable Account”).

PLEASE NOTE: Currently, we do not offer the Policy for sale to new investors.

Important Disclosures:

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

GLOSSARY

Accelerated Benefit: An additional benefit of the Single Life Policy that permits you to claim a portion of the Insurance Proceeds in the event of the Insured’s terminal illness as defined in the Policy. This Benefit comes with the Single Life Policy for no additional charge. This benefit is not available in all states.

Application: A form or set of forms that must be completed and signed by a prospective Owner and each Insured before we can issue a Policy.

Beneficiary: The person or persons designated in the Application or the most recent Beneficiary designation in our files, to whom Insurance Proceeds are paid.

Cash Surrender Value: The Policy Account Value (the total value of your accounts in the Investment Options, in the Fixed Account, and the Loan Collateral Account), less any Loan Balance (which includes accrued interest) and charges due.

Cash Value Accumulation Test: One of two tests prescribed in Section 7702 of the Internal Revenue Code that define whether an insurance contract qualifies to be treated as a life insurance policy for Federal tax purposes. Both this test and the Guideline Premium Test establish requirements for how much the Death Benefit amount must exceed the Policy Account Value through the life of the Policy. See the SAI and your Policy for more information.

Conditional Receipt: A receipt evidencing our receipt of a Premium payment before we issue a Single Life Policy. A Conditional Receipt is not an insurance Policy.

Cost of Insurance: A monthly charge we assess to compensate us for underwriting the Death Benefit. It is the product of your Policy’s Cost of Insurance Rate times its Net Amount at Risk on your Policy’s monthly Policy Processing Day. It varies from Policy to Policy and from month to month. Your Policy Schedule indicates the guaranteed Cost of Insurance Rates applicable to your Policy.

Cost of Insurance Rate: This rate is used to calculate the monthly Cost of Insurance charge. It depends on a number of factors that are unique to your Policy, including each Insured’s Issue Age, sex (in most states) and Underwriting Class, as well as the Policy Year and, for a Single Life Policy, the Face Amount.

Death Benefit: The gross amount, before deduction of Loan Balances and outstanding charges, that we agree to pay the Beneficiary upon receipt of proof of the death of the Insured in a Single Life Policy, or the death of last surviving Insured in a Survivorship Life Policy. The Death Benefit is based upon your choice of Death Benefit Option A or B, your choice of Face Amount and in some cases on the Policy Account Value and choice of tax test.

Default: A Policy goes into Default if its Cash Surrender Value is too low to pay the Monthly Deduction amount and if the No-Lapse Guarantee no longer applies. Following a Default, the Owner has a 61-day Grace Period in which to make a Premium payment sufficient to cure the Default.

EFT: Electronic Funds Transfer. You can make Premium payments by authorizing us to automatically deduct a specified amount monthly from your bank account.

Exchange: A transaction in which amounts allocated to one Investment Option and/or the Fixed Account are redeemed and invested in a different Investment Option and/or the Fixed Account, at the Owner’s request.

Extended Maturity: The period after the Policy Anniversary nearest the Insured’s 100th birthday for a Single Life Policy, and after the Policy Anniversary nearest the 100th anniversary of the younger Insured’s date of birth, even if the younger Insured is not the surviving Insured, for a Survivorship Life Policy. During Extended Maturity, the Death Benefit is changed to equal the Policy Account Value and we do not assess Monthly Deductions. This feature does not apply in Florida. See 6(e). Extended Maturity—Florida Residents for more information.

Face Amount: The dollar amount of insurance selected by the Owner. The Face Amount is a factor in determining the Death Benefit and certain charges.

FILI (“we”): Fidelity Investments Life Insurance Company, the issuer of the Policy.

Fixed Account: A part of our general account. You may allocate a portion of your Net Premium payments or a portion of your Policy Account Value to the Fixed Account. Amounts allocated to the Fixed Account do not fluctuate in value, and earn interest at rates that we declare from time to time. We guarantee that the declared rate will always be at least the guaranteed rate stated in your Policy Schedule. The guaranteed rate is 1.5% in Illinois and Nebraska, 2% in Pennsylvania, and in all other states is 1%.

Fund: A mutual fund in which an Investment Option invests. The Funds are named in this prospectus and described in detail in the Fund prospectuses.

Grace Period: A 61-day period after a Policy first goes into Default, after which the Policy will Lapse if the Owner does not make a Premium payment sufficient to cure the Default.

Guideline Premium Test: One of two tests prescribed in Section 7702 of the Internal Revenue Code that define whether an insurance contract qualifies to be treated as a life insurance Policy for Federal tax purposes. This test defines a limit on the Premiums you can pay into your Policy. Both this test and the Cash Value Accumulation Test establish requirements for how much the Death Benefit amount must exceed the Policy Account Value through the life of the Policy. See the SAI and your Policy for more information.

Home Office: Fidelity Investments Life Insurance Company, 900 Salem Street, Smithfield, Rhode Island 02917. For information or transactions regarding your Policy, please contact our Service Center.

Insurance Proceeds: The amount we pay to the Beneficiaries or other persons after we receive satisfactory proof of death of the Insured on a Single Life Policy or both Insureds on a Survivorship Life Policy. It is calculated as the Death Benefit, less any Loan Balance, unpaid Monthly Deductions and any payment made under the Accelerated Benefit, including any accrued but unpaid interest. Any Rider benefits will be determined and paid in accordance with the terms of the applicable Rider.

Insured: A person whose life is insured by the Policy. In the case of a Single Life Policy, there will be only one Insured. In the case of a Survivorship Life Policy, there will be two Insureds and the Insurance Proceeds will be paid only upon the death of the second Insured to die.

Internal Revenue Code: The U.S. Internal Revenue Code of 1986, as amended.

Investment Option: A subaccount of our Variable Account, which invests all of its net assets in a specific Fund. You may allocate Premium payments into one or more Investment Options, and the value of the amount allocated will change daily with the Fund’s investment performance.

Issue Age: The Insured’s age on the Insured’s birthday nearest the Policy Date.

Issue Date: The date we produced your Policy. It is stated on your Policy.

Lapse: The termination of a Policy without value. If a Policy goes into Default, because the Cash Surrender Value is too low to cover monthly charges and the No-Lapse Guarantee no longer applies, it will Lapse at the end of a 61-day Grace Period unless the Owner makes a minimum Premium payment. You may reinstate a lapsed Policy, subject to certain conditions.

Loan: A transaction in which you borrow money from us, using the Policy as the only collateral. Interest charges and other terms and conditions are described under 3(f). Loans.

Loan Balance: The principal and accrued interest due under all Policy Loans you have taken, as reflected on our records.

Loan Collateral Account: The account to which we transfer funds, from the Investment Options and/or the Fixed Account, as collateral for a Policy Loan.

MEC: A modified endowment contract, as defined under the Internal Revenue Code.

Minimum Initial Premium: The minimum Premium payment needed in order for us to issue a Policy. Your Minimum Initial Premium amount was at least: the Planned Annual Premium if you selected an annual payment schedule; one-half the Planned Annual Premium if you selected a semi-annual payment schedule; or one-sixth of the Planned Annual Premium (two months’ worth), if you selected a monthly payment schedule using automatic electronic funds transfer (EFT).

Monthly Deduction: The amount we deduct from the Cash Surrender Value on each monthly Policy Processing Day. The Monthly Deduction includes the Cost of Insurance charge, the monthly Policy charge, the monthly unit charge for Survivorship Life Policies, and charges for any Riders.

Net Amount at Risk: The Death Benefit minus the Policy Account Value. This figure measures the insurance risk we bear, and is the basis for the Cost of Insurance charge.

Net Premium: The remaining Premium payment amount after we deduct the State Tax Charge.

No-Lapse Guarantee: A guarantee by us that, as long as your Policy satisfies the No-Lapse Guarantee Cumulative Premium Test as defined in the Policy (see 8(b). No-Lapse Guarantee), the Policy will not Lapse during the No-Lapse Guarantee Period. The No-Lapse Guarantee Period for a Single Life Policy is the first ten (10) Policy Years, if the Issue Age of the Insured is 70 or less; or the first five (5) Policy Years, if the Issue Age of the Insured is 71 or more. The No-Lapse Guarantee Period for a Survivorship Life Policy is the first five (5) Policy Years. This feature is not available in all states.

Owner (“you”): The person who holds the rights and duties under the insurance Policy, including the right to designate the Beneficiaries, choose the Death Benefit and Riders, apply for the Accelerated Benefit of a Single Life Policy, and the responsibility to make Premium payments. The Owner is the person with whom we, the insurance company, make the contract of insurance. A Policy may be jointly owned only by a married couple, or by two unmarried individuals to the extent state law requires recognition of their joint ownership.

Partial Withdrawal: An Owner’s withdrawal of a portion of the Cash Surrender Value.

Planned Annual Premium: An annual Premium amount stated in the Policy Schedule. The Owner is not required to make payments according to this plan to keep the Policy in force. However, a failure to make at least the Planned Annual Premium payments in a timely manner will result in the loss of the No-Lapse Guarantee.

Policy Account Value: The total value of your accounts in the Investment Options, in the Fixed Account, and the Loan Collateral Account. Policy Account Value is the starting point for calculating important values under the Policy, including the Death Benefit and Cash Surrender Value.

Policy Anniversary: The same day and month as the Policy Date in each later year.

Policy Date: The date insurance coverage became effective. It is stated in your Policy Schedule.

Policy Processing Day: The day of each month when we deduct monthly charges from the Cash Surrender Value. It is the same day of every month as the Policy Date.

Policy Schedule: The portion of your Policy that sets forth information specific to your agreement with us, including the Insured(s), Face Amount, tax test and Death Benefit option.

Policy Year: A year that starts on the Policy Date or on a Policy Anniversary.

Premiums: Payments by the Owner to us in order to provide the Policy benefits and fund the Policy Account Value.

Rider: An extra benefit that you can choose to add to the Policy, generally for an additional cost. Each Rider has its own form, that describes its terms, conditions and benefits. If you purchase a Rider, the Rider form will be attached to your Policy.

SEC: The United States Securities and Exchange Commission.

Service Center: The office where we process Policy-related transactions, P.O. Box 724677, Atlanta, GA 31139. We may change this upon advance written notice to you.

Single Life Policy: The Fidelity Lifetime Reserves® Flexible Premium Variable Universal Life Policy offered by this prospectus.

State Tax Charge: A charge assessed by the Company to pay applicable state and/or local taxes assessed as a percentage of Premiums received by the Company.

Surrender: Termination of the Policy at the Owner’s request, with the then-current Cash Surrender Value paid to the Owner.

Survivorship Life Policy: The Fidelity Lifetime ReservesSM Flexible Premium Survivorship Variable Universal Life Policy offered by this prospectus.

Underwriting Class: The risk classification we assign to the Insured or Insureds, based on the Application form and evidence of insurability. The Underwriting Class is a principal factor in determining the Cost of Insurance Rate.

Valuation Day: Any day on which the Funds and Investment Options are priced, generally each day the New York Stock Exchange is open for trading.

Variable Account: Fidelity Investments Variable Life Account I. The Variable Account holds all assets allocated by Owners to the Investment Options, and is maintained separately from our general account.

You: The owner of the Policy. See “Owner” above.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

Fees and Expenses				Location in Prospectus
Charges for Early Withdrawals	None
Transaction Charges

Although we do not currently intend to charge for Investment Option Exchanges, we reserve the right to impose a charge if you make Investment Option Exchanges on more than 12 business days during a calendar year.

We deduct a tax charge from each Premium payment to pay applicable state taxes that are assessed as a percentage of Premiums received by the Company.

Fee Tables 4. Charges and Other Deductions
Ongoing Fees and Expenses (annual charges)

In addition to transaction charges and state tax charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy and the cost of optional benefits available under the Policy. These fees and expenses are set based on characteristics of the Insureds (e.g., age, sex, and rating classification). The fees and expenses applicable to your Policy are disclosed on your Policy’s Schedule page.

Owners also bear expenses associated with the Funds, as shown in the following table.

Fee Tables 4. Charges and Other Deductions
	Annual Fee	Minimum	Maximum
	Investment Options (Fund fees and expenses)	0.10%[1]	1.77%[1]
1 As a percentage of net assets of each Investment Option.

Risks		Location in Prospectus
Risk of Loss	An investor can lose money by investing in the Policy.	1. Principal Risks of Investing in the Policy 2(a). FILI and the Variable Account 2(b). The Funds
Not a Short-Term Investment

The Policy is not suitable as a short-term investment and is not appropriate for an investor who needs ready access to cash.

The Policy is designed to provide a life insurance benefit or to help meet other long-term financial objectives. Substantial fees, expenses, and tax implications in the early years of the Policy make variable life insurance unsuitable as a short-term savings vehicle. Additionally, the Policy may limit your ability to withdraw a portion of the Policy Account Value through partial surrenders or loans.

1. Principal Risks of Investing in the Policy 3(e). Surrenders and Partial Withdrawals 3(f). Loans
Risks Associated with Investment Options

•  An investment in the Policy is subject to the risk of poor performance of the Investment Options

•  Each Investment Option as well as the Fixed Account has its own unique risks.

•  Performance of the Investment Options will vary based on which ones you select.

•  You should review each Fund’s prospectus and information in this prospectus about the Fixed Account carefully before making an investment decision.

1. Principal Risks of Investing in the Policy 2(a). FILI and the Variable Account 2(b). The Funds
Insurance Company Risks	The Policy is issued by FILI. An investment in the Policy is subject to the risks related to FILI. The obligations (including under the Fixed Account), guarantees, and benefits of the Policy are subject to FILI’s financial strength and claims-paying ability. FILI has an A+ Financial Strength Rating from AM Best as of February 8, 2023.	1. Principal Risks of Investing in the Policy 2(a). FILI and the Variable Account
Policy Lapse	If your Cash Surrender Value is not enough to pay the Monthly Deduction and other charges, your Policy will be in Default. The Cash Surrender Value may decline for several reasons, including negative investment performance, the Policy’s regular monthly charges, and any Partial Withdrawals or Loans you take out. We will notify you of any Default and explain that your Policy will Lapse, that is, terminate without value, unless you make sufficient Premium payments during the 61-day Grace Period. A Death Benefit will not be paid if your Policy has lapsed. You may reinstate a lapsed Policy if you meet certain requirements. If the Policy lapses, there are premium requirements associated with reinstatement of the Policy.	8. Policy Lapse and Reinstatement

Restrictions	Location in Prospectus
Investments

•  You may generally not allocate more than $20,000 (including transfers) to the Fixed Account during any one Policy Year. You may not allocate more than 25% of your Policy Account Value or any Premium payment to the Fixed Account and you may not make more than one transfer to the Fixed Account during any one Policy Year.

•  You cannot Exchange less than $250 from any Investment Option except that if you have less than $250 in an Investment Option you may Exchange the entire amount.

•  Owners who engage in frequent trading may be subjected to temporary or permanent restrictions on future purchase or Exchanges.

•  We have the right to eliminate Investment Options, to combine two or more Investment Options, or to substitute a new Fund for the Fund in which an Investment Option invests.

5(b). Allocating Premiums Among Investment Options and the Fixed Account 9. The Fixed Account 10. Making Exchanges Among Investment Options and the Fixed Account 12(c). Changes in Investment Options
Optional Benefits

As an Owner, you may be able to obtain extra benefits, which may require additional charges. These optional insurance benefits are described in what is known as a “Rider” to the Policy. Riders are generally only available when you apply for a Policy, unless noted otherwise.

Rider benefits will no longer be available if the Policy lapses. Some Riders are not available in conjunction with other riders and other restrictions may apply. In addition, some riders described in this prospectus may be subject to state variations or may not be available in all states.

7. Other Benefits Available Under the Policy

Taxes	Location in Prospectus
Tax Implications

•  Consult with a tax professional to determine the tax implications of an investment in and payments received under this Policy.

•  We believe, but do not guarantee, that the Policy should be considered a life insurance Policy under federal tax law. This means that unless you take out a Loan, make a Partial Withdrawal or Surrender your Policy, you should not be deemed to have received any distributions or income from the Policy for federal tax purposes. Moreover, the Proceeds under the Policy should be excludable from the gross income of the Beneficiary. Estate taxes may, however, apply.

Overview of the Policy 1. Principal Risks of Investing in the Policy 11. Tax Considerations

Conflicts of Interest		Location in Prospectus
Investment Professional Compensation	Your investment professional may receive compensation for selling this Policy to you in the form of commissions. This financial incentive may influence your investment professional to recommend this Policy over another investment.	Fee Tables 2(b). The Funds 4. Charges and Other Deductions
Exchanges	Your investment professional may have a financial incentive to offer you a new policy in place of the one you own. You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing policy.

OVERVIEW OF THE POLICY

Brief Description of the Policy

This prospectus describes the important features of the Fidelity Lifetime Reserves® variable universal life insurance policy (“Single Life Policy”) and survivorship variable universal life insurance policy (“Survivorship Life Policy”) offered by FILI. The features of each Policy are the same, unless we specify differences in this prospectus. Please read the entire prospectus for important details.

Currently, we do not offer the Policy for sale to new investors.

The Policy is designed to provide death benefit protection. We will pay Insurance Proceeds to the named Beneficiaries: upon the death of the single insured person (“Insured”) under the Single Life Policy; or upon the death of the last survivor of the two insured persons (“Insureds”) under the Survivorship Life Policy.

You, as the Policy’s Owner(s), pay the Premiums and name the Beneficiaries. You may designate yourself as Insured, or in appropriate situations, designate another person or persons as Insured(s).

The Policy also allows you, the Owner(s), to seek long-term asset growth on a tax-deferred basis by investing in one or more of the Investment Options of Fidelity Investments Variable Life Account I (the “Variable Account”) and/or in the Fixed Account. Your investment in the Policy is reflected in a Policy Account Value, and the Policy gives you access to your Policy Account Value in several ways.

Flexible Premiums

The Policy is a flexible Premium Policy. This means that, subject to certain requirements described below, you may decide when to make Premium payments and in what amounts. You were required to make a Minimum Initial Premium in order for coverage to take effect. After the Policy is issued, you are not required to pay Premiums according to any particular schedule. You will, however, need to make enough Premium payments to avoid Lapse (termination of the Policy without value). You may greatly increase the risk of Lapse if you do not regularly pay sufficient Premiums.

Generally, we credit Premium payments, less applicable State Tax Charges, to your Policy Account Value, and allocate them to the Investment Options and the Fixed Account according to your instructions.

Policy Features

•	Policy Account Value and Cash Surrender Value

Policy Account Value is the total value of your accounts in the Investment Options, the Fixed Account and the Loan Collateral Account. Cash Surrender Value is the Policy Account Value, less any Loan Balance (which includes accrued interest) and unpaid charges due.

Policy Account Value and Cash Surrender Value may vary from day to day, depending on the investment performance of the Investment Options you choose, interest we credit to the Fixed Account, transactions you request, Loan interest and collateralization, and periodic charges.

•	No-Lapse Guarantee

Your Policy will specify your Planned Annual Premium. Your Policy will not Lapse during your Policy’s No-Lapse Guarantee Period if, on each monthly Policy Processing Day, your total Premium payments, less any Loans, Partial Withdrawals and outstanding interest and charges, are at least as much as if you had paid 1/12 of the Planned Annual Premium each month.

The No-Lapse Guarantee period of a Single Life Policy is 10 (ten) years if the Insured’s Issue Age is 70 or less; for other Single Life Policies and for all Survivorship Life Policies, this period is 5 (five) years.

No-Lapse Guarantee is not available in all states.

•	Death Benefit and Insurance Proceeds

We will pay Insurance Proceeds based on the Death Benefit to the named Beneficiaries: (a) upon satisfactory proof of death of the Insured while a Single Life Policy is in force; or (b) upon satisfactory proof of death of the last surviving Insured while a Survivorship Life Policy is in force.

Insurance Proceeds. The Insurance Proceeds will be the Death Benefit, less any Loan Balance and any Accelerated Benefits paid (including principal and accrued interest), and any Monthly Deductions due but unpaid at death.

Death Benefit Options. You will select a Face Amount, and choose between two Death Benefit options under the Policy. Under Death Benefit Option A, the Death Benefit is generally the fixed Face Amount you select. Increases in the Policy Account Value in an Option A Policy will normally decrease the insurance company’s Net Amount at Risk, on which the Cost of Insurance charges are based. For the same reason, decreases in the Policy Account Value will increase the Net Amount at Risk and increase your Cost of Insurance charges.

Under Death Benefit Option B, the Death Benefit is generally the sum of the fixed Face Amount you choose and the Policy Account Value. The Option B Death Benefit generally varies with the Policy Account Value.

You will also choose one of two tax tests to be applied to your Policy, so that the Policy can be treated as life insurance under Federal tax law. In some circumstances, these tests may increase the Death Benefit and Cost of Insurance under Option A or Option B.

Extended Maturity. If an Insured is alive when the Policy reaches its Extended Maturity date, the Death Benefit will be converted to, and thereafter be defined as, the Policy Account Value. No new Premiums will be accepted, but the Owner retains other rights under the Policy as described in 6(e). Extended Maturity below. The Extended Maturity date is: for a Single Life Policy, the Policy Anniversary nearest the Insured’s 100th birthday; for a Survivorship Life Policy, the Policy Anniversary nearest the 100th anniversary of the younger Insured’s date of birth, even if the younger Insured is not the surviving Insured. Insurance Proceeds immediately after the Extended Maturity date may be far less than before that date. This feature does not apply in Florida. See 6(e). Extended Maturity—Florida Residents for more information.

•	Investment Choices

Investment Options. You may direct your Net Premiums to one or more of 47 Investment Options of the “Variable Account. Each Investment Option invests exclusively in one of the mutual funds (“Funds”) described in 2(b). The Funds below. Each Fund has its own investment strategies, investment advisers, expense ratios, and returns. Information about the Funds is provided in Appendix A: Funds Available Under the Policy.

Fixed Account. You may also currently allocate funds to the Fixed Account, a part of our general account that earns interest at fixed rates. We may restrict the Fixed Account’s availability from time to time. We guarantee that amounts allocated to the Fixed Account will earn interest daily at an annual rate that will never be less than the guaranteed rate stated in your Policy Schedule. The fixed rate will be reset periodically. Any Funds in the Fixed Account do not fluctuate with the investment performance of our general account or of the Investment Options.

•	Exchanges

You may currently transfer or “Exchange” money among the Investment Options without charge. We reserve the right to charge if you Exchange on more than twelve days during a calendar year. You may currently make one transfer per Policy Year from the Variable Account to the Fixed Account, but the total of such transfer plus any Premium payment amounts allocated to the Fixed Account during that Policy Year may not exceed $20,000. Additional Exchange policies and restrictions are described in detail in 10. Making Exchanges Among Investment Options and the Fixed Account.

•	Surrenders and Partial Withdrawals

At any time while the Policy is in force, you may make a request to Surrender your Policy or to take a Partial Withdrawal of $500 or more. Upon Surrender, we will send you the Cash Surrender Value of the Policy, and the Policy will terminate. A Partial Withdrawal will reduce the Policy Account Value, Cash Surrender Value and the Death Benefit. There are no fees imposed upon Surrenders or Partial Withdrawals.

•	Loans

After the first Policy Year, you may borrow money from FILI using the Policy as the only collateral for the Loan. At the time we lend you the money, we will transfer an equivalent amount from your Investment Options and Fixed Account into a Loan Collateral Account as collateral. We will charge you 6% per year on outstanding Loan Balances. The Loan Collateral Account earns 4% per year in the first ten Policy Years, and 5.75% per year thereafter.

You may repay Loans at any time and on any schedule while the Policy is in force.

•	Additional Benefits and Riders

The Single Life Policy includes an Accelerated Benefit that allows you to request payment of up to the lesser of 50% of the Net Amount at Risk or $250,000 as a living benefit, in the event the Insured is diagnosed with a terminal illness as defined in the Policy.

The Accelerated Benefit is not available in all states.

For additional charges, and subject to underwriting, you may also add these optional benefits to a Single Life Policy: (a) Children’s Term Rider; and/or (b) either Total Disability Premium Payment Rider or Total Disability Waiver of Monthly Deductions Rider.

For additional charges, and subject to underwriting, you may also add the Total Disability Premium Payment Rider, on one or both Insureds, to a Survivorship Life Policy. An Estate Protection Rider may also be added to the Survivorship Life Policy, subject to underwriting.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy Schedule for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, or make Exchanges between the Investment Options.

TRANSACTION FEES

Charge	When Charge is Deducted	Amount Deducted
Sales Charges (Loads)	N/A	None
State Tax Charge[1]	Upon any Premium payment	2.25%
Surrender/Withdrawal Charges	N/A	None
Exchange Fees[2]	Upon Investment Option Exchanges after the first 12 business days of Exchanges per calendar year.	Up to $20 (Not currently charged)

[1]

This charge is for applicable state taxes assessed as a percentage of Premiums received by the Company. Applicable state taxes vary between jurisdictions, and are subject to change in the event of a change in the applicable tax rate. The Company will charge 2.25%, regardless of whether the applicable state tax rate is higher or lower. We currently deduct only for state taxes, and not local taxes. We may in the future increase the State Tax Charge up to the applicable state tax rate and begin charging for local taxes, but will only do so after providing written notice to Owners. See 4(b). State Tax Charge.

[2]	You may generally make Investment Option Exchanges on up to 12 business days per calendar year free of charge.

The next table describes the fees and expenses that you will pay periodically during the time that you own a Single Life Policy, not including the underlying Funds’ fees and expenses.

SINGLE LIFE POLICY PERIODIC CHARGES

OTHER THAN THE FUND EXPENSES

CHARGES	WHEN DEDUCTED	AMOUNT DEDUCTED

BASE POLICY CHARGES

Cost of Insurance[3] (per $1,000 of Net Amount at Risk)	Monthly

• Minimum • Maximum • Representative Insured (45-year old male nonsmoker, preferred class, $1 million Face Amount policy)		Minimum: $0.029 per $1,000 Maximum: $83.33 per $1,000 Representative (first ten years): $0.0625 per $1,000

Administrative Expenses (referred to as “Policy Charge” in your Policy)	Monthly	$5

Mortality and Expense Risk Charge[4] (charged on and deducted from Investment Options ONLY)	Daily based on annual rates	Years 1-20: 1.00% annually

OPTIONAL BENEFIT CHARGES

Children’s Term Rider	Monthly	$5

Total Disability Waiver of Monthly Deductions Rider[3] (per $1.00 of Monthly Deduction Waiver)	Monthly

• Minimum • Maximum • Representative Insured (45-year old male nonsmoker, preferred class, $1 million Face Amount policy)		Minimum: $0.03 per $1 Maximum: $0.362 per $1 Representative: $0.064 per $1

Total Disability Premium Payment Rider[3] (per $1.00 of Disability Benefit Amount)	Monthly

• Minimum • Maximum • Representative Insured (45-year old male nonsmoker, preferred class, $1 million Face Amount policy)		Minimum: $0.025 per $1 Maximum: $0.204 per $1 Representative: $0.039 per $1

POLICY LOAN INTEREST RATES
(For details, see “Loans”)	Annually

• Charged on Loan Balance		All Policy Years: 6% of Loan Balance

[3]

The Cost of Insurance and Disability Rider costs vary based on individual characteristics. The Cost of Insurance charge or other charges shown in the table may not be representative of the charge that a particular Owner will pay. For more information about the particular Cost of Insurance or other charges that may apply to your specific situation, please call 1-888-343-5433.

[4]	The Mortality and Expense Risk Charge is 0.40% annually for Years 21+.

“Net Amount at Risk” is the Death Benefit less the Policy Account Value, and reflects the insurance company’s financial risk in the event of the Insured’s death. See 4. Charges and Other Deductions.

The next table describes the fees and expenses that you will pay periodically during the time that you own a Survivorship Life Policy, not including the underlying Funds’ fees and expenses.

SURVIVORSHIP LIFE POLICY PERIODIC CHARGES

OTHER THAN THE FUND EXPENSES

CHARGES	WHEN DEDUCTED	AMOUNT DEDUCTED

BASE POLICY CHARGES

Cost of Insurance[5] (per $1,000 of Net Amount at Risk)	Monthly

• Minimum • Maximum • Representative Insureds (55-year old male nonsmoker, preferred class, and 50-year old female nonsmoker, preferred class)		Minimum: $0.0001 per $1,000 Maximum: $83.33 per $1,000 Representative (1st year): $0.00208 per $1,000

Unit Charge (per $1,000 of Face Amount or Face Amount Increase)	Monthly for 36 months after Issue or Face Amount Increase	$0.10 per $1,000 (guaranteed maximum charge) $0.05 per $1,000 (current charge)

Administrative Expenses (referred to as “Policy Charge” in your Policy)	Monthly	$5

Mortality and Expense Risk Charge[6] (charged on and deducted from Investment Options ONLY)	Daily based on annual rates	Years 1-20: 1.00% annually

OPTIONAL BENEFIT CHARGES

Total Disability Premium Payment Rider[5] (Per $1.00 of Disability Benefit Amount) (Single Insured Rate: charges apply to each Insured selected for coverage)	Monthly

• Minimum • Maximum • Representative Insured (55-year old male nonsmoker, preferred class)		Minimum: $0.025 per $1 Maximum: $0.204 per $1 Representative: $0.072 per $1

POLICY LOAN INTEREST RATES

(For details, see “Loans”)	Annually

• Charged on Loan Balance		All Policy Years: 6% of Loan Balance

[5]

The Cost of Insurance and Disability Rider costs vary based on individual characteristics. The Cost of Insurance charge or other charge shown in the table may not be representative of the charge that a particular Owner will pay. For more information about the particular Cost of Insurance or other charges that may apply to your specific situation, please call 1-888-343-5433.

[6]	The Mortality and Expense Risk Charge is 0.40% annually for Years 21+.

“Net Amount at Risk” is the Death Benefit less the Policy Account Value, and reflects the insurance company’s financial risk in the event of the Insureds’ death. See 4. Charges and Other Deductions.

The next item shows the minimum and maximum total annual operating expenses charged by the Funds that you may pay periodically during the time you own the Policy. A complete list of Funds available under the Policy, including their annual expenses, may be found at the back of this document.

Annual Portfolio Company Expenses	Minimum	Maximum
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.10%	1.77%
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses after any waivers or expense reimbursements)	0.10%	1.25%[7]

[7]	This reflects temporary reductions to Fund expenses.

1. PRINCIPAL RISKS OF INVESTING IN THE POLICY

Investment Risk

Investment Options. This Policy is designed for Death Benefit protection and long-term asset growth. This Policy is not a short-term savings vehicle. You bear the risk that the investment performance of any Investment Options you select will be unfavorable and that the Policy Account Value will decrease. You could lose everything you invest. A comprehensive discussion of the risks of each underlying Fund may be found in the Fund’s prospectus, and if available, summary prospectus.

Fixed Account. We credit Premiums you allocate to the Fixed Account with interest at a fixed rate. You bear the risk that the rate may decrease, although it will never be lower than the guaranteed rate stated in your Policy Schedule. In addition, because the Fixed Account interest rate is set for as long as 15 months, during periods of rising general interest rates you may earn less competitive rates in the Fixed Account than in variable or shorter-term instruments. Finally, the Fixed Account is subject to our claims-paying ability.

Policy Lapse

If your Cash Surrender Value is not enough to pay the Monthly Deduction and other charges, your Policy will be in Default. The Cash Surrender Value may decline for several reasons, including negative investment performance, the Policy’s regular monthly charges, and any Partial Withdrawals or Loans you take out. We will notify you of any Default and explain that your Policy will Lapse, that is, terminate without value, unless you make sufficient Premium payments during the 61-day Grace Period. A Death Benefit will not be paid if your Policy has lapsed. You may reinstate a lapsed Policy if you meet certain requirements. A payment equal to the amount that was required to bring the Policy out of Default immediately prior to termination, plus an amount equal to the applicable Monthly Deduction for the next three (3) months, must be paid to us.

Insurance Company Risks

All insurance benefits, including the Death Benefit and benefits provided through Riders, and all guarantees, including those related to the Fixed Account, are general account obligations that are subject to FILI’s financial strength and claims paying ability. You are encouraged to review our financial statements, which are updated annually and available upon request in the Statement of Additional Information (“SAI”).

Tax Risks

We believe, but do not guarantee, that the Policy should be considered a life insurance Policy under Federal tax law. Unless you take out a Loan, make a Partial Withdrawal or Surrender your Policy, you should not be deemed to have received any distributions or income from the Policy for federal tax purposes. Moreover, the

Beneficiaries should be able to exclude the Insurance Proceeds from their gross incomes, and generally should not have to pay income tax on these proceeds. Estate taxes may, however, apply. In the event the Policy were determined not to be a life insurance Policy for Federal tax purposes, however, you may be considered to be in constructive receipt of Policy Account Value, with uncertain tax consequences, and the Insurance Proceeds may be treated as taxable income to the Beneficiary.

Distributions from the Policy may be treated in two ways. If you pay Premiums in excess of certain tax guidelines, the Policy may be treated as a Modified Endowment Contract (“MEC”) under Federal tax laws. If a Policy is treated as a MEC, then distributions from Surrenders, Partial Withdrawals and Loans will be taxable as ordinary income to the extent there are earnings in the Policy, and taxable amounts withdrawn prior to the Owner’s age 59 1/2 may also be subject to a 10 percent (10%) IRS penalty. If the Policy is not a MEC, these distributions generally will be treated first as a return of basis or investment in the Policy and then as taxable income, and generally will not be subject to the 10 percent (10%) IRS penalty.

Existing tax laws that benefit this Policy may be changed at any time.

You should consult a qualified tax advisor for assistance in all Policy-related tax matters. See 11. Tax Considerations.

Partial Withdrawal Risk

Partial Withdrawals increase the risk of Lapse and reduce the Policy Account Value, Cash Surrender Value and Insurance Proceeds.

Partial Withdrawals may also result in adverse tax consequences. You should consult a qualified tax advisor for assistance in all Policy-related tax matters. See 11. Tax Considerations.

Loan Risks

A Policy Loan may reduce benefits, increase costs, and increase the risk of Lapse.

First, if you take a Policy Loan, we will transfer the Loan amount from the Investment Options and Fixed Account, into the Loan Collateral Account. This reduces the Cash Surrender Value and Insurance Proceeds while the Loan is outstanding.

Second, a Policy Loan, whether or not repaid, will affect Policy Account Value and Cash Surrender Value over time, because the amounts held in the Loan Collateral Account will not participate in the Investment Options or Fixed Account while the Loan is outstanding.

Third, you will pay interest on Loan balances while the Loan is outstanding.

Fourth, a Policy Loan increases the risk of Lapse by reducing the Cash Surrender Value while the Loan is outstanding.

Policy Loans may also result in adverse tax consequences. You should consult a qualified tax advisor for assistance in all Policy-related tax matters. See 11. Tax Considerations.

Potential Harmful Fund Transfer Activity:

Frequent Exchanges among Investment Options by Owners can reduce the long-term returns of the Funds. The reduced returns could adversely affect the Owners, annuitants, Insureds or Beneficiaries of any variable annuity contract or variable life insurance policy issued by any insurance company with respect to values allocated to the Funds. Frequent exchanges may reduce the Fund’s performance by increasing costs paid by the Fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the Fund’s net asset value (“NAV”). FILI has adopted policies designed to discourage frequent trading. See 10(d). Frequent Exchanges Among Investment Options for more information.

2. FILI, THE VARIABLE ACCOUNT, AND THE FUNDS

2(a). FILI and the Variable Account

FILI: The Policy is issued by FILI. FILI is part of Fidelity Investments, a group of companies that provides a variety of financial services and products. FILI is a wholly-owned subsidiary of FMR LLC, the parent company of the Fidelity Investments companies. The obligations, guarantees, and benefits of the Policy are subject to FILI’s claims-paying ability. We have an A+ Financial Strength Rating from AM Best as of February 8, 2023.1 FILI’s principal executive offices are located at 900 Salem Street, Smithfield, Rhode Island 02917. The address of FILI’s Annuity Service Center is P.O. Box 724677, Atlanta, GA 31139.

The Variable Account: Fidelity Investments Variable Life Account I is a separate account of FILI used to support the Policy, and for other purposes permitted by law. We are the legal owner of the assets of the Variable Account. However, income, gains, and losses credited to, or charged against, the Variable Account reflect the Variable Account’s own investment experience and not the investment experience of any of our other assets. The assets of the Variable Account may not be used to pay any of our liabilities other than those arising from the Policies. The assets in the Variable Account will always be at least equal to the reserves and other liabilities of the Variable Account. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all amounts promised to investors under the Policies.

Financial Statements: FILI’s financial statements and the financial statements of the Variable Account appear in the Statement of Additional Information.

1 Financial strength ratings are opinions from independent rating agencies of an insurer’s financial strength and ability to pay its insurance policies and contract obligations. They are not recommendations to purchase, hold or terminate any insurance policy or contract issued by an insurer, nor do they address the suitability of any particular policy or contract for a specific purpose or purchaser. AM Best Ratings range from A++ to F and are subject to change.

2(b). The Funds

Each Investment Option (also referred to as “Subaccount”) in the Variable Account invests exclusively in a single Fund. Each Fund is part of a trust that is registered with the SEC as an open-end management investment company under the 1940 Act. The names and investment objectives of the Funds may be similar to those of other funds available through the same Adviser; however, the performance of such funds may differ significantly. This registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC. Each Fund’s assets are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are different from those of the other Funds. Thus, each Fund operates as a separate investment fund, and the income and losses of one Fund have no effect on the investment performance of any other Fund.

FILI or its insurance agency affiliate receives annual compensation of up to 0.45% of assets allocated to the Funds, for customer service, distribution and recordkeeping services with respect to those assets. This compensation is received from the Funds’ advisors or their affiliates. These payments are not Policy charges, and do not increase Fund or Policy charges.

Where to Find More Information on the Funds: Information regarding each Fund including its name, investment objective, investment advisers and any subadvisers, current expenses, and performance is available in Appendix A: Funds Available Under the Policy. In addition, each Fund has issued a prospectus that contains more detailed information about the Fund. Investors may obtain paper or electronic copies of a Fund prospectus by calling 1-800-544-2442.

2(c). Legal Proceedings

Neither the Registrant, the Registrant’s principal underwriter nor the Depositor is a party to any material pending legal proceedings.

3. GENERAL DESCRIPTION OF THE POLICY

The Policy belongs to you, the Owner(s) named in the Application or in a later valid assignment or transfer. While any Insured is living, the Owner(s) may exercise all of the rights and options described in the Policy.

A Policy may be jointly owned only by a married couple, or by two unmarried individuals to the extent state law requires recognition of their joint ownership. If there are two Owners, both Owners must act together to change Beneficiaries, change the Death Benefit, or to request payment transactions, such as Surrenders, Partial Withdrawals, Loans and Accelerated Benefit payments. Either Owner may exercise other Policy rights, consistent with our then-current procedures.

3(a). Purchasing a Policy

PLEASE NOTE: Currently, we do not offer the Policy for sale to new investors.

We offered these Policies only in states in which we obtained the necessary approval. To purchase a Policy, you submitted a completed Application to us at our Home Office. The minimum initial Face Amount was $250,000 for a Single Life Policy and $500,000 for a Survivorship Life Policy. The Single Life Policy was available if the Insured was generally between the Issue Ages of 0-85, and the Survivorship Life Policy was available generally only if both Insureds were between the Issue Ages of 21-90. We may have permitted exceptions to these rules in some cases. In addition, product terms and Policy availability may vary depending on applicable state requirements.

We required evidence of insurability, usually including a medical examination of each named Insured, that satisfied our underwriting standards before we issued a Policy. If any proposed Owner was not also an Insured, we may have also required evidence that the proposed Owner and/or the Beneficiaries had insurable interests, consistent with applicable law, in the life of each Insured. We reserve the right to modify our underwriting requirements at any time, and to reject an Application for any reason permitted by law.

Insurance coverage under the Policy became effective on the Policy Date stated in your Policy, provided all of the following three conditions were met: (1) when we issued the Policy to you, each proposed Insured was alive and in the same condition of health as described in the Application, (2) the Minimum Initial Premium had been paid, and (3) the Application and any other forms we required had been completed and returned to our Service Center. The printed Policy, together with the Application and other materials you may have submitted, and any Riders, endorsements or amendments attached to the Policy constitute the entire Policy. Only the President, Secretary or Assistant Secretary of FILI has the power to change the Policy or waive any Policy provision on our behalf.

In certain states, we may have in our discretion issued a Conditional Receipt prior to issuance of a Single Life Policy. Any Premiums paid prior to issuance were held in a non-interest-bearing suspense account during the underwriting process.

3(b). Selecting and Changing the Beneficiary

The Beneficiaries are those persons properly shown in the Company’s records as being Beneficiaries on the date of death of the Insured for a Single Life Policy, and the date of death of the last surviving Insured for a Survivorship Life Policy. The Beneficiaries will receive the Insurance Proceeds after the death of all Insured(s). You named Beneficiaries initially in the Application. You may change Beneficiaries in accordance with our procedures at any time while an Insured is alive, as described below.

You may designate Beneficiaries as Primary and Contingent. These designations are described below. You may also request alternate forms of Beneficiary designation, subject to our acceptance. We reserve the right to reject any Beneficiary designation we deem unable to administer.

You can designate several Primary or several Contingent Beneficiaries. The Primary Beneficiaries that survive all Insured(s) share in any Insurance Proceeds. Shares will be equal, unless you provide otherwise in the Application or in a written notice received in good order at our Service Center while an Insured is alive.

If no Primary Beneficiary survives all Insured(s), then the surviving Contingent Beneficiaries will share the Insurance Proceeds. Each Contingent Beneficiary will receive an equal share of the Insurance Proceeds, unless you have instructed us otherwise in the Application or in a written notice received in good order at our Service Center while an Insured is alive. No Contingent Beneficiary will receive any Insurance Proceeds unless all of the Primary Beneficiaries die before the death of the last surviving Insured.

If you designate Beneficiary shares, your instructions must specify each share as a whole number percentage. If the total does not equal 100% for the class receiving payment (Primary or Contingent), each Beneficiary’s share will be determined by using a fraction, the numerator of which is the stated percentage for the Beneficiary, and the denominator of which is the total of the percentages for the Beneficiaries who will receive payment.

If all named Beneficiaries die before the death of the last surviving Insured, we will pay the Insurance Proceeds to any surviving Owner(s). If no Owner survives, we will pay the estate of the last surviving Owner.

The consent of each irrevocable Beneficiary, if any, is needed to exercise any Policy rights except changing the amount or timing of Premiums, reinstating the Policy, changing Premium allocations, and exchanging among Investment Options and the Fixed Account.

You can change any Beneficiary, other than an irrevocable Beneficiary, while an Insured is alive by providing us with written notice, in a form acceptable to us. We reserve the right to reject any Beneficiary designation that we deem unable to administer and may in our discretion require evidence that the proposed Beneficiary has an insurable interest, consistent with applicable law, in the life of each Insured.

Any Beneficiary change is effective as of the date we receive your written notice in good order. We are not liable for any payment or other actions we take consistent with valid Beneficiary designations we have on file at the time of the payment or action.

A Beneficiary generally may not pledge, commute, or otherwise encumber or transfer payments under the Policy before they are due.

3(c). Death of Owner

If you, the Owner, are not an Insured and if you die while an Insured is still alive, ownership of the Policy will generally pass to your estate. If you are the Insured under a Single Life Policy or the second Insured to die under a Survivorship Life Policy, we will pay Insurance Proceeds upon your death as described below under 6. Death Benefit and Insurance Proceeds.

3(d). Transferring Ownership and Assigning Policy Rights

Any Owner may request to transfer his or her ownership interest of the Policy to a new Owner by providing a written notice to us at any time while an Insured is alive. If you transfer ownership, your ownership rights terminate and the new Owner will succeed to all of your rights under the Policy. Transferring ownership does not change the Beneficiary, and all such transfers are subject to any outstanding Policy Loan.

You may also request to assign specific Policy rights to a creditor as collateral for a new or pre-existing obligation. Such an assignment does not cause a change of ownership, but your ownership rights and the interests of any Beneficiary will be subject to the assignment. Assignments of rights are subject to any outstanding Policy Loan. We may require the written consent of a collateral assignee to exercise certain Policy rights, such as Surrenders, withdrawals, Loans and the Accelerated Benefit Payments.

We may in our discretion require evidence that any proposed transferee or assignee has an insurable interest, consistent with applicable law, in the life of the Insured, and we may refuse a request for a transfer of ownership or for an assignment for any reason as permitted or required by law.

With respect to ownership transfers or assignments of Policy rights, we are not:

•	bound by any ownership transfer or assignment unless and until we receive a written notice of the transfer or assignment in good order at our Service Center;

•	responsible for the validity of any ownership transfer or assignment or determining the extent of an assignee’s interest;

•	liable for any payment we make before we receive written notice of the transfer or assignment at our Service Center; or

•	bound by an ownership transfer to more than one person, except for transfers to married couples and to unmarried individuals where required by law.

Transferring ownership of the Policy or assigning Policy rights may have tax consequences. See 11. Tax Considerations. You should consult a qualified tax advisor before making any transfer or assignment.

3(e). Surrenders and Partial Withdrawals

You may Surrender your Policy at any time while any Insured is alive and the Policy is in force. We will send you the Cash Surrender Value less any required tax withholding and any outstanding charges. You must send written instructions to our Service Center to initiate a Surrender, and we may require that you return your Policy. Your Policy will terminate on the date we receive your Surrender request in good order at our Service Center.

You may also make Partial Withdrawals of $500 or more from the Cash Surrender Value while any Insured is alive and the Policy is in force. You may not make a Partial Withdrawal that would reduce your Cash Surrender Value to less than $2,500.

If you do not specify where we should take the money for a Partial Withdrawal, we will take it proportionately from all the Investment Options and from the Fixed Account. You may, in the alternative, specify the dollar amounts or percentages to be withdrawn from each Investment Option (but not the Fixed Account), provided that the Partial Withdrawal amount is less than the total you have in all the Investment Options. If you request a Partial Withdrawal in an amount that is more than the total you have in all the Investment Options, you may instruct us to withdraw all the money you have in the Investment Options and the rest from the Fixed Account.

You may request Partial Withdrawals by sending us a letter or calling us at the Service Center. Withdrawals by telephone are limited as follows: (1) no withdrawal may be for more than $500,000; (2) total telephone withdrawals in a seven-day period cannot total more than $500,000; and (3) if we have recorded an address change for an Owner during the past 15 days, the limits in (1) and (2) become $10,000. We reserve the right to change telephone withdrawal requirements or limitations.

For jointly owned Policies, all checks will be made payable to both Owners. You may have the money transferred to your bank account, or to a Fidelity mutual fund or brokerage account. Any Policies and accounts between which money will be transferred must have at least one owner’s name in common.

FILI reserves the right to restrict your Policy from Surrenders, Partial Withdrawals, and/or Exchanges if there is reasonable suspicion of fraud, diminished capacity, or inappropriate activity. FILI also reserves the right to restrict your Policy from Surrenders, Partial Withdrawals, and/or Exchanges if FILI is put on reasonable notice that the ownership of the Policy is in dispute.

We will normally pay you the amount of any Surrender or Partial Withdrawal, less any taxes withheld and any outstanding charges, within seven days after we receive the Surrender or Partial Withdrawal request in good order at the Service Center. We may, however, delay payment if (a) the disposal or valuation of the assets in an Investment Option is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (b) the SEC by order permits the postponement of payment to protect our Owners.

In addition, we reserve the right to delay payment of any Partial Withdrawal or Surrender from the Fixed Account for not more than six months. If payment from the Fixed Account is delayed more than 30 days, we will credit interest from the date of the withdrawal request at a rate not less than 1.0% per year compounded annually or, if greater, the rate required by applicable law.

Effect of Surrenders and Partial Withdrawals

•	A Surrender will take effect and the Policy will terminate on the date we receive your request in good order at our Service Center.

•	Once you Surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

•	A Partial Withdrawal reduces the Cash Surrender Value, and can affect the Face Amount, Death Benefit, and the Net Amount at Risk (which is used to calculate the Cost of Insurance charge).

•

If Death Benefit Option A is in effect, we will reduce the Face Amount by the amount of the Partial Withdrawal. For purposes of determining the Cost of Insurance charge, any decrease will first be used to reduce the most recent increase in Face Amount, then the next most recent increases, and finally the initial Face Amount. However, if a decrease in Face Amount moves a Single Life Policy into a lower Cost of Insurance band, (for example, from $1.1 million to $900,000) then the Cost of Insurance Rate applied to that Policy’s Net Amount at Risk may increase.

•	If Death Benefit Option B is in effect, a Partial Withdrawal will not affect the Face Amount, but the Death Benefit will be reduced in the same amount as the Policy Account Value.

•

You may not make a Partial Withdrawal if, or to the extent that, the Partial Withdrawal would reduce the Face Amount below the minimum Face Amount we require in order to issue a Policy, generally $250,000 for a Single Life Policy and $500,000 for a Survivorship Life Policy. See “Purchasing a Policy” above.

•

We reserve the right to reject a request for a Partial Withdrawal if, in our opinion, the requested Partial Withdrawal may cause the Policy to fail to qualify as life insurance under the Internal Revenue Code. In such a situation, you may reduce the amount of the Partial Withdrawal or request a Surrender.

•

Partial Withdrawals may increase your risk of Lapse. Both Surrenders and Partial Withdrawals may have unfavorable tax consequences. You should consult a qualified tax advisor before making a Surrender or Partial Withdrawal. See 8. Policy Lapse and Reinstatement and 11. Tax Considerations.

3(f). Loans

After the first Policy Year, while any Insured is alive and the Policy is in force, you may submit a request to borrow money from us using the Policy as the only collateral for the Loan. We normally pay you the Loan proceeds within seven (7) days after we receive a Loan request in good order. We may postpone payment of Loans under certain conditions, as described above in Surrenders and Partial Withdrawals.

•	The minimum Loan you may take is $500.

•	The maximum Loan you may take is up to 90% of your Policy Account Value.

•

If you have a Policy Loan outstanding, you may take an additional Loan so long as the total of all your Policy Loans does not exceed 90% of the Policy Account Value, including outstanding Policy Loan indebtedness.

•

If you have another life insurance policy with an outstanding loan and wish to transfer that policy’s proceeds into this Policy under Section 1035 of the Internal Revenue Code, we may permit you to carry over the Loan Balance even during the first Policy Year. You may not, however, request any new Loan proceeds during the first Policy Year.

•	In most states, we will not extend new or additional Policy Loans after the Extended Maturity Date.

Loan Balance and Loan Collateral Account

After your Loan application is approved, we will take three steps as of the close of business on the next Valuation Day:

•	We will send you the initial Loan amount requested from our general account.

•	We will set up an account to record the amount you owe, the “Loan Balance.” Initially, of course, the Loan Balance is equal to the initial Loan amount we have sent you.

•

Finally, to secure the Loan, we will transfer a net amount equal to the initial Loan Balance out of your Investment Options and Fixed Account and into a Loan Collateral Account that we hold as collateral. You may specify that we redeem this amount from specific Investment Options. Otherwise, we will transfer the Loan amount on a pro rata basis from all of your Investment Options and the Fixed Account based on the proportion of the Cash Surrender Value then allocated to each Investment Option and to the Fixed Account on the date of the transaction. These amounts will remain in the Loan Collateral Account until you repay the Loan.

•

If we have approved your request to transfer proceeds to this Policy from another policy subject to an outstanding Loan, your initial Loan Balance and Loan Collateral Account will be the outstanding Loan Balance you owed under the prior policy, and we will pay no new Loan proceeds to you.

The amounts held in the Loan Collateral Account are part of your Policy Account Value. While you have an outstanding Loan Balance, the Cash Surrender Value will be the Policy Account Value (including the Loan Collateral Account balance) less the Loan Balance and any unpaid charges due.

As long as the Loan is outstanding, we will continue to hold an amount as collateral for the Loan in the Loan Collateral Account. This amount is not affected by the investment performance of the Investment Options and will not be credited with the interest rates accruing on the Fixed Account. Amounts held in the Loan Collateral Account will accrue Loan interest and affect the Policy Account Value, even after the Loan is repaid, because these amounts will miss the opportunity to participate in the investment performance of the Investment Options while the Loan is outstanding.

Interest Processing

We charge you interest at a six percent (6%) annual rate on your Loan Balance. This rate will not be adjusted. Interest will be accrued and compounded (that is, become part of the Loan Balance) on each monthly Policy Processing Day.

Amounts in the Loan Collateral Account earn interest at an annual rate guaranteed not to be lower than four percent (4%) before the tenth (10th) Policy anniversary, and 5.75% thereafter. Loan interest is credited to the Loan Collateral Account on each monthly Policy Processing Day.

Loan interest capitalizes annually on the Policy Anniversary date, or when you take out a new Loan or make a repayment. Two things happen simultaneously when Loan interest capitalizes. First, the interest we have credited on the Loan Collateral Account is exchanged into the Investment Options and the Fixed Account in accordance with your then-current Premium allocation instructions. Second, we transfer an amount equal to the interest accrued upon your Loan Balance since the last Loan interest capitalization from your Cash Surrender Value to the Loan Collateral Account. We will obtain this amount by making redemptions from the Government Money Market Investment Option, or on a pro-rata basis from your balances in all Investment Options and the Fixed Account, based on your then-current Monthly Deduction instructions. (See 4(c). Monthly Deduction.)

Repayment

You may repay all or part of your indebtedness at any time while any Insured is alive and the Policy is in force. Upon each Loan repayment, we will allocate an amount equal to the Loan repayment (but not more than the Loan Balance) from the Loan Collateral Account back to the Investment Options and/or Fixed Account according to your then-current new Premium allocation instructions and our Premium allocation procedures. (See 5(b). Allocating Premiums Among Investment Options and the Fixed Account.) We will treat any repayment in excess of the Loan Balance as a Premium payment.

While your Loan is outstanding, we will credit payments we receive as Premium payments or Loan repayments in accordance with your written instructions. If we do not receive written instructions, we will assume that any payments you make are Premium payments.

Making Premium payments while a Loan is outstanding will increase your short-term costs of owning a Policy. Loan repayments, unlike Premium payments, are not subject to the State Tax Charge and will reduce net interest charges. Accordingly, while you have a Loan outstanding, you should provide written instructions about whether you want us to treat each payment as a Loan repayment or a Premium payment.

Effect of Loans on Policy Account Values and Insurance Proceeds

•	The amount of the Loan Balance, including unpaid principal and any accrued and unpaid interest, reduces the Cash Surrender Value and the Insurance Proceeds payable on the Insured’s death.

•

Amounts transferred as collateral to the Loan Collateral Account do not participate in the investment performance of the Investment Options, or earn Fixed Account interest, as long as the Loan is outstanding. Moreover, the interest we charge on your Loan Balance is greater than the interest earned on the Loan Collateral Account. This may limit your opportunity for asset growth over the long term.

•	Repaying a Loan causes the Insurance Proceeds and the Cash Surrender Value to increase by the amount of the repayment.

•

If your indebtedness causes the Cash Surrender Value on a Policy Processing Day to be less than the Monthly Deduction due, and the No-Lapse Guarantee no longer applies, your Policy will go into Default and enter a Grace Period. See 8. Policy Lapse and Reinstatement. If the Default is not remedied before the end of the Grace Period, the Policy will Lapse and we will repossess the collateral held in the Loan Collateral Account and use it to reduce or eliminate the Loan Balance.

•

Policy Loans may increase your risk of Lapse and may have unfavorable tax consequences. You should consult a qualified tax advisor before taking a Policy Loan. See 8. Policy Lapse and Reinstatement and 11. Tax Considerations.

4. CHARGES AND OTHER DEDUCTIONS

The Policy is subject to several types of charges and deductions, which will affect the Policy Account Value, Cash Surrender Value and the risk of Lapse, and may affect the Death Benefit. Unless specified otherwise, the below charges and deductions apply to both Single Life Policies and Survivorship Life Policies.

4(a). Sales or Surrender Charges

We do not deduct a sales charge from Premium payments, nor a Surrender charge upon Surrenders or Partial Withdrawals.

4(b). State Tax Charge

We deduct a State Tax Charge from each Premium payment to pay applicable state taxes that are assessed as a percentage of Premiums received by the Company. We do not currently deduct any taxes assessed by municipalities or other governmental entities, but we have the contractual right to do so if we provide you with advance written notice. State taxes vary by jurisdiction and may change from time to time. We charge 2.25% regardless of whether the applicable tax rate is higher or lower, but may in the future increase the State Tax Charge up to the applicable state tax rate.

4(c). Monthly Deduction

We make a deduction from the Cash Surrender Value as of each monthly Policy Processing Day to compensate us for administrative expenses and for the Policy’s insurance coverage. You may instruct us to take these deductions from the Government Money Market Investment Option (but not from the Fixed Account), or from all Investment Options and the Fixed Account on a pro rata basis, based on the proportion of the Cash Surrender Value then allocated to each Investment Option and to the Fixed Account as of each Policy Processing Day. You may change these instructions by giving written notice to us at our Service Center. If you do not provide us with written instructions, or if we cannot make a Monthly Deduction per your instructions, we will take the Monthly Deductions from the Investment Options and Fixed Account based on the proportion then allocated to each Investment Option and to the Fixed Account as of each Policy Processing Day.

The Monthly Deduction has 4 components: the monthly Cost of Insurance charge; the monthly Policy charge; the monthly unit charge (Survivorship Life Policies only); and charges for Riders you selected (as specified in the applicable Riders).

• Cost of Insurance. We assess a monthly Cost of Insurance charge to compensate us for providing the Death Benefit. Because this charge depends on a number of variables (Issue Age, sex (in most states), Underwriting Class, Policy Year and Face Amount), it varies from Policy to Policy and from Policy Processing Day to Policy Processing Day. Your Policy Schedule indicates the guaranteed maximum Cost of Insurance Rates applicable to your Policy.

The Cost of Insurance charge is equal to the Net Amount at Risk for your Policy on the Policy Processing Day, times the applicable monthly Cost of Insurance Rate.

Net Amount at Risk. The Net Amount at Risk is equal to the Death Benefit minus the Policy Account Value on each monthly Policy Processing Day, regardless of your choice of Death Benefit. Under either Death Benefit Option, a Face Amount increase or decrease will increase or decrease the Net Amount at Risk. In addition, under Death Benefit Option A, the Net Amount at Risk generally increases when the Policy Account Value decreases, and decreases when the Policy Account Value increases. Therefore, the Net Amount at Risk is affected by any factor that affects the Policy Account Value, including investment performance, Premium payments, Policy charges, and withdrawals. Under Death Benefit Option B, the Net Amount at Risk is generally the same as the Face Amount and not affected by changes in Policy Account Value. However, under either Death Benefit Option, while your Policy Death Benefit is determined by the tax test, both the Death Benefit and the Net Amount at Risk will generally increase or decrease based on increases or decreases of the Policy Account Value.

We calculate the Net Amount at Risk separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in your Policy’s Face Amount, then a different Underwriting Class (and a different Cost of Insurance Rate) may apply to the amount of the increase, based on each Insured’s circumstances at the time of the increase. In order to determine the Net Amount at Risk for each coverage layer, we first calculate your Policy’s total Net Amount at Risk. This total Net Amount at Risk includes any increase to the Death Benefit due to the requirements of your Policy’s tax test. The total Net Amount at Risk is then allocated among the coverage layers, up to each coverage layer’s Face Amount, in the reverse order in which the coverage layers were added to the Policy. Any remaining Net Amount at Risk will be allocated to the initial Face Amount layer, even if that Net Amount at Risk is greater than the initial Face Amount.

Cost of Insurance Rates. We base the Cost of Insurance Rates on each Insured’s Issue Age, sex (or unisex rate), Underwriting Class, number of full years the insurance has been in force and, for a Single Life Policy, the Face Amount. The actual monthly Cost of Insurance Rates are based on, among other things, our expectations as to future mortality and expense experience. We may increase or decrease these rates from time to time, but the rates will never be greater than the guaranteed Cost of Insurance Rates stated in your Policy. These guaranteed rates are based on: either the 1980 or 2001 Commissioner’s Standard Ordinary Mortality Table, as specified in your Policy, except that we may adjust the table rates in order to offer flat guaranteed rates during the first ten (10) Policy Years; and each Insured’s age nearest birthday, sex (except where unisex rates are required), and smoker/nonsmoker status. Any change in the Cost of Insurance Rates will be on a uniform basis for all Insureds of the same Issue Age, sex, Underwriting Class, and number of full years insurance has been in force.

A Single Life Policy’s Cost of Insurance Rate also depends in part on the Face Amount. We have three different Cost of Insurance “bands” applicable to Face Amounts of: 1) under $500,000, 2) $500,000 to $999,999, and 3) $1 million or above. Higher bands have lower Cost of Insurance Rates. If you make a Policy change that reduces your Single Life Policy’s Face Amount into a different Cost of Insurance band (i.e., reduction from $1.1 million to $900,000) then we may change your Cost of Insurance Rate to the appropriate rate for the new Face Amount.

For a Survivorship Life Policy, the Cost of Insurance Rates are not impacted by the Face Amount.

Underwriting Class. When you apply for a Policy, we will place each Insured in an Underwriting Class based on our underwriting process. We currently place Insureds into preferred classes, standard classes and non-standard classes with extra ratings, and smoker/nonsmoker status.

If all other factors are equal, the Cost of Insurance Rates will generally be lower for preferred classes than standard classes, and lower for standard classes than nonstandard classes. A Nonsmoking Insured will generally incur lower Cost of Insurance Rates than an Insured in the same Underwriting Class who is classified as a smoker. For Insureds under age 18, we have one set of rates; we do not have separate smoker and nonsmoker status, or separate preferred and standard Underwriting Classes. An Insured child who reaches age 18 will be classified as a standard smoker unless and until the Insured provides satisfactory evidence of non-smoker status and/or evidence that they qualify for our preferred Underwriting Class.

• Monthly Administrative Expenses (referred to as “Policy Charge” in your Policy). The $5.00 monthly charge compensates us for some of our ordinary administrative expenses, such as recordkeeping, processing Death Benefit claims and Policy changes, preparing and mailing reports, and overhead costs. This charge will not be increased during the life of the Policy.

• Monthly Unit Charge (Survivorship Life Policy Only). We deduct a monthly unit charge, expressed as an amount per $1,000 of the Policy’s Face Amount, for the first three Policy Years and for the three years (36 monthly Policy Processing Days) following a Face Amount increase. This charge compensates us for a portion of the additional underwriting and issue costs associated with a Survivorship Life Policy. The unit charge per $1,000 of Face Amount will never be greater than the rate set forth in the Policy Schedule.

• Charges for Optional Riders. Riders offering supplemental benefits are also available under the Single Life Policy and the Survivorship Life Policy. See 7. Other Benefits Available Under the Policy. We deduct any monthly charges for these Riders from the Cash Surrender Value as part of the Monthly Deduction. Rider charges are described in the Fee Tables above.

• Changes in Face Amount. We do not charge a transaction fee for any increases or decreases in your Policy’s Face Amount. However, increases in Face Amount will generally increase the Policy’s Net Amount at Risk and the monthly Cost of Insurance charges. See 6(c). Changing the Death Benefit after Purchase.

4(d). Mortality and Expense Risk Charge

We assess a daily charge against the Policy’s assets that are invested in the Investment Options of the Variable Account (but not the Fixed Account) to compensate us for certain mortality and expense risks we assume. The mortality risk is that Policy Insureds will live for a shorter time on average than we project, requiring us to make larger or earlier payments than we project. The expense risk is that our costs of issuing and administering the Policies will be greater than we can collect through other charges. We deduct a daily charge at an annual rate of 1.00% of the average daily net assets of your Policy in the Variable Account during the first twenty (20) Policy Years. The mortality and expense risk charge rate will then be reduced to an annual rate of 0.40% of the average daily net assets of your Policy in the Variable Account in the twenty-first (21st) Policy Year and beyond. These rates are guaranteed not to increase.

If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge is more than the actual costs, the excess can be used to cover our administrative or distribution costs, or added to our surplus.

4(e). Charges on Loans

If you take a Loan against your Policy, we charge you interest at a six percent (6%) annual rate on your Loan Balance. This rate will not be adjusted. Interest will be accrued and compounded (that is, become part of the Loan Balance) on each monthly Policy Processing Day. See 3(f). Loans.

4(f). Exchange Charge

We do not currently impose any charges when you Exchange among Investment Options or the Fixed Account, but we reserve the right to impose a charge if you Exchange on more than twelve days during a calendar year. We would deduct the Exchange charge from the amount being exchanged.

4(g). Fund Expenses

The value of the net assets of each Investment Option reflects the management fees and other expenses incurred by the corresponding Fund in which the Investment Option invests. For more information on Fund fees and expenses, please refer to Appendix A of this prospectus and the prospectuses for those Funds.

4(h). Reduction in Charges

The Policy is available for purchase by individuals, corporations and other entities. We may reduce or waive certain charges where the size or nature of such sales results in savings to us with respect to sales, underwriting, administrative, or other costs. We also may reduce or waive charges on Policies sold to employees, officers, directors or agents of FILI or its affiliates, and to their immediate family members. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total Premiums expected to be paid, total assets under management for the Owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, expected persistency of these individual Policies, and any other circumstances which FILI believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any Owners. The Company may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

5. PREMIUMS, POLICY ACCOUNT VALUES, AND INVESTMENT OPTION VALUES

5(a). Premiums

The Policy is a flexible Premium Policy. This means that, subject to certain requirements described below, you may decide when to make Premium payments and in what amounts.

Minimum Initial Premium: You were required make a Minimum Initial Premium in order for coverage to take effect. Your Minimum Initial Premium amount was required to be at least: the Planned Annual Premium if you selected an annual payment schedule; one-half the Planned Annual Premium if you selected a semi-annual payment schedule; or one-sixth of the Planned Annual Premium (two months worth), if you selected a monthly payment schedule using automatic electronic funds transfer (EFT). We calculated the Minimum Initial Premium based on several factors, including your choice of Face Amount, the Insured’s age, sex (in most states) and underwriting classification, and, for a Survivorship Life Policy, by Rider selected.

Subsequent Premium Payments: You can pay subsequent Premiums at any time. Each subsequent Premium payment must be at least $50.

When the Policy was issued, we provided you with a planned Premium payment schedule reflecting your choice of an annual or semi-annual payment schedule, or a monthly payment schedule if you chose to make payments under our EFT (electronic funds transfer) program. You may select a monthly EFT payment schedule of $100 or more for us to automatically deduct Premiums from your bank account, or from your eligible Fidelity mutual fund or brokerage account.

You are not required to pay Premiums according to the planned Premium payment schedule. It is your responsibility, however, to pay enough Premiums to avoid Lapse of the Policy. For additional information, please see 8. Policy Lapse and Reinstatement.

We have the right to limit or refund any Premium or portion of a Premium, or to request additional written instructions if, in our opinion, (1) the Premium would disqualify the Policy as a life insurance contract under the Internal Revenue Code (see 11. Tax Considerations); or (2) the Premium would make your Policy a MEC under the Internal Revenue Code (see 11. Tax Considerations); or (3) the Premium would increase the Net Amount at Risk, unless you provide us with satisfactory evidence of each Insured’s insurability. This could occur if the Death Benefit is based on the Policy Account Value times the applicable Internal Revenue Code factor. See 6. Death Benefit and Insurance Proceeds below.

If you have an outstanding Policy Loan, you should instruct us whether to credit your payments either as Premium payments or as Loan repayments. (See 3(f). Loans.) Finally, you may not pay any Premiums after the

Policy’s Extended Maturity date, although you may make Loan repayments after that date. (See 6(e). Extended Maturity.)

Method of Payment: You may pay for the Premiums with a personal check drawn on a U.S. bank subject to our approval. We reserve the right to refuse a personal check for any reason. You may also make Premium payments by moving money from your Fidelity mutual fund or brokerage account, or under our EFT program. Any Contracts and accounts between which money will be transferred must have at least one owner’s name in common. You may also request that we accept proceeds from another life insurance contract in a transaction that qualifies as a tax-free exchange under Section 1035 of the Internal Revenue Code. However, if we agree to process a requested 1035 exchange, we are responsible only for actions we take and are specifically not responsible for the performance of the transferring insurance company, for the timing of the transfer or for any adverse tax consequences.

Purchase Payments Made with Returned Checks or Unfunded Electronic Funds Transfers: If you make a Premium payment with a check that is returned to us unpaid due to insufficient funds or for any other reason, or if your Premium payment is made by an electronic funds transfer that is later reversed due to lack of funds in the bank account from which the transfer was made or for any other reason, we will: (1) reverse the transaction; and (2) if the reversal results in a loss of more than one thousand dollars ($1,000) to us, redeem a sufficient number of Investment Option units at the then-current unit values to provide us with an amount equal to the loss. Money will be taken proportionately from all of the Investment Options and the Fixed Account in which you are invested.

If you do not have sufficient value in your Cash Surrender Value, we may take legal action against you to recover any remaining losses we have incurred.

Any redemption we make under this provision may result in a taxable event to you, just as for any other withdrawal.

5(b). Allocating Premiums Among Investment Options and the Fixed Account

You choose how to allocate your Premium payments among the Investment Options and the Fixed Account, and the percentage to be allocated to each.

Additional Net Premiums allocated to the Investment Options are credited to your Policy based on the next computed value of an Investment Option unit following receipt of your payment at the Service Center. Net Premiums allocated to the Fixed Account are credited under your Policy as of the date the payment is received at our Service Center.

For subsequent Premium payments, you may send allocation instructions to our Service Center in accordance with our then-current procedures. We do not accept instructions by fax or electronic mail. If you make a subsequent Premium payment and do not give us allocation instructions for it, we will allocate it among the Investment Options and the Fixed Account in accordance with your most recent allocation instructions. Any allocation instructions will be effective upon receipt in good order at our Service Center, and will apply only to Premium payments received on or after that date.

Instructions may be expressed in dollars or in percentages. All instructions must be in whole numbers, not decimals or fractions. If you give us instructions that are unclear or incomplete, your Premium payment and any future Premium payments will be allocated to the Government Money Market Investment Option until we receive instructions that are clear and complete. Instructions may be unclear or incomplete if percentage allocations do not total 100% or for some other reason. In the case of incomplete or unclear instructions, we will not be responsible for changes in unit values or for lost market opportunities.

If you pay Premium payments monthly by electronic funds transfer, you will not be able to allocate any of those payments to the Fixed Account.

You may generally not allocate more than $20,000 (including transfers) to the Fixed Account during any one Policy Year. You may not allocate more than 25% of your Policy Account Value or any Premium payment to the Fixed Account and you may not make more than one transfer to the Fixed Account during any one Policy Year. We may discontinue the availability of the Fixed Account for transfers from the Investment Options, or for Premium payments, at any time.

You should verify the accuracy of your transaction confirmations and statements immediately after you receive them. If you find a discrepancy with regard to a particular transaction, you should notify the Service Center promptly. We will not be responsible for losses due to unit value changes unless you notify us within ten calendar days from the first time we mail a confirmation or statement with details of the transaction.

5(c). Policy Account Values and Investment Option Values

The Policy Account Value is the starting point for calculating values under a Policy. The Policy Account Value:

•	equals the sum of a Policy’s Fixed Account value, all Investment Option values, and Loan Collateral Account value;

•	is determined on each Valuation Day after the Policy becomes effective; and

•	has no guaranteed minimum amount and may be more or less than Premiums paid.

The Cash Surrender Value is the Policy Account Value, less any Loan Balance (which includes accrued interest) and unpaid charges due.

For each Investment Option to which you allocate Premiums, the Investment Option value is equal to the number of Investment Option units held by the Policy multiplied by the Investment Option’s unit value at the end of each Valuation Day. Your Policy’s number of units in any Investment Option is the sum of all units purchased with Premium payments or Exchanges, minus the sum of all units redeemed as a result of transactions you have requested (including Exchanges, withdrawals, Surrenders or Loans) and units we have redeemed for Policy charges or to pay Policy benefits.

The value of each Investment Option’s accumulation units is calculated as of the close of business (normally 4:00 p.m. Eastern Time) on each day that there is trading on the New York Stock Exchange (“Valuation Day”). The unit value changes on each Valuation Day based on the total return of the Investment Option. The total return reflects the investment performance of the Fund in which the Investment Option invests and is net of the asset charges to the Investment Option. Shares of the Funds are valued at their net asset values as described in the Funds’ prospectuses. Any dividends or capital gains distributions from a Fund are reinvested in that Fund. The Policy is “non-participating,” meaning there are no dividends. Investment results of the Investment Options are reflected in the Policy Account Value and certain other Policy features.

The investment performance of the Investment Options and underlying Funds, Policy expenses and deduction of charges will affect your Policy Account Value and Cash Surrender Value, and may also affect the amount of your Death Benefit. Positive total returns of the Investment Options you select generally increase Policy Account Value, and negative total returns generally decrease Policy Account Value. Policy Account Value may also decline due to Policy charges and deductions. Policy Account Value in turn may impact the amount of the Death Benefit, depending on which of the two Death Benefit options you chose when you purchased your Policy. See 6(b). Setting the Death Benefit at Purchase. You bear the entire investment risk for amounts you allocate to the Investment Options. You should periodically review your allocation strategy in light of market conditions and your overall financial objectives.

6. DEATH BENEFIT AND INSURANCE PROCEEDS

6(a). Overview of Death Benefit

We will pay Insurance Proceeds based on a Death Benefit to the named Beneficiaries: (a) upon satisfactory proof of death of the Insured while a Single Life Policy is in force; or (b) upon satisfactory proof of death of the last surviving Insured (that is, after both Insureds have died) while a Survivorship Life Policy is in force. If all named Beneficiaries die before the Insured, or the last surviving Insured in a Survivorship Life Policy, we will pay the Insurance Proceeds to any surviving Owner(s); if no Owner survives, to the estate of the last surviving Owner.

We will make payment in a lump sum, unless you have agreed with us to a different method of payment. Please contact our Service Center for customer service concerning payment options.

The Insurance Proceeds equal:

•	the Death Benefit (described below); minus

•	any unpaid monthly charges; minus

•	any Loan Balances, including any accrued but unpaid interest; minus

•	any payment made under the Accelerated Benefit, including any accrued but unpaid interest on such a payment.

We calculate the Death Benefit and Insurance Proceeds as of the Valuation Day on or next following: the date of the Insured’s death for a Single Life Policy; the date of death of the last surviving Insured for a Survivorship Life Policy. We will transfer the amounts allocated to Investment Options to the Government Money Market Investment Option upon receipt of notice of such Insured’s death, while we review or process a death claim. We will also pay interest on Insurance Proceeds to the extent required by applicable state law.

Once we have received due proof of the Insured’s death that is acceptable to us, we will ordinarily pay the Insurance Proceeds to the Beneficiaries within 15 days. These payments may be delayed in the event that we exercise our right to seek additional evidence, see “Policy Validity” below, or in the event of difficulty locating a Beneficiary or determining the correct Beneficiaries.

Upon the payment of Insurance Proceeds, and any additional benefits then due under a Policy Rider, the Policy and all Riders, will terminate, except that a Children’s Term Rider will continue in force until its termination. See “Children’s Term Rider” under 7(b). below for details.

6(b). Setting the Death Benefit at Purchase

When you applied for a Policy, you made three decisions in order to set the Death Benefit:

(1)	Selected a Face Amount of insurance coverage.

(2)	Chose Death Benefit Option A or Option B, which determined how the Policy Account Value will affect the Death Benefit.

(3)	Chose the tax test we apply to assure that your Policy is considered life insurance under the Internal Revenue Code.

You can request a hypothetical illustration that shows how each of these decisions affects the benefits of the Policy. You may wish to consult a financial planning or tax professional for additional advice.

Face Amount: The Face Amount sets a minimum level for the Death Benefit.

Death Benefit Options: This Policy provides two Death Benefit options: Option A and Option B.

Under Option A, the Death Benefit is the greater of:

(1)	the Face Amount; or

(2)	the minimum death benefit under the tax test you select.

Under Option B, the Death Benefit is the greater of:

(1)	the Face Amount plus the Policy Account Value; or

(2)	the minimum death benefit under the tax test you select.

Under either option, the Death Benefit is reset to equal the Policy Account Value on the Extended Maturity date. See “Extended Maturity” below.

Option A is intended for individuals who are comfortable with a fixed Face Amount of insurance coverage and prefer that increases, if any, in Policy Account Value reduce insurance costs. Cost of Insurance charges are based on a Policy’s Net Amount at Risk, which is the difference between Death Benefit and Policy Account Value. Under Option A, increases in Policy Account Value generally reduce the Net Amount at Risk, while decreases in Policy Account Value generally increase the Net Amount at Risk.

Option B is intended for individuals who prefer to have increases in Policy Account Value, due to Premium payments and/or favorable investment performance, reflected in a variable Death Benefit. If you chose Option B and your Policy Account Value increases, it will be reflected in an increased Death Benefit; if, however, your Policy Account Value declines, your Death Benefit will decrease. Policy Account Value may decline due to adverse investment experience and/or Policy charges and deductions, if not offset by Premium payments.

The amount of the Death Benefit may vary with the Policy Account Value:

(1) Under Option A, the Death Benefit will vary with the Policy Account Value only when the applicable tax test requires that the Death Benefit exceed the Face Amount. This may occur when the Policy Account Value is large in relation to the Death Benefit. (See “Tax Test” below.) The Death Benefit will also vary after the Extended Maturity date. See “Extended Maturity” below.

(2) Under Option B, the Death Benefit will always vary with the Policy Account Value.

Tax Test: In order to be treated as life insurance under Federal tax law, the Policy’s Death Benefit must meet or exceed the minimum requirements of either the Guideline Premium Test or the Cash Value Accumulation Test. These tests generally impact the Death Benefit when an Owner has a relatively large Policy Account Value in relation to the Face Amount.

You were asked to choose on your Policy Application the Guideline Premium Test (GPT) or the Cash Value Accumulation Test (CVAT), except that if the Insured on a Single Life Policy was 75 years old or more on the Issue Date, the CVAT automatically applied. The GPT generally gives Owners the ability to minimize insurance costs by maintaining a lower Net Amount at Risk over the life of the Policy. (The Net Amount at Risk is the difference between the Death Benefit and the Policy Account Value, and is the basis for monthly Cost of Insurance charges.) The CVAT, on the other hand, enables an Owner to pay in a greater amount of Premium in the early years of the Policy. Once the Policy is issued, you cannot change the tax test. You should consult a qualified tax advisor regarding your choice of tax tests.

Under the GPT, a Policy’s Death Benefit will not be less than the Policy Account Value times the corridor factor under the Code. The corridor factors, which require that the Death Benefit be greater than the Policy Account Value by a percentage that decreases over time, are shown in the Table of Guideline Premium Test Percentages in your Policy and in the SAI. They are summarized below, based on the Insured’s age or, for Survivorship Life

Policies, the younger Insured’s age, at the start of each Policy Year (for attained ages not shown, percentages decline pro rata each year):

Insured’s Attained Age	GPT Corridor Factor	Insured’s Attained Age	GPT Corridor Factor
40 and under	250%	60	130%
45	215%	65	120%
50	185%	70	115%
55	150%	75 through 90	105%
		95 through 99	100%

Under the CVAT, the Death Benefit will not be less than: (a) 1000 times the Policy Account Value, divided by (b) the Net Single Premium Factor per $1,000 of Death Benefit. The net single premium factors vary based on each Insured’s sex, underwriting class, age at Issue and Policy Year, and are shown in your Policy.

6(c). Changing the Death Benefit after Purchase

After the first Policy Year and while the Policy is in force, you may make a written request to change the Face Amount or the Death Benefit option or both. Any such change may affect the Net Amount at Risk over time, which would affect the monthly Cost of Insurance charge. We reserve the right to discontinue allowing such changes.

We generally do not permit more than one such change in any 12-month period, and we do not permit changes while benefits are being paid under any Disability Rider. We reserve the right to reject any change that may, in our opinion, result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. We also reserve the right to require additional written instructions from you in the event that the requested change may, in our opinion, make your policy a MEC under the Internal Revenue Code. A change of Face Amount or Death Benefit option may have unfavorable tax consequences. You should consult a qualified tax advisor before making any change to the Face Amount or the Death Benefit.

In order to request a change of your Face Amount or Death Benefit option, you must submit a written request. If you request an increase in Face Amount or a change in Death Benefit option which, in our opinion, increases our insurance risk, you must also provide additional evidence of the Insured’s insurability, as well as any additional paperwork we may require, to our Service Center. The effective date of any requested change in your Death Benefit will be the next monthly Policy Processing Day following the date when we approve your request for a change. A change in Face Amount or Death Benefit option has the effect of amending your Policy terms, and we will send you new Policy Schedule pages to reflect this change.

Increasing the Face Amount: You may request an increase in the Face Amount by submitting a written Application and providing evidence of insurability satisfactory to us at our Service Center.

•	The minimum increase is $50,000.

•	We will require that, on the effective date of an increase, and taking the increase into account, the Cash Surrender Value be at least equal to the monthly charges then due.

•	An increase will be effective on the next Policy Processing Day following the date we approve the change, provided that an Insured is living on that date.

•	The total Net Amount at Risk will be affected, which will increase the monthly Cost of Insurance charges.

•	Each increase in Face Amount will have its own Underwriting Class and Cost of Insurance Rates as determined at the time of the increase.

•	We reserve the right to limit increases in the Face Amount to one increase in any twelve (12) month period.

Decreasing the Face Amount: You may request a decrease in the Face Amount by submitting a written request to decrease the Face Amount, but you may not decrease the Face Amount below the applicable minimum initial Face Amount (generally $250,000 for a Single Life Policy and $500,000 for a Survivorship Life Policy). See 3(a). Purchasing a Policy above.

•	The minimum decrease is $25,000.

•	Any decrease will be effective on the next Policy Processing Day following the date we approve your request.

•	To apply the decrease, we will first reduce any increases in the Face Amount, starting with the most recent. Then we will reduce the initial Face Amount.

A decrease in Face Amount generally will decrease the Net Amount at Risk, on which the Cost of Insurance charges are based. For purposes of determining the Cost of Insurance charge, any decrease in Face Amount will first be used to reduce the most recent increase, then the next most recent increases in succession, and finally the initial Face Amount. However, if a decrease in Face Amount moves a Single Life Policy into a lower Cost of Insurance band, (for example, from $1.1 million to $900,000) then the Cost of Insurance Rate applied to the Policy’s Net Amount at Risk may increase. See “Cost of Insurance” below.

Changing Death Benefit from Option A to Option B: In order for us to approve a change from Option A to Option B:

•	The Policy must be in force;

•	The current Face Amount must be greater than the minimum Death Benefit required by Section 7702 of the Internal Revenue Code; and

•	The change must not reduce the Face Amount below the minimum Face Amount we require to issue a Policy.

If we approve a request from Option A to Option B, the following will occur:

•	We first decrease the Face Amount (beginning with the most recent increase, then the next most recent increases in succession, and finally the initial Face Amount) by the Policy Account Value;

•	The Death Benefit will not change on the effective date of the change, but thereafter the Death Benefit will vary daily with changes in Policy Account Value;

•

The Face Amount will be the Net Amount at Risk and will generally remain level after the change. This means there may be a relative increase in the Cost of Insurance charges, which are based in part on Net Amount at Risk, as the Insured ages, because increases in Policy Account Value, if any, will not reduce the Net Amount at Risk;

•	If you also request that the Face Amount stay the same after the change, the change will increase the Net Amount at Risk and the Monthly Deduction applied to your Policy Account Value.

Example:

Change Death Benefit From Option A to Option B	Option A (Before Change)	Calculation: Subtract Policy Account Value		Option B (After Change)
Face Amount	$300,000	–	$50,000	$250,000
Policy Account Value	$50,000			$50,000

Death Benefit	$300,000			$300,000

Changing Death Benefit from Option B to Option A: In order for us to approve a change from Option B to Option A, the Policy must be in force.

If we approve a request from Option B to Option A, the Face Amount will be increased by the Policy Account Value on the effective date of the change.

Example:

Change Death Benefit From Option B to Option A	Option B (Before Change)	Calculation: Add Policy Account Value		Option A (After Change)
Face Amount	$250,000	+$	50,000	$300,000
Policy Account Value	$50,000			$50,000

Death Benefit	$300,000			$300,000

6(d). Policy Validity

Contestability and Suicide provisions vary according to requirements of state law. This section describes FILI’s basic Policy terms, but you should review your Policy for the specific terms.

Except for Policy Lapse, we will not contest the validity of a Policy after it has been in force during the Insured’s life, or the lifetime of the last surviving Insured for a Survivorship Life Policy, for two years continuously from the Issue Date and for 2 years after any Policy reinstatement, or a shorter period if required by state law. Similarly, we will not contest the validity of a Death Benefit change requiring underwriting after such change has been in force during the Insured’s life, or the lifetime of the last surviving Insured for a Survivorship Life Policy, for two years, or a shorter period if required by state law. If we wish to contest the validity of a Survivorship Life Policy based on a material misrepresentation concerning the first Insured to die, we will notify you within 12 months after we have received proof of that Insured’s death.

If a Policy, or a change in Death Benefit requiring underwriting, has been in force less than two years, or if a reinstated Policy has been in force less than two years from the date of reinstatement, we can contest the validity of the Policy or Death Benefit change on the grounds of any misrepresentation of a material fact in the applicable Policy, reinstatement or Death Benefit change application.

We reserve the right to obtain evidence of the fact, manner and cause of death of any Insured, including the first Insured to die under a Survivorship Life Policy. You and your Beneficiaries agree to provide us with reasonably timely notice of the death of each Insured, including the first Insured to die in the case of a Survivorship Life Policy, so that our rights are not prejudiced by delay.

If an Insured, whether sane or insane, dies by suicide within two years after the Issue Date or within 2 years of any Policy reinstatement, or within the maximum period permitted by state law, if less, the following will occur:

•	a Single Life Policy will terminate;

•

a Survivorship Life Policy will terminate upon the suicide of either Insured during the time period if permitted by state law; otherwise, the Policy will terminate only upon the suicide of the second Insured to die within the time period.

If a Policy terminates due to a suicide, our liability will be limited to the Premiums paid for the Policy, less Loans and withdrawals.

If an Insured, whether sane or insane, dies by suicide within two years after a change in Death Benefit requiring underwriting, or within the maximum period permitted by state law, if less, our liability will be limited to the

Insurance Proceeds that would have been payable if the change had not taken effect, plus any additional Cost of Insurance charges taken as a result of the change.

If the age or sex of an Insured is misstated in the Policy Application, the following will occur:

•

if we discover the misstatement while any Insured is living, we will retroactively adjust the Policy Account Value and the Cash Surrender Value to reflect the Monthly Charges that would have applied if the Policy had correctly stated the age and sex of each Insured;

•

if we discover the misstatement after the death of the Insured in a Single Life Policy or after the death of both Insureds under a Survivorship Life Policy, we will change the Face Amount, Death Benefit and Insurance Proceeds, as well as any Death Benefit payable under any Riders, to reflect the amount that would be purchased by the most recent deductions for the Cost of Insurance and applicable Riders, applying each Insured’s correct age and sex.

Any modifications or waiver of our rights under a Policy are valid only if they are in writing and signed by the President, Secretary, or Assistant Secretary of FILI. We may modify the Policy to the extent necessary or appropriate to conform to applicable law, to assure continued qualification of the Policy as a life insurance Policy under Federal tax laws, or to reflect a change in the operation of the Variable Account. We will send you an endorsement to the Policy to reflect any such modifications.

6(e). Extended Maturity

A Single Life Policy Extended Maturity begins on the Policy Anniversary nearest the Insured’s 100th birthday. A Survivorship Life Policy Extended Maturity begins on the Policy Anniversary nearest the 100th anniversary of the younger Insured’s date of birth, even if the younger Insured is not the surviving Insured. At this time:

•	we will discontinue Monthly Deductions;

•	the Death Benefit will be converted to, and thereafter be defined as, the Policy Account Value, without regard to the Face Amount or Death Benefit option chosen;

•	we will not accept any new Premiums or, in most states, make any new or additional Policy Loans;

•	any Policy Loans will continue in place and interest will continue to accrue unless and until the Loans are repaid; and

•	the Owner retains all other rights under the Policy.

The tax consequences of continuing the Policy during Extended Maturity are not clear. You should consult a qualified tax advisor if you intend to do so.

Florida Residents: This Extended Maturity feature is not available in Florida. For Florida residents, the Single Life Policy will mature on the Policy Anniversary nearest the Insured’s 100th birthday, if the Insured is still living on that day. Upon maturity, the Policy will terminate and we will pay the Cash Surrender Value to the policy Owner and retire any Policy Loan by retaining the balance in the Loan Collateral Account. The Survivorship Life Policy will mature on the Policy Anniversary nearest the 100th anniversary of the younger Insured’s date of birth, even if the younger Insured is not the surviving Insured. Upon maturity, the Policy will terminate and we will pay the Cash Surrender Value to the policy Owner and retire any Policy Loan by retaining the balance in the Loan Collateral Account.

7. OTHER BENEFITS AVAILABLE UNDER THE POLICY

In addition to the standard Death Benefit associated with your Policy, other standard and/or optional benefits may also be available to you. The following tables summarize information about those benefits. Information about the fees, if any, associated with each benefit included in the table may be found in the Fee Tables.

7(a). Overview of Other Benefits

STANDARD BENEFITS

Name of Benefit	Purpose	Brief Description of Restrictions / Limitations
Accelerated Benefit	Allows you to request partial payment of the Insurance Proceeds as a living benefit if the Insured is diagnosed with a terminal illness and is expected to live less than 12 months.

This benefit is only applicable to Single Life Policies.

We may require evidence of the terminal illness, as defined in the Policy, before making payment.

This benefit is not included in New Jersey or Montana Policies.

Receipt of accelerated payment of Insurance Proceeds may have tax consequences.

Dollar Cost Averaging	Allows for automatic monthly Exchanges from either the Government Money Market Investment Option or the Investment Grade Bond Investment Option (the “Source Options”), but not both, to the other Investment Options you select (the “Destination Options”).

Minimum transfer amount is $250.

May not be used at the same time as Automatic Rebalancing.

May not be used to transfer money to the Fixed Account.

We reserve the right to modify or terminate this benefit.

Automatic Rebalancing	Helps to maintain a specified allocation mix among Investment Options.	May not be used at the same time as Dollar Cost Averaging. May not be used if you have a balance in the Fixed Account. We reserve the right to modify or terminate this benefit.

SINGLE LIFE POLICY OPTIONAL BENEFITS

Name of Benefit	Purpose	Brief Description of Restrictions / Limitations
Children’s Term Rider	Provides $10,000 term life insurance coverage on each of the Insured’s children named in the Application and on each child later born to or adopted by the Insured.

Coverage initially applies to each child over 14 days and under 18 years old while the Rider is in effect, and terminates on the earlier of the Insured’s age 65 or as each child turns age 25.

This Rider is not available for Montana Policies.

Total Disability Premium Payment Rider	Provides that during periods of the Insured’s total disability, as defined in the Rider, we will pay a Disability Benefit Amount of up to the lesser 1/12th of the Planned Annual Premium or $2,500 per month, as a Premium to this Policy on each monthly Policy Processing Day.

Benefit, if any, dependent on age of Insured when total disability begins.

We may require evidence of the disability before making payment, and on an ongoing basis while disability continues.

You were required to apply for this Rider in connection with your initial Policy application.

Only one of the two Total Disability Riders could be elected per Policy.

Not available in Pennsylvania.

Total Disability Waiver of Monthly Deductions Rider	Provides that during periods of the Insured’s total disability, as defined in the Rider, Monthly Deductions under this Policy will be waived.

Benefit, if any, dependent on age of Insured when total disability begins.

We may require evidence of the disability before making payment, and on an ongoing basis while disability continues.

You were required to apply for this Rider in connection with your initial Policy application.

Only one of the two Total Disability Riders could be elected per Policy.

Not available in Pennsylvania.

SURVIVORSHIP LIFE POLICY OPTIONAL BENEFITS

Name of Benefit	Purpose	Brief Description of Restrictions / Limitations
Total Disability Premium Payment Rider	Provides that during periods of the covered Insured(s)’ total disability we will pay a Disability Benefit Amount of up to the lesser 1/12th of the Planned Annual Premium or $2,500 per month, as a Premium to this Policy on each monthly Policy Processing Day.

Benefit, if any, dependent on age of Insured when total disability begins.

We may require evidence of the disability before making payment, and on an ongoing basis while disability continues.

You were required to apply for this Rider in connection with your initial Policy application.

Not available in Pennsylvania.

Estate Protection Rider	Provides a limited additional term life insurance benefit in the event that both Insureds die during the first four (4) Policy Years.	You were required to apply for this Rider in connection with your initial Policy application.

7(b). More Details on Other Benefits and Riders

PLEASE NOTE: “Benefits” are included with each Policy for no additional charge. “Riders” are separate forms that can be added to your Policy, usually for additional costs, to provide additional insurance benefits. You must generally apply for Rider coverage when you apply for the Policy itself. We may decline or limit Rider coverage in accordance with our underwriting standards or for any reason permitted by law. Benefits and Riders may not be included / available in all states and where included / available may vary from state to state. The Benefit and Rider descriptions below are summaries only; you should review your Policy and Rider forms themselves for more complete terms and conditions.

STANDARD BENEFITS

• Accelerated Benefit

This benefit is only applicable to Single Life Policies.

Included as part of a Single Life Policy at no additional charge, this benefit allows you to request partial payment of the Insurance Proceeds as a living benefit if the Insured is diagnosed with a terminal illness and is expected to live less than 12 months. We may require evidence of the terminal illness, as defined in the Policy, before making payment. The amount available as a benefit is up to fifty percent (50%) of the Net Amount at Risk (Death Benefit less Policy Account Value), up to a maximum of $250,000. We place a lien against the Insurance Proceeds equal to the amount of the Accelerated Benefit payment, plus interest at an annual rate of six percent (6%) from the date of Accelerated Benefit payment until the time of death; the lien has the effect of reducing the Insurance Proceeds payable at death. After a payment of this benefit, we will continue to make Monthly Deductions based on the entire Net Amount at Risk. A payment of this benefit will not affect the Policy Account Value, Cash Surrender Value or Policy Loans. See your Policy for complete details of the coverage. This benefit is not included in New Jersey or Montana Policies.

Receipt of accelerated payment of Insurance Proceeds may have tax consequences. You should consult a qualified tax advisor before requesting any Accelerated Benefit payment.

• Dollar Cost Averaging

Dollar Cost Averaging allows you to make automatic monthly Exchanges at no charge from either the Government Money Market Investment Option or the Investment Grade Bond Investment Option (the “Source Options”), but not both, to the other Investment Options you select (the “Destination Options”). You may not, however, select the Source Options as Destination Options. Each month you must move at least $250 to each Destination Option then in effect. You may change your Source Option or your Destination Options at any time, by calling us or by sending written notice to our Service Center. Dollar Cost Averaging transactions do not count toward the Policy’s limits on the number of Exchanges.

You may select any day of the month from the 1st to the 28th as the day your Dollar Cost Averaging transactions will take place each month. If the New York Stock Exchange is not open on the scheduled day in a particular month, the Exchange will take place on the next day the New York Stock Exchange is open for trading.

If your balance in the Source Option on a transfer date is less than the amount to be transferred to the Destination Option(s), we will transfer all the money in the Source Option to the Destination Options proportionately, and your participation in the program will automatically terminate.

You may cancel Dollar Cost Averaging at any time by calling us or sending written notice to the Service Center.

You may not use Dollar Cost Averaging to transfer money to the Fixed Account. You cannot use Dollar Cost Averaging at the same time that you use Automatic Rebalancing, which is described immediately below. We reserve the right to modify or terminate Dollar Cost Averaging.

• Automatic Rebalancing

You can use Automatic Rebalancing at no charge to help you maintain your specified allocation mix among the Investment Options.

You direct us to readjust your allocations on a quarterly, semi-annual or annual basis to return to the allocations you select on the Automatic Rebalancing instruction form. Automatic Rebalancing transactions do not count toward the Policy’s limits on the number of Exchanges.

You choose one day of the month from the 1st to the 28th for Automatic Rebalancing. If the New York Stock Exchange is not open on the scheduled day in a particular month, the Exchange will take place on the next day the New York Stock Exchange is open for trading.

Automatic Rebalancing will continue until you notify us to cancel it. We reserve the right to modify or terminate Automatic Rebalancing. You may not use Automatic Rebalancing if you have a balance in the Fixed Account. You may not use Automatic Rebalancing at the same time you use Dollar Cost Averaging, which is described immediately above.

SINGLE LIFE POLICY OPTIONAL BENEFITS

• Children’s Term Rider

This Rider provides $10,000 term life insurance coverage on each of the Insured’s children named in the

Application and on each child later born to or adopted by the Insured. Coverage initially applies to each child over 14 days and under 18 years old while the Rider is in effect. You can apply for this Rider at the time of Application for the Policy or at the birth or legal adoption of the first child of the Insured. This Rider terminates as to each insured child on the Child’s 25th birthday. This Rider will terminate as to all insured children on the earliest of:

1.	The first Policy Processing Day after we receive Written Request for termination;

2.	The date of Surrender or other termination of the Policy (other than by the death of the Insured); or
3.	The Policy Anniversary nearest the Insured’s 65th birthday.

See the Rider for complete details of the coverage. This Rider is not available for Montana Policies.

• Total Disability Riders

You had the opportunity to purchase one of two total disability Riders, in connection with your initial Policy application, as long as the Insured was at least 18 and under 65 when the Policy was issued.

•

Total Disability Premium Payment Rider. This Rider provides that during periods of the Insured’s total disability, as defined in the Rider, we will pay a Disability Benefit Amount of up to the lesser of the one-twelfth (1/12) of the Planned Annual Premium or $2,500 per month, as a Premium to this Policy on each monthly Policy Processing Day while total disability continues and other requirements are met.

•

Total Disability Waiver of Monthly Deductions Rider. This Rider provides that during periods of the Insured’s total disability, as defined in the Rider, Monthly Deductions under this Policy will be waived while total disability continues and other requirements are met.

Limitations On Both Total Disability Riders. If the Insured’s total disability begins at age 65 or later, no benefits will be paid. If the total disability begins on or after the Insured’s age 63 but before 65, benefits may continue for up to two years. If the total disability begins on or after the Insured’s age 60 but before 63, benefits may continue until up to age 65. If the total disability begins before the Insured’s age 60, the benefits will continue as long as the Insured remains totally disabled. You can only elect one of the two Total Disability Riders. We reserve the right to require evidence of the disability before making payment under these Riders, and on an ongoing basis while disability continues. See the Rider(s) for complete details of the coverage. These Riders were not available for Pennsylvania Policies.

SURVIVORSHIP LIFE POLICY OPTIONAL BENEFITS

• Total Disability Premium Payment Rider(s)

You had the opportunity to purchase this Rider for either or both Insureds in connection with your initial Policy Application. It provides that during periods of the covered Insured(s)’ total disability, as defined in the Rider, we will pay a Disability Benefit Amount of up to the lesser of one-twelfth (1/12) of the Planned Annual Premium or $2500, as a Premium to this Policy on each monthly Policy Processing Day while total disability continues and other requirements are met. If the Insured’s total disability begins at age 65 or later, no benefits will be paid. If the total disability begins on or after the Insured’s age 63 but before 65, benefits may continue for up to two years. If the total disability begins on or after the Insured’s age 60 but before 63, benefits may continue until up to age 65. If the total disability begins before the Insured’s age 60, the benefits will continue as long as the Insured remains totally disabled. We reserve the right to require evidence of the disability before making payment under this Rider, and on an ongoing basis while disability continues. See the Rider for complete details of the coverage. This Riders was not available for Pennsylvania Policies.

• Estate Protection Rider

This Rider provides a limited additional term life insurance benefit in the event that both Insureds die during the first four (4) Policy Years. You had the opportunity to apply for this Rider in connection with your initial Policy application. See the Rider for complete details of the coverage. There are no separate charges for this Rider.

8. POLICY LAPSE AND REINSTATEMENT

A Policy will go into Default if, on a monthly Policy Processing Day, the Cash Surrender Value is insufficient to pay the amount of the Monthly Deduction and the No-Lapse Guarantee no longer applies to the Policy. Therefore, a Policy could Lapse eventually if its Cash Surrender Value is not sufficient to cover Policy charges.

We will notify you in writing of any Default and will allow you a Grace Period of 61 days from the date of the written notice, in which you may make a Premium payment sufficient to bring the Policy out of Default. The required payment will be the accumulated deficiencies plus three (3) months’ Monthly Deductions.

If we do not receive the required payment by the end of the Grace Period, the Policy will Lapse: that is, terminate with no value. If there is a Policy Loan, we will repossess the collateral held in the Loan Collateral Account and use it to reduce or eliminate the Loan Balance. In addition, a Policy Lapse may have unfavorable tax consequences. See “Federal Tax Considerations.”

8(a). Death During Grace Period

If the Insured under a Single Life Policy, or the last surviving Insured under a Survivorship Life Policy, should die during the Grace Period, the Cash Surrender Value used in the calculation of the Death Benefit will be the Cash Surrender Value as of the Policy Processing Day on which the Policy went into Default.

8(b). No Lapse Guarantee

As long as your Policy satisfies the No-Lapse Guarantee Cumulative Premium Test, we guarantee that the Policy will not go into Default during the No-Lapse Guarantee Period, even if adverse investment experience or other factors should cause the Cash Surrender Value to fall to zero or below. The No-Lapse Guarantee applies to all Underwriting Classes. The No-Lapse Guarantee Period for a Single Life Policy is the first ten (10) Policy Years, if the Issue Age of the Insured is 70 or less; or the first five (5) Policy Years, if the Issue Age of the Insured is 71 or more. The No-Lapse Guarantee Period for a Survivorship Life Policy is the first five (5) Policy Years. After the end of the No-Lapse Guarantee Period, this guarantee no longer applies. If you make a material change to your Policy, such as an increase or decrease in the Face Amount, the Premium payments necessary to maintain this guarantee may increase or decrease.

Because this guarantee prevents Lapse during the No-Lapse Guarantee Period, it is possible for your Cash Surrender Value to decline below zero. In this case, unless you repay the negative balance before the end of the No-Lapse Guarantee Period, your Policy will Lapse after the end of that period.

The No-Lapse Guarantee is not available in all states.

No-Lapse Guarantee Cumulative Premium Test. At the time you purchase your Policy, we will provide you with a Planned Premium Payment Schedule. The No-Lapse Guarantee Cumulative Premium Test is satisfied if, on each monthly Policy Processing Day, the sum of all Premiums paid to date, less any Loans and withdrawals taken and any charges or interest then due, is equal to or exceeds the sum of the payments that would have been made through that date if the Planned Annual Premium had been paid in timely equal monthly installments prior to each Policy Processing Day. If you fail the Cumulative Premium Test and fail to make the necessary payments during the NLG Grace Period (defined below), you will not be able to reinstate this guarantee.

NLG Grace Period: If your Policy fails the No-Lapse Guarantee Cumulative Premium Test on a monthly Policy Processing Day, we will send you a letter indicating that you have a grace period of thirty (30) days from the day your Policy failed the test, in which to pay Premiums sufficient to make up the shortfall.

Important: If your Policy fails the No-Lapse Guarantee Cumulative Premium Test and you fail to make the necessary payment before the end of the NLG Grace Period, the guarantee will no longer apply and there is no way to reinstate the guarantee. If the Policy still has a sufficient Cash Surrender Value, however, it will remain in force despite the loss of the No-Lapse Guarantee.

The No-Lapse Guarantee is not available in all states and may vary according to state law. Please check your Policy.

8(c). Policy Reinstatement

An Owner may, by making a written request, reinstate a Policy which has terminated after going into Default at any time within the three-year period following the date of termination subject to the following conditions:

•	Evidence of each Insured’s insurability, satisfactory to us, is provided to us; and

•

A payment equal to the amount that was required to bring the Policy out of Default immediately prior to termination, plus an amount equal to the applicable Monthly Deduction for the next three (3) months, must be paid to us.

If reinstatement is approved, the effective date of reinstatement will be the later of the date we approve the Owner’s request or the date we receive the required payment at our Service Center.

A reinstated Policy:

•	Has the same Policy Date as the Policy when originally issued;

•	May have higher Cost of Insurance Rates if the Insured is in a different Underwriting Class and/or a different age group at the time of reinstatement;

•	Will NOT have a No-Lapse Guarantee; and

•	Reflects the reduction or elimination of any previous Policy Loans due to the previous Lapse.

9. THE FIXED ACCOUNT

Because of exemptive and exclusionary provisions, we have not registered interests in the Fixed Account under the Securities Act of 1933, nor have we registered our general account as an investment company under the 1940 Act. Interests in the Fixed Account are generally not subject to the provisions of those laws. Disclosures regarding the Fixed Account and our general account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The Fixed Account is a portion of our general account. You may allocate a portion of your Premium payments or transfer a part of your Policy Account Value to the Fixed Account. The value of your interest in the Fixed Account does not fluctuate with the investment experience of our general account or the investment experience of the Investment Options.

We guarantee that money held in the Fixed Account will accrue interest daily at an annual rate that will never be less than the guaranteed rate stated in your Policy Schedule.

When you allocate money to the Fixed Account, we assign an interest rate to that amount. The rate will be guaranteed for a period of time. The length of that period will depend on when you allocate the amount to the Fixed Account.

When the initial guaranteed period ends, we will assign a new rate to that amount, and the new rate will be guaranteed for a period of at least one year. At the end of each guaranteed period we will set a new rate, each time for a period of at least one year.

Different rates may apply to different amounts in the Fixed Account. The rate for a given amount will depend on when that amount was first allocated to the Fixed Account. Also, the interest rate we apply to any particular amount will vary from time to time.

We reserve the right to limit or discontinue at any time the availability of the Fixed Account, both for transfers from the Funds and for Premium payments. If you attempt to allocate any portion of a Premium payment to the Fixed Account in excess of permitted amounts, we will place any excess in the Government Money Market Investment Option.

You may generally not allocate more than $20,000 (including transfers) to the Fixed Account during any one Policy Year. You may not allocate more than 25% of your Policy Account Value or of any Premium payment to the Fixed Account and you may not make more than one transfer to the Fixed Account during any one Policy year.

10. MAKING EXCHANGES AMONG INVESTMENT OPTIONS AND THE FIXED ACCOUNT

10(a). Overview

In general, you may make transfers of money (“Exchanges”) among the Investment Options and/or the Fixed Account by sending us instructions in writing with your original signature or by calling us. We do not accept instructions by fax, electronic mail or via the internet, or instructions that are not in good order under our then-current procedures.

We do not currently impose any charges when you make Exchanges but we reserve the right to impose a charge if you make Exchanges on more than twelve days during a calendar year.

Making excessive Exchanges can disrupt the ability of a Fund to achieve its investment objective and increase the Fund’s expenses. We may limit the number of days on which you can make Exchanges, but you will always be able to make Exchanges on at least five days each Policy Year and we may limit the number of Exchanges permitted. We may also require you to submit your Exchanges by mail.

Your request to make an Exchange may be expressed in terms of dollars, such as a request to move $5,000 from one Investment Option to another. You may also request a percentage reallocation among Investment Options. Percentage requests must be made in whole numbers. You cannot move less than $250 from any Investment Option except that if you have less than $250 in an Investment Option you may move the entire amount.

10(b). Making Exchanges by Telephone

Currently you may make Exchanges by telephone up to 18 days in each calendar year. You may make Exchanges on additional days only by a letter to our Service Center.

We reserve the right to revise or terminate your ability to make Exchanges by telephone. We also reserve the right to limit the amount of any telephone Exchange or to reject any telephone Exchange.

We will not be responsible for any losses resulting from unauthorized telephone Exchanges if we follow reasonable procedures designed to verify the identity of the caller. We may record telephone calls. You should verify the accuracy of your Exchanges by checking the confirmations and statements we send to you as soon as you receive them. Notify the Service Center immediately if you find any discrepancies. We will not be responsible for losses resulting from unit value changes unless you notify us within ten calendar days from the first time we mail a confirmation or statement containing details of the transaction.

10(c). Effective Date of Exchanges Among Investment Options

Any redemption from an Investment Option that is part of an Exchange among Investment Options will be effected as of the end of the Valuation Day in which we receive the request at our Service Center. Generally the purchase of Investment Option units in other Investment Options with the proceeds of the redemption will occur at the same time. However, if your Exchange involves (1) moving from an Investment Option (“Source”) that invests in an equity Fund that is in an illiquid position due to substantial redemptions or Exchanges that require it to sell portfolio securities in order to make funds available, and (2) moving to an Investment Option (“Target”) that invests in a Government Money Market Fund that accrues dividends on a daily basis and requires federal funds before accepting a purchase order, then there may be a delay in crediting the amount that is moving to the new Investment Option. The delay will last until the Source Investment Option obtains liquidity, or for seven days, whichever is shorter. During this period, the amount to be transferred from the Source Investment Option will remain as a fixed obligation of the Source Investment Option and will not participate in the investment results of either the Source or the Target Investment Option.

10(d). Frequent Exchanges Among Investment Options

Use of Market Timing Services: Some Owners desire to use firms or individuals who engage in market timing. Market timing services usually obtain authorization from Owners to make Exchanges among the Investment Options on the basis of perceived market trends. Large Exchanges resulting from market timing activity may disrupt the management of the Funds and become a detriment to other Owners of variable life insurance policies or variable annuity contracts who allocate money to the Funds.

To protect Owners not using market timing services, we reserve the right to reject Exchanges communicated to us by anyone acting under a power of attorney on behalf of more than one person. We also reserve the right to reject Exchange instructions we receive from a market timing firm or other third party that any Owner has authorized to make multiple Exchanges. We will exercise these rights only if we believe that doing so will prevent harm to other Owners of variable life insurance policies or variable annuity contracts. In the event we reject an Exchange without a prior warning, we will promptly notify the party requesting the Exchange of the rejection by telephone, in writing or in the manner the request was made.

Short-Term Trading Risk: Frequent Exchanges among Investment Options by Owners can reduce the long-term returns of the underlying mutual funds. The reduced returns could adversely affect the Owners, annuitants, Insureds or Beneficiaries of any variable annuity contracts or variable life insurance policies issued by any insurance company with respect to values allocated to the underlying Fund. Frequent Exchanges may reduce the mutual fund’s performance by increasing costs paid by the Fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the Fund’s net asset value.

The insurance-dedicated mutual funds available through the Investment Options are also available in products issued by other insurance companies. These Funds carry a significant risk that short-term trading may go undetected. The Funds themselves generally cannot detect individual Owner Exchange activity, because they are owned primarily by insurance company separate accounts that aggregate Exchange orders from Owners of individual Policies. Accordingly, the Funds are dependent in large part on the rights, ability and willingness of all participating insurance companies to detect and deter short-term trading by Owners. As a result of the adoption of Rule 22c-2 of Investment Company Act of 1940, all Funds have entered into information sharing agreements with FILI that will require FILI, upon request, to (i) provide the Funds with specific information about Contract Owner transfer activity, and, if so requested by a Fund, (ii) prohibit future transfers into such Fund.

As outlined below, FILI has adopted policies regarding frequent trading, but can provide no assurance that other insurance companies using the same mutual funds have adopted comparable procedures. There is also the risk that these policies and procedures concerning short-term trading will prove ineffective in whole or in part to detect or prevent frequent trading. Please review the mutual funds’ prospectuses for specific information about the Funds’ short-term trading policies and risks.

FILI Policies Regarding Frequent Trading: FILI does not authorize market timing. FILI has adopted policies and procedures designed to discourage frequent trading (i.e. frequent transfers or Exchanges) as described below. If requested by the underlying mutual funds, FILI will consider additional steps to discourage frequent trading of shares of those Funds, not inconsistent with the policies and procedures described below.

Owners who engage in frequent trading may be subject to temporary or permanent restrictions as described below on future purchases or Exchanges in a Fund, and potentially in all Fidelity Funds. Further, Owners who have engaged in frequent trading in other Fidelity Funds—or in Other Funds—may be subject to temporary or permanent restrictions on purchases or Exchanges in those Funds. FILI may alter its policies, in any manner not inconsistent with the terms of the Policy, at any time without notice to Owners.

Although there is no minimum holding period and Owners can make withdrawals or Exchanges out of any Investment Option at any time, Owners may ordinarily comply with FILI’s policies regarding frequent trading by allowing 90 days to pass after each purchase or allocation into an Investment Option before they withdraw or exchange out of that Investment Option.

In addition, each underlying mutual fund reserves the right to reject the Variable Account’s entire purchase or Exchange transaction at any time, which would make FILI unable to execute Owner purchase, withdrawal or Exchange transactions involving that Fund on that trading day. FILI’s policies and procedures are separate and independent from any policies and procedures of the underlying mutual funds, and do not guarantee that the mutual funds will not reject Variable Account orders.

Frequent Trading Monitoring and Restriction Procedures: FILI has adopted policies and procedures related to Exchanges among Investment Options that are set out below. Frequent trading activity is measured by the number of roundtrip transactions by an Owner. A roundtrip transaction occurs when an Owner makes an allocation or Exchange into an Investment Option followed by a withdrawal or Exchange out of the same Investment Option within 30 days. Owners are limited to one roundtrip transaction per Investment Option within any rolling 90-day period, subject to an overall limit of four roundtrip transactions in the Policy over a rolling 12-month period.

Owners with two or more roundtrip transactions in one Investment Option within a rolling 90-day period will be blocked from making additional allocations or Exchanges into that Investment Option, through any means, for 85 days.

In addition, Owners who complete a fourth (or higher) roundtrip transaction, at least two of which are completed on different business days, within any rolling 12-month period, will have a U.S. Mail-Only Trade Restriction imposed on all contracts/policies issued by FILI or its affiliate, that they own. This rule will apply even if the four or more roundtrips occur in two or more different Investment Options. This restriction will stay in effect for 12 months. If the Owner makes another roundtrip in a contract that is currently subject to a U.S. Mail-Only Trade Restriction, then the U.S. Mail-Only Trade Restriction period (12 months) is re-started and all purchase transactions will be permanently blocked in the violated Investment Option across all contracts with common ownership. “U.S. Mail-Only” for purposes of the U.S. Mail-Only Trade Restriction is defined as First-Class Mail delivered via the U.S. Postal Service. Expedited delivery or courier services, including such services performed by the U.S. Postal Service, will not be accepted.

FILI further reserves the right to reject specific transactions or impose restrictions as described above in respect of any Policy owned or controlled commonly with a Policy subject to the above restrictions, or in respect to any Policy owned or controlled commonly by a person who is the subject of a complex-wide block.

Exceptions: FILI has approved the following exceptions to the frequent trading policy:

(1)	Transactions in the Government Money Market Investment Option;

(2)	Dollar cost averaging, automatic rebalancing and automatic Premium payment programs via electronic funds transfer (“EFT”) will not count toward an Investment Option’s roundtrip limits;

(3)

FILI may suspend the frequent trading policy and make exceptions to the policy for transactions made during periods of severe market turbulence or national emergency. There is no assurance that FILI will do so or that, if it does so, the underlying mutual funds will make any necessary exceptions to their frequent trading policies.

FILI may choose not to monitor transactions below certain dollar value thresholds. No other exceptions will be allowed. The Frequent Trading procedures will be applied consistently to all Owners.

10(e). Exchanges To and From the Fixed Account

There is no additional charge for Exchanges to or from the Fixed Account. You can make Exchanges to and from the Fixed Account only in accordance with our then current procedures for such Exchanges and only with our consent. We may discontinue the availability of the Fixed Account for Exchanges from the Investment Options or for Premium payments at any time. We also reserve the right to limit the frequency and amount of Premiums allocated to, and Exchanges into, the Fixed Account.

You may currently make one transfer per Policy Year from the Variable Account to the Fixed Account. However, for one year following your last Exchange out of the Fixed Account, you may not (1) exchange any portion of your Policy Account Value from the Investment Options to the Fixed Account, or (2) allocate any portion of any Premium payment to the Fixed Account. You may generally not allocate more than $20,000 (includes transfers and Premium payments) to the Fixed Account during any one Policy Year. You may not allocate more than 25% of your Policy Account Value or of any Premium payment to the Fixed Account and you may not make more than one transfer to the Fixed Account during any one Policy Year. If you attempt to make an Exchange into the Fixed Account in excess of permitted amounts, we may reject the entire Exchange.

The minimum dollar amount you may Exchange from any Investment Option to the Fixed Account is $250, unless you have less than $250 in an Investment Option. Then you may exchange the entire amount from the Investment Option to the Fixed Account. We will determine in our sole discretion the maximum amount that you can exchange from the Fixed Account.

If you pay Premiums monthly by electronic funds transfer, you will not be able to allocate any of those payments to the Fixed Account.

When you withdraw or Exchange amounts out of the Fixed Account, the amounts that have been credited to the Fixed Account for the shortest time are withdrawn first. At the end of each annual renewal interest guarantee period after the Policy Issue Date, we will set the amount that may be Exchanged into or out of the Fixed Account for the next year, provided that these amounts will not be less than the minimum specified above.

10(f). Written Requests Received at the Company

Any request that is required to be submitted to the Company in writing must be in accordance with the Company’s then current standards and shall not be effective until the date and time that either:

1.	The original request is physically received at the Annuity Service Center; or

2.	An electronic image of the original request, which has been submitted by an agent of Fidelity, is received at the Annuity Service Center.

All communications to us regarding your Contract should be sent to: Fidelity Investments Life Insurance Company, Annuity Service Center, PO Box 770001, Cincinnati, Ohio 45277-0050.

11. TAX CONSIDERATIONS

The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based on FILI’s understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the IRS.

11(a). Tax Status of the Policy

To qualify as a life insurance contract for Federal income tax purposes, the Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Internal Revenue Code. The manner in which Section 7702 should be applied to certain features of the Policy offered in this prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702. Nevertheless, FILI believes that the Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

If it is subsequently determined that a Policy does not satisfy Section 7702, we may take whatever steps are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Internal Revenue Code requires that the investments of each subaccount of the Variable Account must be “adequately diversified” in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code (discussed above). The Variable Account, through the Funds, intends to comply with the diversification requirements prescribed in Treas. Reg. § 1.817-5, which affect how the Funds’ assets are to be invested. FILI believes that the Variable Account will thus meet the diversification requirement, and FILI will monitor continued compliance with this requirement.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract Owner is considered the Owner of separate account assets, income and gain from the assets would be includable in the variable contract Owner’s gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings under Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which contract Owners may direct their investments to particular subaccounts without being treated as Owners of the underlying shares. No such regulations or revenue rulings have been issued to date. It is possible that when regulations or rulings are issued, the Policies may need to be modified to comply with them.

11(b). IRC Qualification

For a Policy to be treated as a life insurance contract under the Internal Revenue Code, it must pass one of two tests—a Cash Value Accumulation Test or a guideline premium/cash value corridor test. At the time of issuance of the Policy, you choose which test you want to be applied. It may not be changed thereafter.

•

Cash Value Accumulation Test (CVAT). Under the terms of the Policy, the Policy Account Value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy. If the Insured under a Single Life Policy is 75 years old or more on the Policy Date, the CVAT will automatically apply.

•

Guideline Premium Test (GPT). The Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement. Under the guideline premium requirement, the sum of the Premiums paid under the Policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under the Policy. Under the cash value corridor requirement, the Death Benefit at any time must be equal to or greater than the applicable percentage of Policy Account Value specified in the Code.

The CVAT does not limit the amount of Premiums that may be paid under the Policy. If you desire to pay Premiums in excess of those permitted under the GPT, you should consider electing to have your Policy qualify under the CVAT. However, any Premium that would increase the Net Amount at Risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum Death Benefit due to growth in the Policy Account Value will generally be greater under the CVAT than under the GPT.

The GPT limits the amount of Premium that may be paid under the Policy. If you do not desire to pay Premiums in excess of those permitted under GPT limitations, you should consider electing to have your Policy qualify under the GPT.

The following discussion assumes that the Policy qualifies as a life insurance contract for Federal income tax purposes.

We believe that the Insurance Proceeds under the Policy will be excludable from the gross income of the Beneficiary and that you will not be taxed on increases in the Policy’s Account Value during the life of the Insured, or in the case of Survivorship Life Policy, the life of the second of the two Insureds.

11(c). Modified Endowment Contracts

The Internal Revenue Code establishes a class of life insurance contracts designated as “modified endowment contracts” (“MECs”), which applies to Policies entered into or materially changed after June 20, 1988.

Due to the Policy’s flexibility, classification as a MEC will depend on the individual circumstances of each Policy. In general, a Policy will be a MEC if the accumulated Premiums paid at any time during the first seven Policy Years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual Premiums. We have the right to limit or refund any Premium or portion of a Premium, or to request additional written instructions if, in our opinion, the Premium would cause your Policy to become a MEC.

All Policies that we issue to the same Owner during any calendar year, which are treated as MECs, are treated as one MEC for purposes of determining the amount includable in gross income under Section 72(e) of the Code.

The rules relating to whether a Policy will be treated as a MEC are complex and make it impracticable to adequately describe in the limited confines of this summary. Therefore, you may wish to consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be treated as a MEC.

11(d). Distributions from Policies Classified as Modified Endowment Contracts

Policies classified as a MEC will be subject to the following tax rules. First, all distributions, including distributions upon Surrender and Partial Withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Account Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, Loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due Loan interest that is added to the Loan amount will be treated as a Loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or Loan taken from or secured by, such a Policy that is included in income except where the distribution or Loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner’s becoming totally and permanently disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s Beneficiary.

Once a Policy becomes a MEC, it is always treated as a MEC. MEC status may be particularly burdensome for Owners who intend to take Loans or Partial Withdrawals, such as employers that intend to fund employee benefits.

11(e). Distributions from Policies Not Classified as Modified Endowment Contracts

Distributions from a Policy that is not a MEC, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income.

Loans from, or secured by, a Policy that is not a MEC are not treated as distributions. Instead, such Loans are treated as indebtedness of the Owner.

Finally, neither distributions (including distributions upon Surrender) nor Loans from, or secured by, a Policy that is not a MEC are subject to the 10 percent additional tax.

11(f). Policy Loan Interest

Generally, personal interest paid on a Loan under a Policy which is owned by an individual is not deductible. In addition, interest on any Loan under a Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible. The deduction of interest on Policy Loans may also be subject to the restrictions of Section 264 of the Code. An Owner should consult a qualified tax advisor before deducting any interest paid in respect of a Policy Loan.

11(g). Investment in the Policy

Investment in the Policy means: (i) the aggregate amount of any Premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any Loan from, or secured by, a Policy that is a MEC, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any Loan from, or secured by, a Policy that is a MEC to the extent that such amount is included in the gross income of the Owner.

11(h). Policy Lapse

If a Policy Lapses in part due to Loans or Partial Withdrawals taken by the Owner, then gains in the Policy may be immediately taxable.

11(i). Other Tax Considerations

The tax consequences of continuing the Policy after the Extended Maturity date are not clear. Consult your qualified tax advisor if you intend to do so.

The transfer or assignment of the Policy or the designation of a Beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the Owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

The individual situation of each Owner or Beneficiary will determine the extent, if any, to which Federal, state and local transfer taxes may be imposed. Consult with your qualified tax advisor for specific information in connection with these taxes.

12. MORE INFORMATION ABOUT THE POLICY AND THE VARIABLE ACCOUNT

12(a). Signature Guarantee or Customer Authentication

Certain requests may require a signature guarantee or a customer authentication. A signature guarantee or a customer authentication is designed to protect you and FILI from fraud.

Your request must be in writing and may require a signature guarantee if any of the following situations apply:

(1)	Loss of account ownership.

(2)	Any other circumstances where we deem it necessary for your protection.

You should be able to obtain a signature guarantee from a bank, broker/dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. A customer authentication can be obtained only at a Fidelity Investments Investor Center.

12(b). Voting Rights

We currently vote shares of the Funds owned by the Variable Account according to your instructions. However, if the 1940 Act or any related regulations or interpretations should change, and we decide that we are permitted to vote the shares of the Funds in our own right, we may decide to do so.

We calculate the number of shares that you may instruct us to vote by dividing your Policy Account Value in an Investment Option by the net asset value of one share of the corresponding Fund. Fractional votes are counted. We reserve the right to modify the manner in which we calculate the weight to be given to your voting instructions where such a change is necessary to comply with then current Federal regulations or interpretations of those regulations.

We will determine the number of shares you can instruct us to vote 90 days or less before the applicable Fund shareholder meeting. At least 14 days before the meeting we will send you material by mail for providing us with your voting instructions.

If we do not receive your voting instructions in time, we will vote the shares in the same proportion as the instructions we receive from other Owners. We will also vote in the same proportionate manner any shares we hold in the Variable Account that are not attributable to Owners. As a result of proportional voting, the votes of a small number of policy owners could determine the outcome of a shareholder vote.

Under certain circumstances, we may be required by state regulatory authorities to disregard voting instructions. This may happen if following such instructions would change the sub-classification or investment objectives of a Fund, or result in the approval or disapproval of an investment advisory contract.

Under Federal regulations, we may also disregard instructions to vote for Owner-initiated changes in investment policies or the investment adviser if we disapprove of the proposed changes. We would disapprove a proposed change only if it were contrary to state law, prohibited by state regulatory authorities, or if we decided that the change would result in overly speculative or unsound investments. If we ever disregard voting instructions, we will include a summary of our actions in the next semiannual report.

12(c). Changes in Investment Options

We may make additional Investment Options available to you from time to time. These Investment Options will invest in mutual funds that we find suitable for the Policies.

We also have the right to eliminate Investment Options, to combine two or more Investment Options, or to substitute a new mutual fund for the mutual fund in which an Investment Option invests.

A substitution may become necessary if, in our judgment, a Fund no longer suits the purposes of the Policies. This may happen due to a change in laws or regulations, a change in a Fund’s investment objectives or restrictions, because the Fund is no longer available for investment, or for some other reason. We would obtain any required SEC and other approvals before making such a substitution.

We also reserve the right to operate the Variable Account as a management investment company under the 1940 Act or any other form permitted by law or to deregister the Variable Account under such Act in the event such registration is no longer required. We would obtain any required approval from the SEC before making such changes.

12(d). Resolving Material Conflicts

The Fidelity Funds are available to separate accounts of insurance companies offering variable annuity contracts and variable life insurance policies issued by other insurance companies, as well as to our Variable Account and other separate accounts we may establish. The other Funds may be offered to qualified plans as well as to insurance company separate accounts.

Although we do not anticipate any disadvantages due to these arrangements, there is a possibility that a material conflict could arise between the interest of the Variable Account and one or more of the other separate accounts or qualified plans that hold shares of the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of our Owners and those of other insurance companies, or for some other reason. In the event of a conflict, we will take any steps necessary to protect our Owners and their Beneficiaries.

APPENDIX A: FUNDS AVAILABLE UNDER THE POLICY

The following is a list of Funds available under the Policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time. You can also request this information at no cost by calling 1-800-634-9361 or by sending an email request to filifunddocuments@fidelity.com.

The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

		Current Expenses	Average Annual Total Returns (as of 12/31/22)
Investment Objective	Fund & Adviser/Subadviser		1 year	5 year	10 year
Seeks to obtain high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, and short-term instruments	Fidelity® Variable Insurance Products (“VIP”) Asset Manager Portfolio Adviser: Fidelity Management & Research Company LLC	0.60%	-14.94%	3.75%	5.66%
Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments	Fidelity® VIP Asset Manager: Growth Portfolio Adviser: Fidelity Management & Research Company LLC	0.68%	-16.88%	4.73%	7.11%
Seeks income and capital growth consistent with reasonable risk	Fidelity® VIP Balanced Portfolio Adviser: Fidelity Management & Research Company LLC	0.47%	-17.94%	7.21%	8.91%
Seeks capital appreciation	Fidelity® VIP Communication Services Portfolio Adviser: Fidelity Management & Research Company LLC	0.68%	-38.14%	4.07%	7.00%
Seeks capital appreciation	Fidelity® VIP Consumer Discretionary Portfolio Adviser: Fidelity Management & Research Company LLC	0.66%	-34.63%	5.98%	10.78%
Seeks capital appreciation	Fidelity® VIP Consumer Staples Portfolio Adviser: Fidelity Management & Research Company LLC	0.65%	-0.62%	7.09%	9.96%
Seeks long-term capital appreciation	Fidelity® VIP Contrafund® Portfolio Adviser: Fidelity Management & Research Company LLC	0.60%	-26.31%	8.66%	11.43%
Seeks capital appreciation	Fidelity® VIP Disciplined Small Cap Portfolio Adviser: Fidelity Management & Research Company LLC	0.48%	-18.23%	4.67%	8.94%

		Current Expenses	Average Annual Total Returns (as of 12/31/22)
Investment Objective	Fund & Adviser/Subadviser		1 year	5 year	10 year
Seeks capital appreciation	Fidelity® VIP Dynamic Capital Appreciation Portfolio Adviser: Fidelity Management & Research Company LLC	0.67%	-20.87%	10.27%	12.45%
Seeks capital appreciation	Fidelity® VIP Energy Portfolio Adviser: Fidelity Management & Research Company LLC	0.64%	63.18%	7.19%	4.80%
Seeks reasonable income while also considering the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index	Fidelity® VIP Equity-Income Portfolio Adviser: Fidelity Management & Research Company LLC	0.51%	-4.96%	8.16%	10.19%
Seeks capital appreciation	Fidelity® VIP Financials Portfolio† Adviser: Fidelity Management & Research Company LLC	0.65%	-8.33%	6.85%	11.10%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP FreedomSM 2005 Portfolio Adviser: Fidelity Management & Research Company LLC	0.36%	-12.37%	2.31%	4.08%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP FreedomSM 2010 Portfolio Adviser: Fidelity Management & Research Company LLC	0.40%	-13.53%	2.80%	4.94%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP FreedomSM 2015 Portfolio Adviser: Fidelity Management & Research Company LLC	0.44%	-14.60%	3.29%	5.52%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP FreedomSM 2020 Portfolio Adviser: Fidelity Management & Research Company LLC	0.48%	-15.69%	3.73%	6.07%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP FreedomSM 2025 Portfolio Adviser: Fidelity Management & Research Company LLC	0.51%	-16.43%	4.12%	6.78%

		Current Expenses	Average Annual Total Returns (as of 12/31/22)
Investment Objective	Fund & Adviser/Subadviser		1 year	5 year	10 year
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP FreedomSM 2030 Portfolio Adviser: Fidelity Management & Research Company LLC	0.54%	-16.87%	4.61%	7.49%
Seeks high total return with a secondary objective of principal preservation	Fidelity® VIP Freedom IncomeSM Portfolio Adviser: Fidelity Management & Research Company LLC	0.35%	-12.05%	1.96%	3.15%
Seeks high current income and, as a secondary objective, capital appreciation	Fidelity® VIP FundsManager® 20% Portfolio Adviser: Fidelity Management & Research Company LLC	0.54%*	-9.60%	1.94%	2.94%
Seeks high total return	Fidelity® VIP FundsManager® 50% Portfolio Adviser: Fidelity Management & Research Company LLC	0.70%*	-13.94%	3.82%	5.69%
Seeks high total return	Fidelity® VIP FundsManager® 70% Portfolio Adviser: Fidelity Management & Research Company LLC	0.78%*	-15.67%	4.93%	7.43%
Seeks high total return	Fidelity® VIP FundsManager® 85% Portfolio Adviser: Fidelity Management & Research Company LLC	0.82%*	-17.07%	5.71%	8.77%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity	Fidelity® VIP Government Money Market Portfolio Adviser: Fidelity Management & Research Company LLC	0.24%	1.44%	1.08%	0.64%
Seeks to achieve capital appreciation	Fidelity® VIP Growth Portfolio Adviser: Fidelity Management & Research Company LLC	0.61%	-24.46%	12.42%	14.81%
Seeks high total return through a combination of current income and capital appreciation	Fidelity® VIP Growth & Income Portfolio Adviser: Fidelity Management & Research Company LLC	0.52%	-4.95%	8.85%	11.58%
Seeks to provide capital growth	Fidelity® VIP Growth Opportunities Portfolio Adviser: Fidelity Management & Research Company LLC	0.63%	-38.15%	13.09%	15.09%

		Current Expenses	Average Annual Total Returns (as of 12/31/22)
Investment Objective	Fund & Adviser/Subadviser		1 year	5 year	10 year
Seeks capital appreciation	Fidelity® VIP Health Care Portfolio Adviser: Fidelity Management & Research Company LLC	0.63%	-12.41%	10.50%	15.07%
Seeks a high level of current income, while also considering growth of capital	Fidelity® VIP High Income Portfolio Adviser: Fidelity Management & Research Company LLC	0.72%	-11.37%	1.10%	2.97%
Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index	Fidelity® VIP Index 500 Portfolio Adviser: Fidelity Management & Research Company LLC Principal Subadviser: Geode Capital Management, LLC	0.10%	-18.21%	9.30%	12.45%
Seeks capital appreciation	Fidelity® VIP Industrials Portfolio Adviser: Fidelity Management & Research Company LLC	0.66%	-10.30%	5.11%	10.04%
Seeks capital appreciation	Fidelity® VIP International Capital Appreciation Portfolio Adviser: Fidelity Management & Research Company LLC	0.82%	-26.40%	3.29%	7.25%
Seeks as high a level of current income as is consistent with the preservation of capital	Fidelity® VIP Investment Grade Bond Portfolio Adviser: Fidelity Management & Research Company LLC	0.40%	-12.96%	0.64%	1.53%
Seeks capital appreciation	Fidelity® VIP Materials Portfolio Adviser: Fidelity Management & Research Company LLC	0.69%	-9.79%	4.84%	7.17%
Seeks long-term growth of capital	Fidelity® VIP Mid Cap Portfolio Adviser: Fidelity Management & Research Company LLC	0.61%	-14.74%	5.95%	9.96%
Seeks long-term growth of capital	Fidelity® VIP Overseas Portfolio Adviser: Fidelity Management & Research Company LLC	0.77%	-24.48%	2.61%	5.74%
Seeks above-average income and long-term capital growth, consistent with reasonable investment risk. The fund seeks to provide a yield that exceeds the composite yield of the S&P 500® Index	Fidelity® VIP Real Estate Portfolio Adviser: Fidelity Management & Research Company LLC	0.64%	-27.51%	1.70%	5.11%
Seeks a high level of current income. The fund may also seek capital appreciation	Fidelity® VIP Strategic Income Portfolio Adviser: Fidelity Management & Research Company LLC	0.67%	-11.26%	1.35%	2.46%

		Current Expenses	Average Annual Total Returns (as of 12/31/22)
Investment Objective	Fund & Adviser/Subadviser		1 year	5 year	10 year
Seeks capital appreciation	Fidelity® VIP Technology Portfolio Adviser: Fidelity Management & Research Company LLC	0.63%	-35.86%	13.65%	17.08%
Seeks capital appreciation	Fidelity® VIP Utilities Portfolio Adviser: Fidelity Management & Research Company LLC	0.64%	5.47%	10.64%	11.37%
Seeks capital appreciation	Fidelity® VIP Value Portfolio Adviser: Fidelity Management & Research Company LLC	0.64%	-4.11%	8.59%	11.10%
Seeks capital appreciation	Fidelity® VIP Value Strategies Portfolio Adviser: Fidelity Management & Research Company LLC	0.64%	-7.03%	8.38%	10.22%
Seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers	Invesco V.I. Global Core Equity Fund Adviser: Invesco Advisers, Inc. Subadviser: Invesco Canada Ltd.	0.98%	-21.88%	1.69%	5.67%
Seeks long-term capital appreciation	Lazard Retirement Emerging Markets Equity Portfolio Adviser: Lazard Asset Management LLC	1.13%	-14.96%	-2.95%	0.13%
Seeks high total return by investing primarily in fixed income-securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries	Morgan Stanley Variable Insurance Fund, Inc. (“Morgan Stanley”) Emerging Markets Debt Portfolio Adviser: Morgan Stanley Investment Management Inc.	1.10%*	-18.74%	-2.23%	0.06%
Seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries	Morgan Stanley Emerging Markets Equity Portfolio Adviser: Morgan Stanley Investment Management Inc.	1.25%*	-25.08%	-2.71%	0.59%
Seeks total return	Morgan Stanley Global Strategist Portfolio Adviser: Morgan Stanley Investment Management Inc.	0.90%*	-16.94%	1.91%	4.10%

*	This Fund’s current expenses reflect temporary fee reductions. See the Fund’s prospectus for additional information.
†	Prior to April 28, 2023, the fund was named Fidelity® VIP Financial Services Portfolio

Edgar Contract Identifier C000024032

VUL-PRO-0423

1. 796104.121

We have filed additional information about the Policy and the Variable Account with the Securities and Exchange Commission in a Statement of Additional Information (“SAI”) dated April 29, 2023. The SAI is incorporated by reference in this prospectus and is available, without charge, upon request. To request the SAI, other information about the Policy, or to make investor inquiries, call us at 1-800-544-2442.

Reports and other information about the Variable Account are available on the Securities and Exchange Commission’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Fidelity Lifetime Reserves®

Flexible Premium Variable Universal Life Insurance Policy

and

Fidelity Lifetime Reserves®

Flexible Premium Survivorship Variable Universal Life Insurance Policy

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2023

This Statement of Additional Information (“SAI”) supplements the information found in the current prospectus for the variable universal life insurance policy (“Policy”) offered by Fidelity Investments Life Insurance Company (“FILI” or the “Company”) through its Fidelity Investments Variable Life Account I (the “Variable Account”). You may obtain a copy of the Prospectus dated April 29, 2023 without charge by calling 1-888-343-5433.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.

VUL-PTB-0423

1.796150.121

GENERAL INFORMATION AND HISTORY

Fidelity Investments Life Insurance Company (“FILI”)

FILI is a stock life insurance company that was established in 1981 and exists in accordance with the laws, rules and regulations of the State of Utah. FILI issues life insurance and annuity products in 49 states (not New York) and the District of Columbia; FILI’s wholly-owned subsidiary Empire Fidelity Investments Life Insurance Company (“EFILI”) issues life insurance and annuity products in New York. FILI is part of Fidelity Investments, a group of companies that provides a variety of financial services and products. FILI is a wholly-owned subsidiary of FMR LLC, the parent company of the Fidelity Investments companies. Abigail P. Johnson, certain Johnson family members, and various key employees of FMR LLC own the voting common stock of FMR LLC.

Fidelity Investments Variable Life Account I (“FILI Variable Account”)

The FILI Variable Account is a separate investment account of FILI established on July 22, 1987 and exists in accordance with the laws, rules and regulations of the State of Utah. It is used to support the variable universal life policy described herein. It is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). It is also a separate account as defined under the federal securities laws.

NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Considerations Regarding Cybersecurity

With the increased use of technologies such as the Internet to conduct business, our business, including our variable insurance business, is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting FILI, the Funds, and any affiliated or unaffiliated vendors or service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with our processing of policy transactions (including surrenders, withdrawals, annuity income payments, and insurance proceeds), our ability to calculate Accumulation Unit Values and Annuity Income Unit Values, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While FILI has established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, FILI cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect its business. A variable insurance product and its Owners, Annuitants, Insureds, and Beneficiaries could be negatively impacted as a result.

SERVICES

McCamish Systems, LLC (in California the company is registered as McCamish Systems, LLC Insurance Administrators), 6425 Powers Ferry Road, 3rd floor, Atlanta, GA, 30339, provides administrative services to FILI related to Policy application processing, production of Policy documents, administration of Policy transactions, maintenance of Policy files, production of periodic reports, and Variable Account administration. McCamish Systems, LLC provides similar administrative services to FILI for other insurance policies that it issues. The total amount FILI paid to McCamish Systems, LLC for this Policy and other products for the period January 1, 2022 through December 31, 2022 was $719,704.

2

SAFEKEEPING OF VARIABLE ACCOUNT ASSETS

The assets of the Variable Account are held by FILI. The assets of the Variable Account are held apart from our general account assets and any other separate accounts we may establish. We maintain records of all purchases and redemptions of the shares of the Funds held by the variable Subaccounts. We maintain fidelity bond coverage for the acts of our officers and employees.

UNDERWRITERS

The Policies are distributed through Fidelity Brokerage Services LLC (“FBS”) and Fidelity Insurance Agency, Inc. (“FIA”). FBS is the principal underwriter. FIA and FILI are wholly-owned, direct subsidiaries of FMR LLC; and FBS is a wholly-owned, indirect subsidiary of FMR LLC. The principal business address of FBS is 900 Salem Street, Smithfield, RI 02917. The Policies are no longer sold, but were offered to the public on a continuing basis.

We pay FIA first year sales compensation of not more than 35% of first year premium, up to planned Premium, plus 3% of the excess of first year Premium over planned Premium.

No underwriting commissions have been paid to or retained by the principal underwriter related to sales of contracts of the Registrant (Fidelity Investments Life Account I) for the past three years.

UNDERWRITING A POLICY

The underwriting of a Policy determines: (1) whether the Policy application will be approved or disapproved; and (2) into what Underwriting Class the Insured should be placed. The Underwriting Class is a principal factor in determining the Cost of Insurance Rate. Risk factors that are considered for Underwriting Class determinations include: (a) the Insured’s age; (b) the Insured’s health history and lifestyle; (c) whether the Insured smokes or not. As risk factors are added (i.e., higher age, smoker, poor health history, risky lifestyle) the amount of the premium required for an approved Policy will increase.

EXPERTS

The consolidated financial statements of the Company as of December 31, 2022 and 2021 and for each of the three years in the period ended December 31, 2022, and the financial statements of each of the subaccounts of Fidelity Investments Variable Life Account I as of December 31, 2022 and for each of the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The principal business address for PricewaterhouseCoopers LLP  is 101 Seaport Boulevard, Boston, MA 02210.

FINANCIAL STATEMENTS

The consolidated financial statements of Fidelity Investments Life Insurance Company included herein should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon our ability to meet our obligations under the Policies.

3

Fidelity(R) Investments Variable Life Account I Annual Report December 31, 2022 Fidelity (R) Investments Life Insurance Company

This report and the financial statements contained herein are submitted for the general information of Fidelity Investments Life Insurance Company variable life owners. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Neither Fidelity Investments Life Insurance Company nor Fidelity Brokerage Services LLC is a bank, and neither the life insurance policies nor mutual fund shares are backed or guaranteed by any bank or insured by the FDIC.

Fidelity Investments Variable Life Account I

Statements of Assets and Liabilities

December 31, 2022

	Subaccounts Investing In:
	VIP – Government Money Market Initial Class	VIP – High Income Initial Class	VIP – Equity-Income Initial Class	VIP – Growth Initial Class	VIP – Overseas Initial Class

Assets:

Investments at market value	$940,688	$493,056	$4,263,773	$2,579,673	$560,148

Receivable from FILI	—	87	—	82	37

Total Assets	$940,688	$493,142	$4,263,774	$2,579,755	$560,185

Liabilities:

Payable to FILI	259,512	—	315	—	—

Total net assets	$681,176	$493,142	$4,263,459	$2,579,755	$560,185

Net Assets:

Life contracts	681,176	493,142	4,263,459	2,579,755	560,185

Total net assets	$681,176	$493,142	$4,263,459	$2,579,755	$560,185

Units Outstanding and Unit Value:

Variable Life:

Units Outstanding	5,403	864	17,174	7,347	3,642

Unit Value	$20.93	$55.11	$161.13	$245.90	$55.78

Fidelity Lifetime Reserves:

Units Outstanding	28,266	23,057	9,501	3,112	18,056

Unit Value	$20.10	$19.32	$157.48	$248.48	$19.78

	Subaccounts Investing In:
	VIP – Investment Grade Bond Initial Class	VIP – Asset Manager Initial Class	VIP – Index 500 Initial Class	VIP – Asset Manager Growth Initial Class	VIP – Contrafund Initial Class	VIP – Balanced Initial Class

Assets:

Investments at market value	$1,324,318	$265,021	$3,187,795	$433,463	$4,517,290	$1,955,495

Receivable from FILI	—	80	265	—	—	—

Total Assets	$1,324,317	$265,101	$3,188,060	$433,463	$4,517,290	$1,955,495

Liabilities:

Payable to FILI	69	—	—	292	215	45

Total net assets	$1,324,249	$265,101	$3,188,060	$433,171	$4,517,075	$1,955,450

Net Assets:

Life contracts	1,324,249	265,101	3,188,060	433,171	4,517,075	1,955,450

Total net assets	$1,324,249	$265,101	$3,188,060	$433,171	$4,517,075	$1,955,450

Units Outstanding and Unit Value:

Variable Life:

Units Outstanding	5,905	2,782	—	—	—	—

Unit Value	$42.39	$70.25	$—	$—	$—	$—

Fidelity Lifetime Reserves:

Units Outstanding	26,227	1,045	26,955	9,025	33,791	43,962

Unit Value	$40.95	$66.66	$118.27	$48.00	$133.68	$44.48

See accompanying notes which are an integral part of the financial statements.

3	Annual Report

Fidelity Investments Variable Life Account I

Statements of Assets and Liabilities - continued

December 31, 2022

	Subaccounts Investing In:
	VIP – Dynamic Capital Appreciation Initial Class	VIP – Growth & Income Initial Class	VIP – Growth Opportunities Initial Class	VIP – Mid Cap Initial Class	VIP – Value Strategies Initial Class	VIP – Utilities Initial Class

Assets:

Investments at market value	$160,097	$800,935	$954,106	$1,628,111	$164,357	$136,572

Receivable from FILI	92	94	31	—	17	55

Total Assets	$160,189	$801,029	$954,137	$1,628,111	$164,374	$136,627

Liabilities:

Payable to FILI	—	—	—	58	—	—

Total net assets	$160,189	$801,029	$954,137	$1,628,053	$164,374	$136,627

Net Assets:

Life contracts	160,189	801,029	954,137	1,628,053	164,374	136,627

Total net assets	$160,189	$801,029	$954,137	$1,628,053	$164,374	$136,627

Units Outstanding and Unit Value:

Variable Life:

Units Outstanding	—	—	—	—	—	—

Unit Value	$—	$—	$—	$—	$—	$—

Fidelity Lifetime Reserves:

Units Outstanding	3,697	14,227	16,841	26,850	4,978	3,437

Unit Value	$43.32	$56.30	$56.66	$60.64	$33.02	$39.75

	Subaccounts Investing In:
	VIP – Technology Initial Class	VIP – Energy Initial Class	VIP – Health Care Initial Class	VIP – Financial Services Initial Class	VIP – Industrials Initial Class	VIP – Consumer Discretionary Initial Class

Assets:

Investments at market value	$433,739	$469,597	$839,836	$259,256	$248,898	$58,152

Receivable from FILI	—	—	125	32	—	52

Total Assets	$433,740	$469,597	$839,961	$259,288	$248,898	$58,204

Liabilities:

Payable to FILI	285	183	—	—	7	—

Total net assets	$433,454	$469,414	$839,961	$259,288	$248,891	$58,204

Net Assets:

Life contracts	433,454	469,414	839,961	259,288	248,891	58,204

Total net assets	$433,454	$469,414	$839,961	$259,288	$248,891	$58,204

Units Outstanding and Unit Value:

Variable Life:

Units Outstanding	—	—	—	—	—	—

Unit Value	$—	$—	$—	$—	$—	$—

Fidelity Lifetime Reserves:

Units Outstanding	6,504	13,454	12,626	11,749	4,343	1,515

Unit Value	$66.65	$34.89	$66.53	$22.07	$57.30	$38.43

See accompanying notes which are an integral part of the financial statements.

4	Annual Report

Fidelity Investments Variable Life Account I

Statements of Assets and Liabilities - continued

December 31, 2022

	Subaccounts Investing In:
	VIP – Real Estate Initial Class	VIP – Strategic Income Initial Class	VIP – International Capital Appreciation Initial Class	VIP – Value Initial Class

Assets:

Investments at market value	$1,572,087	$538,552	$358,865	$263,829

Receivable from FILI	43	31	26	—

Total Assets	$1,572,130	$538,583	$358,891	$263,829

Liabilities:

Payable to FILI	—	—	—	368

Total net assets	$1,572,130	$538,583	$358,891	$263,461

Net Assets:

Life contracts	1,572,130	538,583	358,891	263,461

Total net assets	$1,572,130	$538,583	$358,891	$263,461

Units Outstanding and Unit Value:

Variable Life:

Units Outstanding	—	—	—	—

Unit Value	$—	$—	$—	$—

Fidelity Lifetime Reserves:

Units Outstanding	68,390	29,290	15,757	8,257

Unit Value	$22.99	$18.39	$22.78	$31.91

	Subaccounts Investing In:
	VIP – Freedom Income Initial Class	VIP – Freedom 2015 Initial Class	VIP – Freedom 2020 Initial Class	VIP – Freedom 2025 Initial Class	VIP – Freedom 2030 Initial Class

Assets:

Investments at market value	$7,811	$165,856	$719,889	$329,222	$406,617

Receivable from FILI	8	10	89	16	12

Total Assets	$7,819	$165,866	$719,978	$329,238	$406,629

Liabilities:

Payable to FILI	—	—	—	—	—

Total net assets	$7,819	$165,866	$719,978	$329,238	$406,629

Net Assets:

Life contracts	7,819	165,866	719,978	329,238	406,629

Total net assets	$7,819	$165,866	$719,978	$329,238	$406,629

Units Outstanding and Unit Value:

Variable Life:

Units Outstanding	—	—	—	—	—

Unit Value	$—	$—	$—	$—	$—

Fidelity Lifetime Reserves:

Units Outstanding	489	7,712	32,065	13,530	16,037

Unit Value	$15.99	$21.51	$22.45	$24.33	$25.36

See accompanying notes which are an integral part of the financial statements.

5	Annual Report

Fidelity Investments Variable Life Account I

Statements of Assets and Liabilities - continued

December 31, 2022

	Subaccounts Investing In:
	VIP – Disciplined Small Cap Initial Class	VIP – FundsManager 20% Investor Class	VIP – FundsManager 50% Investor Class	VIP – FundsManager 70% Investor Class	VIP – FundsManager 85% Investor Class	VIP – Consumer Staples Initial Class	VIP – Materials Initial Class

Assets:

Investments at market value	$121,857	$301,506	$822,720	$3,487,654	$364,644	$106,907	$6,853

Receivable from FILI	36	3	75	—	—	—	—

Total Assets	$121,893	$301,509	$822,795	$3,487,654	$364,644	$106,907	$6,853

Liabilities:

Payable to FILI	—	—	—	3	216	319	43

Total net assets	$121,893	$301,509	$822,795	$3,487,651	$364,428	$106,588	$6,810

Net Assets:

Life contracts	121,893	301,509	822,795	3,487,651	364,428	106,588	6,810

Total net assets	$121,893	$301,509	$822,795	$3,487,651	$364,428	$106,588	$6,810

Units Outstanding and Unit Value:

Variable Life:

Units Outstanding	—	—	—	—	—	—	—

Unit Value	$—	$—	$—	$—	$—	$—	$—

Fidelity Lifetime Reserves:

Units Outstanding	5,166	20,458	43,565	164,280	16,003	3,173	260

Unit Value	$23.59	$14.74	$18.89	$21.23	$22.77	$33.60	$26.17

	Subaccounts Investing In:
	VIP – Communication Services Initial Class	VIF – Emerging Markets Equity Portfolio - Class I	VIF – Emerging Markets Debt Portfolio - Class I	VIF – Global Strategist – Class II Portfolio	Invesco – V.I. Global Core Equity Fund - Series I	Lazard – Retirement Emerging Markets Equity Portfolio - Investor

Assets:

Investments at market value	$19,142	$156,788	$41,589	$138,652	$104,207	$52,506

Receivable from FILI	29	68	1	7	—	—

Total Assets	$19,171	$156,856	$41,590	$138,659	$104,207	$52,506

Liabilities:

Payable to FILI	—	—	4	—	115	3

Total net assets	$19,171	$156,856	$41,585	$138,659	$104,092	$52,503

Net Assets:

Life contracts	19,171	156,856	41,585	138,659	104,092	52,503

Total net assets	$19,171	$156,856	$41,585	$138,659	$104,092	$52,503

Units Outstanding and Unit Value:

Variable Life:

Units Outstanding	—	—	—	—	—	—

Unit Value	$—	$—	$—	$—	$—	$—

Fidelity Lifetime Reserves:

Units Outstanding	1,064	6,006	1,425	7,433	4,713	3,829

Unit Value	$18.01	$26.11	$29.19	$18.66	$22.09	$13.71

See accompanying notes which are an integral part of the financial statements.

6	Annual Report

Fidelity Investments Variable Life Account I

Statements of Operations

For the year ended December 31, 2022

	Subaccounts Investing In:
	VIP – Government Money Market Initial Class	VIP – High Income Initial Class	VIP – Equity- Income Initial Class	VIP – Growth Initial Class	VIP – Overseas Initial Class	VIP – Investment Grade Bond Initial Class
Income:
Dividends	$10,912	$26,424	$81,963	$18,359	$6,340	$31,605

Expenses:
Mortality and expense risk charges	6,880	5,125	31,917	21,828	5,143	13,231
Administrative charges	364	124	7,016	5,529	535	660

Net investment income (loss)	3,668	21,175	43,030	(8,998)	662	17,714

Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	—	(3,652)	18,929	48,935	9,736	(39,784)
Realized gain distributions	—	—	143,585	221,418	5,845	87,303

Net realized gain (loss) on investments	—	(3,652)	162,514	270,353	15,581	47,519
Unrealized appreciation (depreciation)	—	(89,588)	(472,488)	(1,196,512)	(213,763)	(293,132)

Net increase (decrease) in net assets from operations	$3,668	$(72,065)	$(266,944)	$(935,157)	$(197,520)	$(227,899)

	Subaccounts Investing In:
	VIP – Asset Manager Initial Class	VIP – Index 500 Initial Class	VIP – Asset Manager Growth Initial Class	VIP – Contrafund Initial Class	VIP – Balanced Initial Class	VIP – Dynamic Capital Appreciation Initial Class	VIP – Growth & Income Initial Class
Income:
Dividends	$5,840	$49,893	$8,446	$25,421	$26,774	$525	$13,540
Expenses:
Mortality and expense risk charges	1,957	34,232	4,598	49,726	21,140	1,742	7,686
Administrative charges	518	—	—	—	—	—	—

Net investment income (loss)	3,365	15,661	3,848	(24,305)	5,634	(1,217)	5,854

Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(354)	74,532	3,630	32,987	12,051	3,888	8,485
Realized gain distributions	18,264	25,354	29,140	238,697	125,016	21,518	15,824

Net realized gain (loss) on investments	17,910	99,886	32,770	271,684	137,067	25,406	24,309
Unrealized appreciation (depreciation)	(70,563)	(871,207)	(130,358)	(1,927,926)	(598,577)	(69,648)	(84,281)

Net increase (decrease) in net assets from operations	$(49,288)	$(755,660)	$(93,740)	$(1,680,547)	$(455,876)	$(45,459)	$(54,118)

See accompanying notes which are an integral part of the financial statements.

7	Annual Report

Fidelity Investments Variable Life Account I

Statements of Operations - continued

For the year ended December 31, 2022

	Subaccounts Investing In:
	VIP – Growth Opportunities Initial Class	VIP – Mid Cap Initial Class	VIP – Value Strategies Initial Class	VIP – Utilities Initial Class	VIP – Technology Initial Class	VIP – Energy Initial Class
Income:
Dividends	$—	$8,456	$1,896	$2,030	$—	$10,329

Expenses:
Mortality and expense risk charges	11,408	17,006	1,713	1,109	5,091	4,241
Administrative charges	—	—	—	—	—	—

Net investment income (loss)	(11,409)	(8,550)	183	921	(5,097)	6,088

Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	14,422	4,463	2,868	2,368	5,793	17,758
Realized gain distributions	219,109	111,415	7,870	258	51,068	—

Net realized gain (loss) on investments	233,531	115,878	10,738	2,626	56,861	17,758
Unrealized appreciation (depreciation)	(818,079)	(415,641)	(25,215)	(245)	(296,140)	155,248

Net increase (decrease) in net assets from operations	$(595,957)	$(308,313)	$(14,294)	$3,302	$(244,376)	$179,094

	Subaccounts Investing In:
	VIP – Health Care Initial Class	VIP – Financial Services Initial Class	VIP – Industrials Initial Class	VIP – Consumer Discretionary Initial Class	VIP – Real Estate Initial Class	VIP – Strategic Income Initial Class
Income:
Dividends	$—	$5,187	$428	$—	$23,827	$20,465

Expenses:
Mortality and expense risk charges	8,283	2,601	2,488	696	18,129	5,593
Administrative charges	—	—	—	—	—	—

Net investment income (loss)	(8,289)	2,586	(2,060)	(702)	5,698	14,872

Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	7,844	4,983	(398)	569	10,768	(291)
Realized gain distributions	53,522	3,742	34,471	6,887	54,769	572

Net realized gain (loss) on investments	61,366	8,725	34,073	7,456	65,537	281
Unrealized appreciation (depreciation)	(175,544)	(38,426)	(64,801)	(38,601)	(690,534)	(89,331)

Net increase (decrease) in net assets from operations	$(122,467)	$(27,115)	$(32,788)	$(31,847)	$(619,299)	$(74,178)

See accompanying notes which are an integral part of the financial statements.

8	Annual Report

Fidelity Investments Variable Life Account I

Statements of Operations - continued

For the year ended December 31, 2022

	Subaccounts Investing In:
	VIP – International Capital Appreciation Initial Class	VIP – Value Initial Class	VIP – Freedom Income Initial Class
Income:
Dividends	$1,028	$3,526	$202

Expenses:
Mortality and expense risk charges	3,823	2,446	90
Administrative charges	—	—	—

Net investment income (loss)	(2,795)	1,080	112

Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	1,270	1,260	(32)
Realized gain distributions	29,188	7,750	328

Net realized gain (loss) on investments	30,458	9,010	296
Unrealized appreciation (depreciation)	(160,787)	(24,693)	(1,718)

Net increase (decrease) in net assets from operations	$(133,124)	$(14,603)	$(1,310)

	Subaccounts Investing In:
	VIP – Freedom 2015 Initial Class	VIP – Freedom 2020 Initial Class	VIP – Freedom 2025 Initial Class	VIP – Freedom 2030 Initial Class	VIP – Disciplined Small Cap Initial Class
Income:
Dividends	$4,454	$15,962	$7,071	$8,316	$1,120

Expenses:
Mortality and expense risk charges	2,311	7,661	3,446	4,312	1,359
Administrative charges	—	—	—	—	—

Net investment income (loss)	2,143	8,301	3,625	4,004	(239)

Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(10,845)	1,197	972	95,208	(423)
Realized gain distributions	25,093	77,025	22,145	28,595	26,454

Net realized gain (loss) on investments	14,248	78,222	23,117	123,803	26,031
Unrealized appreciation (depreciation)	(60,575)	(231,053)	(94,766)	(219,349)	(56,666)

Net increase (decrease) in net assets from operations	$(44,184)	$(144,530)	$(68,024)	$(91,542)	$(30,874)

See accompanying notes which are an integral part of the financial statements.

9	Annual Report

Fidelity Investments Variable Life Account I

Statements of Operations - continued

For the year ended December 31, 2022

	Subaccounts Investing In:
	VIP – FundsManager 20% Investor Class	VIP – FundsManager 50% Investor Class	VIP – FundsManager 70% Investor Class	VIP – FundsManager 85% Investor Class	VIP – Consumer Staples Initial Class	VIP – Materials Initial Class
Income:
Dividends	$7,295	$17,430	$59,096	$4,227	$1,884	$80

Expenses:
Mortality and expense risk charges	3,174	8,643	36,612	3,817	1,052	74
Administrative charges	—	—	—	—	—	—

Net investment income (loss)	4,121	8,787	22,484	410	832	6

Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	24	4,061	2,426	329	443	126
Realized gain distributions	22,016	143,945	662,862	77,935	6,137	224
Net realized gain (loss) on investments	22,040	148,006	665,288	78,264	6,580	350
Unrealized appreciation (depreciation)	(62,332)	(300,061)	(1,376,482)	(157,345)	(9,165)	(1,298)

Net increase (decrease) in net assets from operations	$(36,171)	$(143,268)	$(688,710)	$(78,671)	$(1,753)	$(942)

	Subaccounts Investing In:
	VIP – Communication Services Initial Class	VIF – Emerging Markets Equity Portfolio - Class I	VIF – Emerging Markets Debt Class I	VIF – Global Strategist Portfolio – Class II	Invesco – V.I. Global Core Equity - Series I	Lazard – Retirement Emerging Markets Equity Portfolio - Investor
Income:
Dividends	$—	$714	$3,857	$—	$391	$1,949
Expenses:
Mortality and expense risk charges	178	1,727	490	1,461	1,127	546
Administrative charges	—	—	—	—	—	—

Net investment income (loss)	(180)	(1,013)	3,367	(1,463)	(736)	1,403

Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(62)	(2,933)	(1,775)	(2)	11,338	(1,913)
Realized gain distributions	150	17,410	—	25,459	7,491	—
Net realized gain (loss) on investments	88	14,477	(1,775)	25,457	18,829	(1,913)
Unrealized appreciation (depreciation)	(8,165)	(70,880)	(13,792)	(53,585)	(49,382)	(8,992)

Net increase (decrease) in net assets from operations	$(8,257)	$(57,416)	$(12,200)	$(29,591)	$(31,289)	$(9,502)

See accompanying notes which are an integral part of the financial statements.

10	Annual Report

Fidelity Investments Variable Life Account I

Statements of Changes in Net Assets

For the years ended December 31, 2022 and 2021

	Subaccounts Investing In:
	VIP – Government Money Market Initial Class		VIP – High Income Initial Class		VIP – Equity-Income Initial Class		VIP – Growth Initial Class
	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21

Operations:
Net investment income (loss)	$3,668	$(7,083)	$21,175	$24,030	$43,030	$43,120	$(8,998)	$(30,902)
Net realized gain (loss) on investments	—	—	(3,652)	(61,181)	162,514	503,927	270,353	1,018,492
Unrealized appreciation (depreciation)	—	—	(89,588)	53,637	(472,488)	336,655	(1,196,512)	(308,965)

Net increase (decrease) in net assets from operations	3,668	(7,083)	(72,065)	16,486	(266,944)	883,702	(935,157)	678,625

Contract Transactions:
Payments received from contractholders	45,279	53,870	18,188	18,759	37,869	35,135	10,799	10,484
Transfers between subaccounts, net	115,147	219,154	(27,221)	(859,457)	(57,752)	(583)	(224,984)	354,335
Contract terminations	(2,086)	(9,846)	—	(3,097)	—	(41,677)	(901)	(47,797)
Contract maintenance charges	(854)	(851)	(134)	(139)	(486)	(480)	(378)	(421)
Contract benefits	(258,368)	(45,109)	—	—	—	(20,664)	—	—
Cost of insurance	(45,899)	(39,918)	(7,383)	(7,241)	(29,997)	(28,456)	(18,836)	(19,526)
Other transfers (to) from FILI, net	5,286	3,301	9,353	1,547	(57)	1,736	1,111	142

Net increase (decrease) in net assets from contract transactions	(141,495)	180,601	(7,197)	(849,628)	(50,423)	(54,989)	(233,189)	297,217

Total increase (decrease) in net assets	(137,827)	173,518	(79,262)	(833,142)	(317,367)	828,713	(1,168,346)	975,842

Net Assets:
Beginning of year	819,003	645,485	572,404	1,405,546	4,580,826	3,752,113	3,748,101	2,772,259

End of year	$681,176	$819,003	$493,142	$572,404	$4,263,459	$4,580,826	$2,579,755	$3,748,101

	Subaccounts Investing In:
	VIP – Overseas Initial Class		VIP – Investment Grade Bond Initial Class		VIP – Asset Manager Initial Class
	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21

Operations:
Net investment income (loss)	$662	$(3,296)	$17,714	$19,531	$3,365	$1,999
Net realized gain (loss) on investments	15,581	70,434	47,519	55,555	17,910	74,743
Unrealized appreciation (depreciation)	(213,763)	62,165	(293,132)	(104,620)	(70,563)	(47,757)

Net increase (decrease) in net assets from operations	(197,520)	129,303	(227,899)	(29,534)	(49,288)	28,985

Contract Transactions:
Payments received from contractholders	6,300	4,964	52,309	32,221	5,314	4,035
Transfers between subaccounts, net	(47,409)	(9,425)	(314,165)	17,259	—	(432,907)
Contract terminations	—	(21,719)	—	(37,122)	—	—
Contract maintenance charges	(210)	(229)	(403)	(438)	(91)	(88)
Contract benefits	(10,709)	—	—	—	—	—
Cost of insurance	(10,445)	(9,642)	(25,212)	(23,731)	(4,642)	(3,908)
Other transfers (to) from FILI, net	743	1,373	5,299	5,953	33	(756)

Net increase (decrease) in net assets from contract transactions	(61,730)	(34,678)	(282,172)	(5,858)	614	(433,624)

Total increase (decrease) in net assets	(259,250)	94,625	(510,071)	(35,392)	(48,674)	(404,639)

Net Assets:
Beginning of year	819,435	724,810	1,834,320	1,869,712	313,775	718,414

End of year	$560,185	$819,435	$1,324,249	$1,834,320	$265,101	$313,775

See accompanying notes which are an integral part of the financial statements.

11	Annual Report

Fidelity Investments Variable Life Account I

Statements of Changes in Net Assets - continued

For the years ended December 31, 2022 and 2021

	Subaccounts Investing In:
	VIP – Index 500 Initial Class		VIP – Asset Manager Growth Initial Class		VIP – Contrafund Initial Class		VIP – Balanced Initial Class
	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21

Operations:
Net investment income (loss)	$15,661	$8,503	$3,848	$2,220	$(24,305)	$(54,307)	$5,634	$(2,729)
Net realized gain (loss) on investments	99,886	278,710	32,770	12,560	271,684	962,714	137,067	301,733
Unrealized appreciation (depreciation)	(871,207)	563,270	(130,358)	45,615	(1,927,926)	478,144	(598,577)	86,665

Net increase (decrease) in net assets from operations	(755,660)	850,483	(93,740)	60,395	(1,680,547)	1,386,551	(455,876)	385,669

Contract Transactions:
Payments received from contractholders	50,930	58,201	8,482	10,928	66,650	60,817	16,960	32,563
Transfers between subaccounts, net	143,453	13,491	—	—	80,632	782,554	(13,516)	14,243
Contract terminations	(1,418)	(213,937)	—	(2,962)	(24,568)	(408,246)	(2,578)	(312,357)
Contract maintenance charges	(1,447)	(1,414)	(461)	(462)	(2,106)	(2,237)	(1,141)	(1,178)
Contract benefits	(18,111)	(36,959)	—	—	(56,243)	—	—	—
Cost of insurance	(70,531)	(63,333)	(9,596)	(8,574)	(79,987)	(72,578)	(25,818)	(23,882)
Other transfers (to) from FILI, net	22,447	7,851	(2,551)	(55)	(3,026)	(2,422)	199	(5)

Net increase (decrease) in net assets from contract transactions	125,323	(236,100)	(4,126)	(1,125)	(18,648)	357,888	(25,894)	(290,616)

Total increase (decrease) in net assets	(630,337)	614,383	(97,866)	59,270	(1,699,195)	1,744,439	(481,770)	95,053

Net Assets:
Beginning of year	3,818,397	3,204,014	531,037	471,767	6,216,270	4,471,831	2,437,220	2,342,167

End of year	$3,188,060	$3,818,397	$433,171	$531,037	$4,517,075	$6,216,270	$1,955,450	$2,437,220

	Subaccounts Investing In:
	VIP – Dynamic Capital Appreciation Initial Class		VIP – Growth & Income Initial Class		VIP – Growth Opportunities Initial Class		VIP – Mid Cap Initial Class
	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21

Operations:
Net investment income (loss)	$(1,217)	$(1,156)	$5,854	$8,818	$(11,409)	$(13,323)	$(8,550)	$(7,495)
Net realized gain (loss) on investments	25,406	19,246	24,309	35,851	233,531	149,403	115,878	337,792
Unrealized appreciation (depreciation)	(69,648)	22,820	(84,281)	85,609	(818,079)	(4,021)	(415,641)	74,201

Net increase (decrease) in net assets from operations	(45,459)	40,910	(54,118)	130,278	(595,957)	132,059	(308,313)	404,498

Contract Transactions:
Payments received from contractholders	1,145	996	18,558	19,182	10,816	10,877	24,284	30,170
Transfers between subaccounts, net	(8,104)	—	193,240	—	229,472	—	(49,694)	(44,518)
Contract terminations	—	—	—	(6,300)	—	(25,971)	(8,812)	(27,773)
Contract maintenance charges	(77)	(88)	(326)	(291)	(559)	(622)	(895)	(973)
Contract benefits	—	—	—	—	—	—	(14,271)	—
Cost of insurance	(2,484)	(2,251)	(16,914)	(12,486)	(16,994)	(16,416)	(27,187)	(25,835)
Other transfers (to) from FILI, net	(15)	24	(122)	(85)	(412)	(808)	(1,143)	2,386

Net increase (decrease) in net assets from contract transactions	(9,535)	(1,319)	194,436	20	222,323	(32,940)	(77,718)	(66,543)

Total increase (decrease) in net assets	(54,994)	39,591	140,318	130,298	(373,634)	99,119	(386,031)	337,955

Net Assets:
Beginning of year	215,183	175,592	660,711	530,413	1,327,771	1,228,652	2,014,084	1,676,129

End of year	$160,189	$215,183	$801,029	$660,711	$954,137	$1,327,771	$1,628,053	$2,014,084

See accompanying notes which are an integral part of the financial statements.

12	Annual Report

Fidelity Investments Variable Life Account I

Statements of Changes in Net Assets - continued

For the years ended December 31, 2022 and 2021

	Subaccounts Investing In:
	VIP – Value Strategies Initial Class		VIP – Utilities Initial Class		VIP – Technology Initial Class		VIP – Energy Initial Class
	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
Operations:
Net investment income (loss)	$183	$897	$921	$744	$(5,097)	$(5,378)	$6,088	$4,228
Net realized gain (loss) on investments	10,738	18,531	2,626	4,243	56,861	107,584	17,758	7,960
Unrealized appreciation (depreciation)	(25,215)	25,020	(245)	7,949	(296,140)	21,330	155,248	97,485

Net increase (decrease) in net assets from operations	(14,294)	44,448	3,302	12,936	(244,376)	123,536	179,094	109,673

Contract Transactions:
Payments received from contractholders	1,968	2,207	4,267	620	2,589	9,131	6,661	12,441
Transfers between subaccounts, net	3,271	(4,218)	41,016	—	90,431	(64,939)	(6,316)	(6,186)
Contract terminations	—	—	—	(12,513)	(4,464)	(10,252)	(1,635)	(5,762)
Contract maintenance charges	(121)	(105)	(92)	(60)	(244)	(252)	(239)	(158)
Contract benefits	—	—	—	—	—	—	—	—
Cost of insurance	(4,731)	(4,074)	(4,587)	(2,567)	(4,550)	(4,775)	(16,186)	(11,654)
Other transfers (to) from FILI, net	(22)	(24)	16	454	(34)	(380)	399	182

Net increase (decrease) in net assets from contract transactions	365	(6,214)	40,620	(14,066)	83,728	(71,467)	(17,316)	(11,137)

Total increase (decrease) in net assets	(13,929)	38,234	43,922	(1,130)	(160,648)	52,069	161,778	98,536

Net Assets:
Beginning of year	178,303	140,069	92,705	93,835	594,102	542,033	307,636	209,100

End of year	$164,374	$178,303	$136,627	$92,705	$433,454	$594,102	$469,414	$307,636

	Subaccounts Investing In:
	VIP – Health Care Initial Class		VIP – Financial Services Initial Class		VIP – Industrials Initial Class		VIP – Consumer Discretionary Initial Class
	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
Operations:
Net investment income (loss)	$(8,289)	$(7,591)	$2,586	$1,631	$(2,060)	$(2,761)	$(702)	$(855)
Net realized gain (loss) on investments	61,366	69,382	8,725	16,996	34,073	41,788	7,456	4,377
Unrealized appreciation (depreciation)	(175,544)	20,243	(38,426)	40,895	(64,801)	1,765	(38,601)	10,476

Net increase (decrease) in net assets from operations	(122,467)	82,034	(27,115)	59,522	(32,788)	40,792	(31,847)	13,998

Contract Transactions:
Payments received from contractholders	15,137	11,929	1,939	1,798	2,825	2,946	146	140
Transfers between subaccounts, net	125,448	6,674	50,879	(13,690)	—	—	—	—
Contract terminations	(5,145)	(19,885)	(1,047)	(14,685)	—	(4,633)	—	—
Contract maintenance charges	(385)	(407)	(76)	(71)	(129)	(143)	(26)	(31)
Contract benefits	—	—	—	—	—	—	—	—
Cost of insurance	(14,319)	(13,562)	(3,370)	(2,801)	(11,199)	(9,368)	(507)	(533)
Other transfers (to) from FILI, net	(1,205)	(1,354)	(4)	343	—	(100)	(113)	(144)

Net increase (decrease) in net assets from contract transactions	119,531	(16,605)	48,321	(29,106)	(8,503)	(11,298)	(500)	(568)

Total increase (decrease) in net assets	(2,936)	65,429	21,206	30,416	(41,291)	29,494	(32,347)	13,430

Net Assets:
Beginning of year	842,897	777,468	238,082	207,666	290,182	260,688	90,551	77,121

End of year	$839,961	$842,897	$259,288	$238,082	$248,891	$290,182	$58,204	$90,551

See accompanying notes which are an integral part of the financial statements.

13	Annual Report

Fidelity Investments Variable Life Account I

Statements of Changes in Net Assets - continued

For the years ended December 31, 2022 and 2021

	Subaccounts Investing In:
	VIP – Real Estate Initial Class		VIP – Strategic Income Initial Class		VIP – International Capital Appreciation Initial Class
	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
Operations:
Net investment income (loss)	$5,698	$3,071	$14,872	$10,032	$(2,795)	$(4,779)
Net realized gain (loss) on investments	65,537	29,055	281	10,382	30,458	45,521
Unrealized appreciation (depreciation)	(690,534)	567,725	(89,331)	(4,880)	(160,787)	9,381

Net increase (decrease) in net assets from operations	(619,299)	599,851	(74,178)	15,534	(133,124)	50,123

Contract Transactions:
Payments received from contractholders	8,003	8,066	11,266	10,344	3,025	3,287
Transfers between sub-accounts, net	9,424	5,230	2,907	41,789	1,793	—
Contract terminations	(918)	(18,362)	—	(3,059)	(800)	(36,291)
Contract maintenance charges	(226)	(223)	(190)	(184)	(105)	(123)
Contract benefits	—	—	—	—	—	—
Cost of insurance	(19,219)	(15,861)	(8,705)	(7,350)	(2,781)	(2,906)
Other transfers (to) from FILI, net	5,235	355	27	68	3	181

Net increase (decrease) in net assets from contract transactions	2,299	(20,795)	5,305	41,608	1,135	(35,852)

Total increase (decrease) in net assets	(617,000)	579,056	(68,873)	57,142	(131,989)	14,271

Net Assets:
Beginning of year	2,189,130	1,610,074	607,456	550,314	490,880	476,609

End of year	$1,572,130	$2,189,130	$538,583	$607,456	$358,891	$490,880

					Subaccounts Investing In:
					VIP – Value Initial Class
					12/31/22	12/31/21
Operations:
Net investment income (loss)					$1,080	$1,161
Net realized gain (loss) on investments					9,010	21,174
Unrealized appreciation (depreciation)					(24,693)	19,369

Net increase (decrease) in net assets from operations					(14,603)	41,704

Contract Transactions:
Payments received from contractholders					756	652
Transfers between subaccounts, net					101,591	(1,920)
Contract terminations					—	(3,893)
Contract maintenance charges					(133)	(100)
Contract benefits					—	—
Cost of insurance					(4,685)	(2,979)
Other transfers (to) from FILI, net					10	(20)

Net increase (decrease) in net assets from contract transactions					97,539	(8,260)

Total increase (decrease) in net assets					82,936	33,444

Net Assets:
Beginning of year					180,525	147,081

End of year					$263,461	$180,525

See accompanying notes which are an integral part of the financial statements.

14	Annual Report

Fidelity Investments Variable Life Account I

Statements of Changes in Net Assets - continued

For the years ended December 31, 2022 and 2021

			Subaccounts Investing In:
			VIP – Freedom Income Initial Class		VIP – Freedom 2015 Initial Class
			12/31/22	12/31/21	12/31/22	12/31/21
Operations:
Net investment income (loss)			$112	$3	$2,143	$319
Net realized gain (loss) on investments			296	411	14,248	12,933
Unrealized appreciation (depreciation)			(1,718)	(165)	(60,575)	4,405

Net increase (decrease) in net assets from operations			(1,310)	249	(44,184)	17,657

Contract Transactions:
Payments received from contractholders			—	116	11,145	11,145
Transfers between subaccounts, net			—	5,000	—	—
Contract terminations			—	—	(78,969)	—
Contract maintenance charges			(22)	(22)	(125)	(145)
Contract benefits			—	—	—	—
Cost of insurance			(1,371)	(1,164)	(8,269)	(7,767)
Other transfers (to) from FILI, net			(2)	(30)	3	1

Net increase (decrease) in net assets from contract transactions			(1,395)	3,900	(76,215)	3,234

Total increase (decrease) in net assets			(2,705)	4,149	(120,399)	20,891

Net Assets:
Beginning of year			10,524	6,375	286,265	265,374

End of year			$7,819	$10,524	$165,866	$286,265

	Subaccounts Investing In:
	VIP – Freedom 2020 Initial Class		VIP – Freedom 2025 Initial Class		VIP – Freedom 2030 Initial Class
	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
Operations:
Net investment income (loss)	$8,301	$902	$3,625	$326	$4,004	$1,128
Net realized gain (loss) on investments	78,222	52,087	23,117	18,978	123,803	55,645
Unrealized appreciation (depreciation)	(231,053)	15,455	(94,766)	14,911	(219,349)	23,943

Net increase (decrease) in net assets from operations	(144,530)	68,444	(68,024)	34,215	(91,542)	80,716

Contract Transactions:
Payments received from contractholders	6,043	5,555	13,651	11,500	14,791	123,474
Transfers between subaccounts, net	—	—	—	19,409	(359,262)	—
Contract terminations	—	(31,904)	(698)	—	(2,714)	(66,451)
Contract maintenance charges	(343)	(356)	(345)	(344)	(590)	(693)
Contract benefits	—	—	—	—	—	—
Cost of insurance	(17,798)	(16,129)	(7,771)	(6,873)	(7,322)	(7,340)
Other transfers (to) from FILI, net	(495)	24,962	(1,008)	(15,854)	(35)	46

Net increase (decrease) in net assets from contract transactions	(12,593)	(17,872)	3,829	7,838	(355,132)	49,036

Total increase (decrease) in net assets	(157,123)	50,572	(64,195)	42,053	(446,674)	129,752

Net Assets:
Beginning of year	877,101	826,529	393,433	351,380	853,303	723,551

End of year	$719,978	$877,101	$329,238	$393,433	$406,629	$853,303

See accompanying notes which are an integral part of the financial statements.

15	Annual Report

Fidelity Investments Variable Life Account I

Statements of Changes in Net Assets - continued

For the years ended December 31, 2022 and 2021

	Subaccounts Investing In:
	VIP – Disciplined Small Cap Initial Class		VIP – FundsManager 20% Investor Class		VIP – FundsManager 50% Investor Class
	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
Operations:
Net investment income (loss)	$(239)	$(1,074)	$4,121	$95	$8,787	$1,335
Net realized gain (loss) on investments	26,031	13,949	22,040	1,407	148,006	43,108
Unrealized appreciation (depreciation)	(56,666)	17,023	(62,332)	7,384	(300,061)	35,948

Net increase (decrease) in net assets from operations	(30,874)	29,898	(36,171)	8,886	(143,268)	80,391

Contract Transactions:
Payments received from contractholders	843	949	—	—	18,706	17,924
Transfers between subaccounts, net	9,777	(13,128)	—	—	—	—
Contract terminations	—	—	—	—	—	(59,172)
Contract maintenance charges	(98)	(106)	(92)	(13)	(423)	(418)
Contract benefits	(14,575)	—	—	—	—	—
Cost of insurance	(4,927)	(4,424)	(10,699)	(861)	(22,867)	(19,291)
Other transfers (to) from FILI, net	(488)	(5,673)	175	—	2,041	739

Net increase (decrease) in net assets from contract transactions	(9,468)	(22,382)	(10,616)	(874)	(2,543)	(60,218)

Total increase (decrease) in net assets	(40,342)	7,516	(46,787)	8,012	(145,811)	20,173

Net Assets:
Beginning of year	162,235	154,719	348,296	340,284	968,606	948,433

End of year	$121,893	$162,235	$301,509	$348,296	$822,795	$968,606

	Subaccounts Investing In:
	VIP – FundsManager 70% Investor Class		VIP – FundsManager 85% Investor Class		VIP – Consumer Staples Initial Class
	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
Operations:
Net investment income (loss)	$22,484	$1,591	$410	$(97)	$832	$939
Net realized gain (loss) on investments	665,288	68,874	78,264	11,726	6,580	5,285
Unrealized appreciation (depreciation)	(1,376,482)	420,481	(157,345)	50,552	(9,165)	6,516

Net increase (decrease) in net assets from operations	(688,710)	490,946	(78,671)	62,181	(1,753)	12,740

Contract Transactions:
Payments received from contract holders	31,225	33,458	9,932	9,199	1,466	—
Transfers between subaccounts, net	—	—	—	—	—	—
Contract terminations	—	—	—	—	—	—
Contract maintenance charges	(643)	(638)	(329)	(328)	(40)	(38)
Contract benefits	—	—	—	—	—	—
Cost of insurance	(25,312)	(22,335)	(4,935)	(4,193)	(2,178)	(1,816)
Other transfers (to) from FILI, net	1,347	1,526	57	(34)	9	(29)

Net increase (decrease) in net assets from contract transactions	6,617	12,011	4,725	4,644	(743)	(1,883)

Total increase (decrease) in net assets	(682,093)	502,957	(73,946)	66,825	(2,496)	10,857

Net Assets:
Beginning of year	4,169,744	3,666,787	438,374	371,549	109,084	98,227

End of year	$3,487,651	$4,169,744	$364,428	$438,374	$106,588	$109,084

See accompanying notes which are an integral part of the financial statements.

16	Annual Report

Fidelity Investments Variable Life Account I

Statements of Changes in Net Assets - continued

For the years ended December 31, 2022 and 2021

			Subaccounts Investing In:
			VIP – Materials Initial Class		VIP – Communication Services Initial Class		VIF – Emerging Markets Equity Portfolio - Class I
			12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
Operations:
Net investment income (loss)			$6	$(15)	$(180)	$(38)	$(1,013)	$(418)
Net realized gain (loss) on investments			350	84	88	153	14,477	132
Unrealized appreciation (depreciation)			(1,298)	1,869	(8,165)	324	(70,880)	5,018

Net increase (decrease) in net assets from operations			(942)	1,938	(8,257)	439	(57,416)	4,732

Contract Transactions:
Payments received from contractholders			794	611	—	—	4,164	3,628
Transfers between subaccounts, net			—	—	23,913	—	(22,867)	633
Contract terminations			(988)	—	—	—	—	(5,620)
Contract maintenance charges			(10)	(10)	(4)	(4)	(108)	(128)
Contract benefits			—	—	—	—	—	—
Cost of insurance			(196)	(180)	(80)	(55)	(3,091)	(3,160)
Other transfers (to) from FILI, net			—	(15)	(1)	24	47	39

Net increase (decrease) in net assets from contract transactions			(400)	406	23,828	(35)	(21,855)	(4,608)

Total increase (decrease) in net assets			(1,342)	2,344	15,571	404	(79,271)	124

Net Assets:
Beginning of year			8,152	5,808	3,600	3,196	236,127	236,003

End of year			$6,810	$8,152	$19,171	$3,600	$156,856	$236,127

	Subaccounts Investing In:
	VIF – Emerging Markets Debt Portfolio – Class I		VIF – Global Strategist Portfolio – Class II		Invesco – V.I. Global Core Equity Fund - Series I		Lazard – Retirement Emerging Markets Equity Portfolio – Investor
	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
Operations:
Net investment income (loss)	$3,367	$2,587	$(1,463)	$1,269	$(736)	$(13)	$1,403	$1,115
Net realized gain (loss) on investments	(1,775)	40	25,457	9,327	18,829	34,206	(1,913)	48
Unrealized appreciation (depreciation)	(13,792)	(4,567)	(53,585)	1,676	(49,382)	(12,180)	(8,992)	2,378

Net increase (decrease) in net assets from operations	(12,200)	(1,940)	(29,591)	12,272	(31,289)	22,013	(9,502)	3,541

Contract Transactions:
Payments received from contractholders	1,727	2,466	3,829	3,871	1,990	16,994	1,824	15,981
Transfers between subaccounts, net	(8,352)	—	2,265	(10,899)	(39,673)	2,242	(31,267)	(732)
Contract terminations	—	(1,680)	—	(22,635)	(2,370)	(15,011)	—	(5,391)
Contract maintenance charges	(54)	(66)	(88)	(93)	(91)	(103)	(41)	(47)
Contract benefits	—	—	—	—	—	—	—	—
Cost of insurance	(1,264)	(1,309)	(2,531)	(2,447)	(1,186)	(1,236)	(1,236)	(1,111)
Other transfers (to) from FILI, net	90	49	(192)	(169)	126	60	9	(15)

Net increase (decrease) in net assets from contract transactions	(7,853)	(540)	3,283	(32,372)	(41,204)	2,946	(30,711)	8,685

Total increase (decrease) in net assets	(20,053)	(2,480)	(26,308)	(20,100)	(72,493)	24,959	(40,213)	12,226

Net Assets:
Beginning of year	61,638	64,118	164,967	185,067	176,585	151,626	92,716	80,490

End of year	$41,585	$61,638	$138,659	$164,967	$104,092	$176,585	$52,503	$92,716

See accompanying notes which are an integral part of the financial statements.

17	Annual Report

Notes to Financial Statements

Fidelity Investments Variable Life Account I

1. Organization

Fidelity Investments Variable Life Account I (the “Account”), a unit investment trust registered under the Investment Company Act of 1940 as amended, was established by Fidelity Investments Life Insurance Company (“FILI”) on July 22, 1987 and exists in accordance with the regulations of the State of Utah Insurance Department. FILI is a wholly-owned subsidiary of FMR LLC. The Account is a funding vehicle for individual Fidelity Variable Life (“VL”) and Fidelity Lifetime Reserves (“FLR”) Variable Universal Life insurance contracts. The VL and FLR contracts are closed to new business. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of FILI. The Account cannot be charged with liabilities arising out of any other business of FILI.

Each subaccount invests exclusively in one of the Funds (“Underlying Funds”) that are part of the following fund groups:

Fund Groups

Fidelity Variable Insurance Product Funds (Investor Class) (“VIP - Investor Class”)

Fidelity Variable Insurance Product Funds (Initial Class) (“VIP - Initial Class”)

Morgan Stanley Variable Insurance Funds, Inc. (Class I) (“VIF”)

Morgan Stanley Variable Insurance Funds, Inc. (Class II) (“VIF”) (“VIF - Class II”)

Lazard Retirement Series, Inc. (Investor Class) (“Lazard”)

Invesco Advisers, Inc. (Series I) (“Invesco”)

Four subaccounts had no contract owner activity during the year and no balance as of December 31, 2022.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Account in preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards Codification (“the Codification”) as the source of authoritative GAAP. All guidance contained in the Codification carries an equal level of authority.

Investments

Investments are made by the subaccounts in their corresponding mutual fund portfolios and are valued at the reported net asset values of such portfolios. Investment transactions are recorded on the trade date. Income from dividends and realized capital gain distributions are recorded on the ex-dividend date. Realized gains and losses include gains and losses on the sales of investments (computed on the basis of the identified cost of the investment sold) and capital gain distributions from the mutual funds.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of FILI, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the “Code”).

Under the current provisions of the Code, FILI does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. FILI will review periodically the status of such decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under Section 817(h) of the Code. FILI believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

Estimates

The preparation of the Financial Statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Receivable from/Payable to FILI

Receivable from/payable to FILI represents adjustments for contract guarantees which are the responsibility of FILI.

Contract Transactions

Other transfers (to) from FILI, net, as reported in the Statement of Changes in Net Assets, represents miscellaneous contract transfers.

18	Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

2. Significant Accounting Policies - continued

Fair Value Measurements

The Financial Accounting Standards Board issued guidance on fair value measurements that establishes a framework for measuring fair value under U.S. GAAP and disclosures about fair value measurements. The definition of fair value focuses on the price that would be received to sell the asset or paid to transfer the liability regardless of whether an observable market price existed (an exit price). In addition, the guidance establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (“Level 1, 2, and 3”).

The Account carries investments which are made by the subaccounts in their corresponding mutual funds at fair value in the financial statements. The mutual funds are valued at the reported net asset values of such portfolios. The Account categorized the financial assets carried at fair value in the Statement of Assets and Liabilities based upon the guidance’s three-level valuation hierarchy. The hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable valuation inputs (Level 3). If the inputs used to measure a financial asset or liability cross different levels of the hierarchy, categorization is based on the lowest level input that is significant to the fair value measurement. The assessment of the significance of a particular input to the overall fair value measurement of a financial asset or liability requires judgment, and considers factors specific to the asset or liability. The three levels are described below:

•	Level 1 – Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets and liabilities in an active market (e.g., active exchange-traded equities).

•

Level 2 – Financial assets and liabilities whose values are based on quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

•

Level 3 – Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable in the market and significant to the overall fair value measurement. These inputs reflect judgments about the assumptions that a market participant would use in pricing the asset or liability, and are based on the best available information, some of which is internally developed.

All subaccounts are invested in mutual funds whose value is based on the underlying net asset value of those funds. Open ended mutual funds in the subaccounts produce a daily NAV that is validated with a sufficient level of observable activity to support classification of the fair value measurement as Level 1. There were no transfers between Level 1 and Level 2 during 2022 or 2021. The Account had no Level 3 activity during 2022 or 2021.

3. Expenses and Related Party Transactions

FILI deducts a daily charge for the assumption of mortality and expense risks, through a reduction in unit values, from the net assets of the Account equivalent to an effective annual rate of 0.60% for VL contracts. FLR contracts have an effective annual rate of 1.0% for years one through twenty and 0.40% thereafter. FILI deducts a daily administrative charge, through a reduction in unit values, from the net assets of the Account equivalent to an effective annual rate of 0.25% for VL contracts. FLR policyholders are charged $5 per month for maintenance costs. In addition, the cost of providing insurance protection, including optional riders, is deducted monthly through a redemption of units. The maintenance charge and the cost of insurance are recorded as contract transactions in the accompanying Statement of Changes in Net Assets.

FILI charges an amount equal to the state premium tax it pays, ranging from 0 to 3.5%, pursuant to provisions in the contract it issues.

The disclosures above include charges currently assessed to the policyholder. There are certain other additional charges, such as exchange charges and other taxes which may be assessed in accordance with the terms of the contract in future periods.

The contracts are distributed through Fidelity Brokerage Services LLC (“FBS”) and Fidelity Insurance Agency, Inc. (“FIA”), both of which are subsidiaries of FMR LLC. FBS and FIA are the distributors and FBS is the principal underwriter of the contracts. Fidelity Investments Institutional Operations Company, LLC., a subsidiary of FMR LLC, is the transfer and shareholder servicing agent for the VIP portfolios.

Management fees are paid by certain funds to Fidelity Management & Research Company, a subsidiary of FMR LLC, in its capacity as advisor to the VIP mutual fund portfolios. The total management fees, as a percentage of a fund’s average net assets, for the year ended December 31, 2022 were .045% to .780% depending on the fund.

19	Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

4. Investments

Purchases and Sales

The following table shows aggregate cost of shares purchased and proceeds from sales of each portfolio for the year ended December 31, 2022:

Fund Name	Purchases	Sales
VIP - GOVT MONEY MARKET INITIAL CLASS	$305,648	$183,988
VIP - HIGH INCOME INITIAL CLASS	52,423	38,432
VIP - EQUITY- INCOME INITIAL CLASS	286,023	149,850
VIP - GROWTH INITIAL CLASS	246,525	267,286
VIP - OVERSEAS INITIAL CLASS	39,488	94,707
VIP - INVESTMENT GRADE BOND INITIAL CLASS	259,924	437,090
VIP - ASSET MANAGER INITIAL CLASS	27,938	5,677
VIP - INDEX 500 INITIAL CLASS	331,822	165,365
VIP - ASSET MNGR GROWTH INITIAL CLASS	42,989	14,195
VIP - CONTRAFUND INITIAL CLASS	322,579	126,921
VIP - BALANCED INITIAL CLASS	156,813	52,079
VIP - DYNAMIC CAPITAL APPRECIATION INITIAL CLASS	23,171	12,363
VIP - GROWTH & INCOME INITIAL CLASS	240,136	24,015
VIP - GROWTH OPPORTUNITIES INITIAL CLASS	468,969	38,925
VIP - MID CAP INITIAL CLASS	135,696	110,570
VIP - VALUE STRATEGIES INITIAL CLASS	17,963	9,542
VIP - UTILITIES INITIAL CLASS	48,840	7,044
VIP - TECHNOLOGY INITIAL CLASS	146,768	17,229
VIP - ENERGY INITIAL CLASS	47,733	58,895
VIP - HEALTH CARE INITIAL CLASS	203,807	39,019
VIP - FINANCIAL SERVICES INITIAL CLASS	74,873	20,224
VIP - INDUSTRIALS INITIAL CLASS	37,382	13,485
VIP - CONSUMER DISCRETIONARY INITIAL CLASS	6,990	1,277
VIP - REAL ESTATE INITIAL CLASS	97,814	35,029
VIP - STRATEGIC INCOME INITIAL CLASS	35,470	14,720
VIP - INT’L CAPITAL APPRECIATION INITIAL CLASS	34,110	6,569
VIP - VALUE INITIAL CLASS	114,172	7,823
VIP - FREEDOM INCOME INITIAL CLASS	530	1,479
VIP - FREEDOM 2015 INITIAL CLASS	40,169	89,144
VIP - FREEDOM 2020 INITIAL CLASS	97,428	24,662
VIP - FREEDOM 2025 INITIAL CLASS	38,093	8,491
VIP - FREEDOM 2030 INITIAL CLASS	48,840	371,370
VIP - DISCIPLINED SMALL CAP INITIAL CLASS	34,731	17,963
VIP - FUNDSMANAGER 20% INVESTOR CLASS	29,311	13,789
VIP - FUNDSMANAGER 50% INVESTOR CLASS	179,980	29,760
VIP - FUNDSMANAGER 70% INVESTOR CLASS	753,707	61,753
VIP - FUNDSMANAGER 85% INVESTOR CLASS	89,905	6,891
VIP - CONSUMER STAPLES INITIAL CLASS	9,489	3,263
VIP - MATERIALS INITIAL CLASS	1,046	1,218
VIP - COMMUNICATION SERVICES INITIAL CLASS	24,063	260
UIF - EMG MRKTS EQUITY CLASS I	23,169	28,601
UIF - EMG MRKTS DEBT CLASS I	5,227	9,714
UIF - GLOBAL STRATEGIST CLASS II PORTFOLIO	30,675	3,393
INVESCO - V.I. GLOBAL CORE EQUITY SERIES I	9,444	43,927
LAZARD - RETIRE EMERGING MARKETS EQUITY INVESTOR CLASS	5,238	34,537

20	Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

4. Investments - continued

Shares, Aggregate Cost and Net Asset Value

The following table shows the number of shares owned, aggregate cost, and net asset value per share of each portfolio at December 31, 2022:

Fund Name	Number of Shares	Aggregate Cost	Net Asset Value per Share
VIP - GOVERNMENT MONEY MARKET INITIAL CLASS	940,688	$940,688	$1.00
VIP - HIGH INCOME INITIAL CLASS	111,804	713,186	4.41
VIP - EQUITY- INCOME INITIAL CLASS	180,976	4,414,705	23.56
VIP - GROWTH INITIAL CLASS	36,075	2,976,275	71.51
VIP - OVERSEAS INITIAL CLASS	25,814	604,868	21.70
VIP - INVESTMENT GRADE BOND INITIAL CLASS	122,622	1,628,391	10.80
VIP - ASSET MANAGER INITIAL CLASS	18,507	317,335	14.32
VIP - INDEX 500 INITIAL CLASS	8,506	2,475,288	374.78
VIP - ASSET MANAGER GROWTH INITIAL CLASS	23,155	429,377	18.72
VIP - CONTRAFUND INITIAL CLASS	119,253	4,674,989	37.88
VIP - BALANCED INITIAL CLASS	100,902	1,829,998	19.38
VIP - DYNAMIC CAPITAL APPRECIATION INITIAL CLASS	11,670	151,837	13.72
VIP - GROWTH & INCOME INITIAL CLASS	33,345	713,475	24.02
VIP - GROWTH OPPORTUNITIES INITIAL CLASS	23,254	1,174,597	41.03
VIP - MID CAP INITIAL CLASS	49,759	1,831,186	32.72
VIP - VALUE STRATEGIES INITIAL CLASS	11,430	157,222	14.38
VIP - UTILITIES INITIAL CLASS	6,346	117,315	21.52
VIP - TECHNOLOGY INITIAL CLASS	20,714	468,682	20.94
VIP - ENERGY INITIAL CLASS	18,664	325,075	25.16
VIP - HEALTH CARE INITIAL CLASS	25,550	797,767	32.87
VIP - FINANCIAL SERVICES INITIAL CLASS	18,505	244,454	14.01
VIP - INDUSTRIALS INITIAL CLASS	13,653	277,455	18.23
VIP - CONSUMER DISCRETIONARY INITIAL CLASS	2,471	49,324	23.54
VIP - REAL ESTATE INITIAL CLASS	95,048	1,689,489	16.54
VIP - STRATEGIC INCOME INITIAL CLASS	53,748	624,295	10.02
VIP - INTERNATIONAL CAPITAL APPRECIATION INITIAL CLASS	21,502	355,168	16.69
VIP - VALUE INITIAL CLASS	15,770	262,025	16.73
VIP - FREEDOM INCOME INITIAL CLASS	736	9,116	10.61
VIP - FREEDOM 2015 INITIAL CLASS	15,147	207,342	10.95
VIP - FREEDOM 2020 INITIAL CLASS	62,275	808,283	11.56
VIP - FREEDOM 2025 INITIAL CLASS	23,978	341,435	13.73
VIP - FREEDOM 2030 INITIAL CLASS	29,637	465,949	13.72
VIP - DISCIPLINED SMALL CAP INITIAL CLASS	8,947	144,564	13.62
VIP - FUNDSMANAGER 20% INVESTOR CLASS	30,030	327,517	10.04
VIP - FUNDSMANAGER 50% INVESTOR CLASS	79,722	913,481	10.32
VIP - FUNDSMANAGER 70% INVESTOR CLASS	325,038	3,954,050	10.73
VIP - FUNDSMANAGER 85% INVESTOR CLASS	34,728	417,601	10.50
VIP - CONSUMER STAPLES INITIAL CLASS	5,494	101,891	19.46
VIP - MATERIALS INITIAL CLASS	422	6,510	16.24
VIP - COMMUNICATION SERVICES INITIAL CLASS	1,685	26,563	11.36
VIF - EMERGING MARKETS EQUITY CLASS I	13,154	281,313	11.92
VIF - EMERGING MARKETS DEBT CLASS I	7,731	66,884	5.00
VIF - GLOBAL STRATEGIST CLASS II PORTFOLIO	18,148	211,466	8.00
INVESCO - V.I. GLOBAL CORE EQUITY SERIES I	13,026	131,812	8.00
LAZARD - RETIRE EMERGING MARKETS EQUITY INVESTOR CLASS	2,964	81,664	17.72

21	Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

5. Changes in Units Outstanding

The change in units outstanding for the years ended December 31, 2022 and 2021 were as follows:

Fidelity Variable Life
			VIP - Government Money Market Initial Class		VIP - High Income Initial Class		VIP - Equity-Income Initial Class

			12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
Units Issued			12,223	3,596	—	—	—	—
Units Redeemed			—	—	3	(139)	257	(162)

Net Increase/(Decrease)			12,223	3,596	3	(139)	257	(162)

	VIP - Growth Initial Class		VIP - Overseas Initial Class		VIP - Investment Grade Bond Initial Class		VIP - Asset Manager Initial Class

	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
Units Issued	—	1,264	—	—	—	—	—	—
Units Redeemed	916	—	32	(21)	29	(294)	38	(5,660)

Net Increase/(Decrease)	916	1,264	32	(21)	29	(294)	38	(5,660)

Fidelity Lifetime Reserves
			VIP - Government Money Market Initial Class		VIP - High Income Initial Class		VIP - Equity Income Initial Class

			12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
Units Issued			3,582	13,142	1,339	936	414	527
Units Redeemed			(10,438)	(7,894)	(1,802)	(40,523)	(474)	(740)

Net Increase/(Decrease)			(6,856)	5,248	(463)	(39,587)	(60)	(213)

			VIP - Growth Initial Class		VIP - Overseas Initial Class		VIP - Investment Grade Bond Initial Class

			12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
Units Issued			39	35	1,789	397	3,661	1,712
Units Redeemed			(45)	(190)	(4,365)	(1,845)	(9,901)	(1,534)

Net Increase/(Decrease)			(6)	(155)	(2,576)	(1,448)	(6,240)	178

			VIP - Asset Manager Initial Class		VIP - Index 500 Initial Class		VIP - Asset Manager Growth Initial Class

			12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
Units Issued			77	54	2,193	2,114	172	193
Units Redeemed			(29)	(24)	(1,378)	(3,896)	(251)	(214)

Net Increase/(Decrease)			48	30	815	(1,782)	(79)	(21)

			VIP - Contrafund Initial Class		VIP - Balanced Initial Class		VIP - Dynamic Capital Appreciation Initial Class

			12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
Units Issued			953	6,335	355	922	25	20
Units Redeemed			(1,084)	(3,296)	(908)	(6,492)	(220)	(46)

Net Increase/(Decrease)			(131)	3,039	(553)	(5,570)	(195)	(26)

22	Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

5. Changes in Units Outstanding - continued

Fidelity Lifetime Reserves - continued
	VIP - Growth & Income Initial Class		VIP - Growth Opportunities Initial Class		VIP - Mid Cap Initial Class

	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
Units Issued	3,495	345	2,946	122	638	576
Units Redeemed	(311)	(355)	(455)	(488)	(1,825)	(1,552)

Net Increase/(Decrease)	3,184	(10)	2,491	(366)	(1,187)	(976)

	VIP - Value Strategies Initial Class		VIP - Utilities Initial Class		VIP - Technology Initial Class

	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
Units Issued	257	179	1,173	38	1,011	198
Units Redeemed	(250)	(373)	(170)	(470)	(169)	(1,090)

Net Increase/(Decrease)	7	(194)	1,003	(432)	842	(892)

	VIP - Energy Initial Class		VIP - Health Care Initial Class		VIP - Financial Services Initial Class

	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
Units Issued	1,169	660	2,132	251	2,784	461
Units Redeemed	(1,959)	(1,307)	(494)	(473)	(825)	(1,931)

Net Increase/(Decrease)	(790)	(647)	1,638	(222)	1,959	(1,470)

	VIP - Industrials Initial Class		VIP - Consumer Discretionary Initial Class		VIP - Real Estate Initial Class

	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
Units Issued	51	49	3	3	911	497
Units Redeemed	(205)	(235)	(14)	(14)	(862)	(1,320)

Net Increase/(Decrease)	(154)	(186)	(11)	(11)	49	(823)

	VIP - Strategic Income Initial Class		VIP - International Capital Appreciation Initial Class		VIP - Value Initial Class

	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
Units Issued	878	2,530	209	110	3,073	27
Units Redeemed	(611)	(509)	(157)	(1,365)	(186)	(296)

Net Increase/(Decrease)	267	2,021	52	(1,255)	2,887	(269)

	VIP - Freedom Income Initial Class		VIP - Freedom 2010 Initial Class		VIP - Freedom 2015 Initial Class

	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
Units Issued	—	283	—	—	496	450
Units Redeemed	(84)	(65)	—	—	(4,038)	(319)

Net Increase/(Decrease)	(84)	218	—	—	(3,542)	131

	VIP - Freedom 2020 Initial Class		VIP - Freedom 2025 Initial Class		VIP - Freedom 2030 Initial Class

	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
Units Issued	260	1,210	544	1,100	556	4,113
Units Redeemed	(801)	(1,903)	(390)	(833)	(12,215)	(2,543)

Net Increase/(Decrease)	(541)	(693)	154	267	(11,659)	1,570

23	Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

5. Changes in Units Outstanding - continued

Fidelity Lifetime Reserves - continued
			VIP - Disciplined Small Cap Initial Class		VIP - FundsManager 20% Investor Class		VIP - FundsManager 50% Investor Class

			12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
Units Issued			785	529	—	—	1,058	871
Units Redeemed			(1,184)	(1,305)	(693)	(54)	(1,190)	(3,776)

Net Increase/(Decrease)			(399)	(776)	(693)	(54)	(132)	(2,905)

			VIP - FundsManager 70% Investor Class		VIP - FundsManager 85% Investor Class		VIP - Consumer Staples Initial Class

			12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
Units Issued			1,476	1,439	420	353	45	—
Units Redeemed			(1,173)	(952)	(223)	(174)	(67)	(59)

Net Increase/(Decrease)			303	487	197	179	(22)	(59)

	VIP - Materials Initial Class		VIP - Communication Services Initial Class		VIF - Emerging Markets Equity Portfolio - Class I		VIF - Emerging Markets Debt Portfolio - Class I

	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
Units Issued	30	24	946	—	255	144	61	68
Units Redeemed	(49)	(6)	(4)	(2)	(955)	(271)	(335)	(84)

Net Increase/(Decrease)	(19)	18	942	(2)	(700)	(127)	(274)	(16)

			VIF - Global Strategist - Class II		Invesco - V.I. Global Core Equity		Lazard - Retirement Emerging Markets Equity

			12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
Units Issued			311	268	89	689	242	1,029
Units Redeemed			(150)	(1,747)	(1,560)	(601)	(2,105)	(512)

Net Increase/(Decrease)			161	(1,479)	(1,471)	88	(1,863)	517

24	Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

6. Unit Values

A summary of unit values and units outstanding and the expense ratios, excluding expenses of the underlying funds, the investment income ratio, and total returns for each of the five years ended December 31:

		Unit value			Expense ratio (1)			Total Return (3)
	Units	VL	FLR	Net assets	VL	FLR	Investment income ratio (2)	(VL)	(FLR)
VIP - Government Money Market Initial Class
2022	33,669	$20.93	$20.10	$681,176	0.85%	1.00%	1.47%	0.58%	0.43%
2021	40,703	$20.81	$20.01	$819,003	0.85%	1.00%	0.01%	(0.84%)	(0.99%)
2020	31,858	$20.98	$20.21	$645,485	0.85%	1.00%	0.35%	(0.54%)	(0.69%)
2019	44,666	$21.10	$20.35	$912,483	0.85%	1.00%	2.06%	1.15%	1.00%
2018	74,411	$20.86	$20.15	$1,521,315	0.85%	1.00%	1.61%	0.78%	0.63%
VIP - High Income Initial Class
2022	23,921	$55.11	$19.32	$493,142	0.85%	1.00%	4.99%	(12.13%)	(12.26%)
2021	24,387	$62.72	$22.02	$572,404	0.85%	1.00%	4.84%	3.52%	3.37%
2020	64,113	$60.59	$21.31	$1,405,546	0.85%	1.00%	5.06%	1.87%	1.72%
2019	64,596	$59.47	$20.95	$1,392,793	0.85%	1.00%	5.25%	14.13%	13.96%
2018	63,667	$52.11	$18.38	$1,205,793	0.85%	1.00%	5.56%	(4.11%)	(4.26%)
VIP - Equity-Income Initial Class
2022	26,675	$161.13	$157.48	$4,263,459	0.85%	1.00%	1.91%	(5.76%)	(5.91%)
2021	26,993	$170.98	$167.37	$4,580,826	0.85%	1.00%	1.92%	23.83%	23.65%
2020	27,366	$138.08	$135.36	$3,752,113	0.85%	1.00%	1.84%	5.78%	5.62%
2019	27,764	$130.53	$128.15	$3,599,945	0.85%	1.00%	2.02%	26.36%	26.17%
2018	28,325	$103.30	$101.57	$2,908,694	0.85%	1.00%	2.24%	(9.08%)	(9.21%)
VIP - Growth Initial Class
2022	10,459	$245.90	$248.48	$2,579,755	0.85%	1.00%	0.60%	(25.10%)	(25.21%)
2021	11,379	$328.30	$332.23	$3,748,101	0.85%	1.00%	—	22.17%	21.98%
2020	10,273	$268.73	$272.36	$2,772,259	0.85%	1.00%	0.07%	42.67%	42.45%
2019	10,241	$188.36	$191.20	$1,938,596	0.85%	1.00%	0.26%	33.17%	32.97%
2018	11,318	$141.44	$143.79	$1,608,707	0.85%	1.00%	0.24%	(1.02%)	(1.17%)
VIP - Overseas Initial Class
2022	21,698	$55.78	$19.78	$560,185	0.85%	1.00%	1.06%	(25.13%)	(25.24%)
2021	24,308	$74.49	$26.45	$819,435	0.85%	1.00%	0.53%	18.68%	18.50%
2020	25,775	$62.77	$22.32	$724,810	0.85%	1.00%	0.45%	14.63%	14.46%
2019	26,466	$54.76	$19.50	$647,603	0.85%	1.00%	1.48%	26.68%	26.49%
2018	71,129	$43.22	$15.42	$1,201,368	0.85%	1.00%	1.51%	(15.54%)	(15.66%)
VIP - Investment Grade Bond Initial Class
2022	32,132	$42.39	$40.95	$1,324,249	0.85%	1.00%	2.22%	(13.70%)	(13.83%)
2021	38,402	$49.12	$47.52	$1,834,320	0.85%	1.00%	2.04%	(1.45%)	(1.60%)
2020	38,516	$49.84	$48.29	$1,869,712	0.85%	1.00%	2.21%	8.46%	8.30%
2019	30,442	$45.95	$44.59	$1,366,066	0.85%	1.00%	2.73%	8.73%	8.57%
2018	30,640	$42.26	$41.07	$1,266,035	0.85%	1.00%	2.40%	(1.38%)	(1.53%)
VIP - Asset Manager Initial Class
2022	3,827	$70.25	$66.66	$265,101	0.85%	1.00%	2.11%	(15.66%)	(15.79%)
2021	3,816	$83.30	$79.16	$313,775	0.85%	1.00%	1.48%	8.99%	8.82%
2020	9,447	$76.43	$72.74	$718,414	0.85%	1.00%	1.53%	13.89%	13.72%
2019	9,639	$67.11	$63.97	$643,932	0.85%	1.00%	3.10%	17.24%	17.07%
2018	4,291	$57.24	$54.64	$242,566	0.85%	1.00%	1.25%	(6.16%)	(6.30%)
VIP - Index 500 Initial Class
2022	26,955	—	$118.27	$3,188,060	—	1.00%	1.47%	—	(19.03%)
2021	26,141	—	$146.07	$3,818,397	—	1.00%	1.24%	—	27.29%
2020	27,921	—	$114.75	$3,204,014	—	1.00%	1.72%	—	17.05%
2019	28,609	—	$98.03	$2,804,576	—	1.00%	2.05%	—	30.04%
2018	51,091	—	$75.39	$3,851,616	—	1.00%	1.87%	—	(5.45%)
VIP - Asset Manager Growth Initial Class
2022	9,025	—	$48.00	$433,171	—	1.00%	1.85%	—	(17.71%)
2021	9,105	—	$58.32	$531,037	—	1.00%	1.44%	—	12.82%
2020	9,125	—	$51.70	$471,767	—	1.00%	1.07%	—	16.09%
2019	10,756	—	$44.53	$478,986	—	1.00%	1.60%	—	21.60%
2018	10,772	—	$36.62	$394,484	—	1.00%	1.10%	—	(8.58%)

25	Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

6. Unit Values - continued

		Unit value			Expense ratio (1)			Total Return (3)
	Units	VL	FLR	Net assets	VL	FLR	Investment income ratio (2)	(VL)	(FLR)
VIP - Contrafund Initial Class
2022	33,791	—	$133.68	$4,517,075	—	1.00%	0.51%	—	(27.05%)
2021	33,925	—	$183.24	$6,216,270	—	1.00%	0.06%	—	26.56%
2020	30,885	—	$144.79	$4,471,831	—	1.00%	0.25%	—	29.26%
2019	31,345	—	$112.02	$3,511,150	—	1.00%	0.46%	—	30.26%
2018	33,317	—	$85.99	$2,864,945	—	1.00%	0.68%	—	(7.32%)
VIP - Balanced Initial Class
2022	43,962	—	$44.48	$1,955,450	—	1.00%	1.27%	—	(18.76%)
2021	44,513	—	$54.75	$2,437,220	—	1.00%	0.89%	—	17.08%
2020	50,084	—	$46.76	$2,342,167	—	1.00%	1.44%	—	21.16%
2019	54,088	—	$38.60	$2,087,638	—	1.00%	1.77%	—	23.26%
2018	53,408	—	$31.31	$1,672,356	—	1.00%	1.48%	—	(5.18%)
VIP - Dynamic Capital Appreciation Initial Class
2022	3,697	—	$43.32	$160,189	—	1.00%	0.30%	—	(21.66%)
2021	3,891	—	$55.30	$215,183	—	1.00%	0.42%	—	23.38%
2020	3,918	—	$44.82	$175,592	—	1.00%	0.22%	—	32.27%
2019	3,967	—	$33.88	$134,429	—	1.00%	0.62%	—	28.78%
2018	3,996	—	$26.31	$105,136	—	1.00%	0.59%	—	(5.84%)
VIP - Growth & Income Initial Class
2022	14,227	—	$56.30	$801,029	—	1.00%	1.77%	—	(5.90%)
2021	11,043	—	$59.83	$660,711	—	1.00%	2.44%	—	24.69%
2020	11,054	—	$47.98	$530,413	—	1.00%	2.14%	—	6.77%
2019	12,174	—	$44.94	$547,158	—	1.00%	3.54%	—	28.75%
2018	11,985	—	$34.91	$418,348	—	1.00%	0.34%	—	(9.90%)
VIP - Growth Opportunities Initial Class
2022	16,841	—	$56.66	$954,137	—	1.00%	—	—	(38.77%)
2021	14,350	—	$92.53	$1,327,771	—	1.00%	—	—	10.82%
2020	14,716	—	$83.49	$1,228,652	—	1.00%	0.01%	—	66.97%
2019	20,818	—	$50.00	$1,040,994	—	1.00%	0.16%	—	39.43%
2018	20,722	—	$35.86	$743,131	—	1.00%	0.12%	—	11.33%
VIP - Mid Cap Initial Class
2022	26,850	—	$60.64	$1,628,053	—	1.00%	0.50%	—	(15.59%)
2021	28,036	—	$71.84	$2,014,084	—	1.00%	0.61%	—	24.35%
2020	29,012	—	$57.77	$1,676,129	—	1.00%	0.66%	—	17.00%
2019	30,483	—	$49.38	$1,505,152	—	1.00%	0.87%	—	22.21%
2018	32,498	—	$40.40	$1,312,984	—	1.00%	0.64%	—	(15.40%)
VIP - Value Strategies Initial Class
2022	4,978	—	$33.02	$164,374	—	1.00%	1.11%	—	(7.95%)
2021	4,970	—	$35.87	$178,303	—	1.00%	1.54%	—	32.26%
2020	5,165	—	$27.12	$140,069	—	1.00%	1.45%	—	7.17%
2019	3,825	—	$25.31	$96,796	—	1.00%	1.68%	—	33.18%
2018	3,811	—	$19.00	$72,408	—	1.00%	0.98%	—	(18.15%)
VIP - Utilities Initial Class
2022	3,437	—	$39.75	$136,627	—	1.00%	1.84%	—	4.37%
2021	2,434	—	$38.09	$92,705	—	1.00%	1.88%	—	16.32%
2020	2,866	—	$32.74	$93,835	—	1.00%	2.62%	—	(1.18%)
2019	2,929	—	$33.13	$97,036	—	1.00%	2.14%	—	21.95%
2018	3,065	—	$27.17	$83,277	—	1.00%	1.85%	—	7.72%
VIP - Technology Initial Class
2022	6,504	—	$66.65	$433,454	—	1.00%	—	—	(36.50%)
2021	5,660	—	$104.95	$594,102	—	1.00%	—	—	26.88%
2020	6,553	—	$82.71	$542,033	—	1.00%	0.07%	—	63.30%
2019	8,809	—	$50.65	$446,200	—	1.00%	0.41%	—	49.81%
2018	9,476	—	$33.81	$320,392	—	1.00%	—	—	(8.55%)
VIP - Energy Initial Class
2022	13,454	—	$34.89	$469,414	—	1.00%	2.45%	—	61.56%
2021	14,245	—	$21.60	$307,636	—	1.00%	2.54%	—	53.80%
2020	14,891	—	$14.04	$209,100	—	1.00%	3.09%	—	(33.44%)
2019	7,467	—	$21.10	$157,522	—	1.00%	1.95%	—	8.98%
2018	9,933	—	$19.36	$192,299	—	1.00%	0.95%	—	(25.34%)

26	Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

6. Unit Values - continued

		Unit value			Expense ratio (1)			Total Return (3)
	Units	VL	FLR	Net assets	VL	FLR	Investment income ratio (2)	(VL)	(FLR)
VIP - Health Care Initial Class
2022	12,626	—	$66.53	$839,961	—	1.00%	—	—	(13.28%)
2021	10,987	—	$76.72	$842,897	—	1.00%	0.09%	—	10.62%
2020	11,210	—	$69.36	$777,468	—	1.00%	0.56%	—	20.36%
2019	11,604	—	$57.62	$668,671	—	1.00%	0.23%	—	27.09%
2018	13,527	—	$45.34	$613,332	—	1.00%	0.20%	—	6.77%
VIP - Financial Services Initial Class
2022	11,749	—	$22.07	$259,288	—	1.00%	2.00%	—	(9.25%)
2021	9,791	—	$24.32	$238,082	—	1.00%	1.72%	—	31.86%
2020	11,261	—	$18.44	$207,666	—	1.00%	2.57%	—	(0.25%)
2019	7,416	—	$18.49	$137,097	—	1.00%	2.06%	—	32.99%
2018	7,613	—	$13.90	$105,825	—	1.00%	1.23%	—	(16.58%)
VIP - Industrials Initial Class
2022	4,343	—	$57.30	$248,891	—	1.00%	0.17%	—	(11.20%)
2021	4,497	—	$64.53	$290,182	—	1.00%	—	—	15.92%
2020	4,683	—	$55.67	$260,688	—	1.00%	0.54%	—	11.19%
2019	4,795	—	$50.06	$240,046	—	1.00%	1.01%	—	26.86%
2018	8,481	—	$39.46	$334,697	—	1.00%	0.80%	—	(15.97%)
VIP - Consumer Discretionary Initial Class
2022	1,515	—	$38.43	$58,204	—	1.00%	(0.01%)	—	(35.29%)
2021	1,525	—	$59.38	$90,551	—	1.00%	—	—	18.21%
2020	1,535	—	$50.23	$77,121	—	1.00%	0.10%	—	34.79%
2019	1,321	—	$37.27	$49,227	—	1.00%	0.33%	—	25.92%
2018	1,331	—	$29.60	$39,394	—	1.00%	0.31%	—	(2.08%)
VIP - Real Estate Initial Class
2022	68,390	—	$22.99	$1,572,130	—	1.00%	1.32%	—	(28.24%)
2021	68,341	—	$32.03	$2,189,130	—	1.00%	1.17%	—	37.60%
2020	69,164	—	$23.28	$1,610,074	—	1.00%	2.16%	—	(7.49%)
2019	71,542	—	$25.16	$1,800,190	—	1.00%	1.76%	—	21.99%
2018	74,250	—	$20.63	$1,531,570	—	1.00%	2.84%	—	(7.17%)
VIP - Strategic Income Initial Class
2022	29,290	—	$18.39	$538,583	—	1.00%	3.68%	—	(12.14%)
2021	29,024	—	$20.93	$607,456	—	1.00%	2.72%	—	2.70%
2020	27,004	—	$20.38	$550,314	—	1.00%	3.33%	—	6.44%
2019	27,076	—	$19.15	$518,423	—	1.00%	3.35%	—	9.78%
2018	26,761	—	$17.44	$466,720	—	1.00%	3.69%	—	(3.55%)
VIP - International Capital Appreciation Initial Class
2022	15,757	—	$22.78	$358,891	—	1.00%	0.27%	—	(27.13%)
2021	15,704	—	$31.26	$490,880	—	1.00%	—	—	11.22%
2020	16,959	—	$28.10	$476,609	—	1.00%	0.31%	—	21.01%
2019	18,514	—	$23.22	$429,948	—	1.00%	0.57%	—	32.00%
2018	18,746	—	$17.59	$329,829	—	1.00%	0.99%	—	(13.63%)
VIP - Value Initial Class
2022	8,257	—	$31.91	$263,461	—	1.00%	1.45%	—	(5.07%)
2021	5,371	—	$33.61	$180,525	—	1.00%	1.68%	—	28.85%
2020	5,638	—	$26.08	$147,081	—	1.00%	1.50%	—	5.19%
2019	7,350	—	$24.80	$182,254	—	1.00%	1.83%	—	30.81%
2018	7,494	—	$18.96	$142,047	—	1.00%	1.12%	—	(14.71%)
VIP - Freedom Income Initial Class
2022	489	—	$15.99	$7,819	—	1.00%	2.26%	—	(12.92%)
2021	573	—	$18.36	$10,524	—	1.00%	1.03%	—	2.32%
2020	355	—	$17.95	$6,375	—	1.00%	1.22%	—	9.37%
2019	417	—	$16.41	$6,841	—	1.00%	1.99%	—	10.83%
2018	484	—	$14.81	$7,163	—	1.00%	0.99%	—	(2.95%)
VIP - Freedom 2010 Initial Class
2022	—	—	$20.07	—	—	1.00%	—	—	(14.39%)
2021	—	—	$23.45	—	—	1.00%	—	—	4.83%
2020	—	—	$22.36	—	—	1.00%	—	—	11.36%
2019	—	—	$20.08	—	—	1.00%	1.83%	—	14.93%
2018	1,279	—	$17.47	$22,343	—	1.00%	1.64%	—	(4.97%)

27	Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

6. Unit Values - continued

		Unit value			Expense ratio (1)			Total Return (3)
	Units	VL	FLR	Net assets	VL	FLR	Investment income ratio (2)	(VL)	(FLR)
VIP - Freedom 2015 Initial Class
2022	7,712	—	$21.51	$165,866	—	1.00%	1.94%	—	(15.45%)
2021	11,253	—	$25.44	$286,265	—	1.00%	1.12%	—	6.62%
2020	11,123	—	$23.86	$265,374	—	1.00%	1.34%	—	12.71%
2019	10,892	—	$21.17	$230,572	—	1.00%	2.11%	—	17.08%
2018	10,894	—	$18.08	$196,979	—	1.00%	1.66%	—	(6.02%)
VIP - Freedom 2020 Initial Class
2022	32,065	—	$22.45	$719,978	—	1.00%	2.09%	—	(16.53%)
2021	32,606	—	$26.90	$877,101	—	1.00%	1.11%	—	8.38%
2020	33,300	—	$24.82	$826,529	—	1.00%	1.32%	—	13.91%
2019	33,926	—	$21.79	$739,289	—	1.00%	2.10%	—	18.93%
2018	23,606	—	$18.32	$432,530	—	1.00%	1.53%	—	(6.81%)
VIP - Freedom 2025 Initial Class
2022	13,530	—	$24.33	$329,238	—	1.00%	2.06%	—	(17.26%)
2021	13,377	—	$29.41	$393,433	—	1.00%	1.09%	—	9.73%
2020	13,109	—	$26.80	$351,380	—	1.00%	1.14%	—	14.79%
2019	17,332	—	$23.35	$404,731	—	1.00%	2.07%	—	20.64%
2018	17,014	—	$19.36	$329,330	—	1.00%	1.44%	—	(7.46%)
VIP - Freedom 2030 Initial Class
2022	16,037	—	$25.36	$406,629	—	1.00%	1.94%	—	(17.70%)
2021	27,696	—	$30.81	$853,303	—	1.00%	1.15%	—	11.25%
2020	26,126	—	$27.69	$723,551	—	1.00%	1.27%	—	15.72%
2019	25,018	—	$23.93	$598,752	—	1.00%	2.03%	—	23.18%
2018	24,676	—	$19.43	$479,415	—	1.00%	1.20%	—	(8.71%)
VIP - Disciplined Small Cap Initial Class
2022	5,166	—	$23.59	$121,893	—	1.00%	0.83%	—	(19.05%)
2021	5,566	—	$29.15	$162,235	—	1.00%	0.37%	—	19.45%
2020	6,341	—	$24.40	$154,719	—	1.00%	0.79%	—	17.27%
2019	6,759	—	$20.81	$140,625	—	1.00%	0.88%	—	22.47%
2018	13,224	—	$16.99	$224,677	—	1.00%	0.82%	—	(13.96%)
VIP - FundsManager 20% Investor Class
2022	20,458	—	$14.74	$301,509	—	1.00%	2.31%	—	(10.50%)
2021	21,151	—	$16.47	$348,296	—	1.00%	1.03%	—	2.62%
2020	21,205	—	$16.05	$340,284	—	1.00%	1.14%	—	7.12%
2019	21,189	—	$14.98	$317,414	—	1.00%	1.89%	—	9.30%
2018	30,025	—	$13.71	$411,510	—	1.00%	1.83%	—	(2.66%)
VIP - FundsManager 50% Investor Class
2022	43,565	—	$18.89	$822,795	—	1.00%	2.03%	—	(14.80%)
2021	43,697	—	$22.17	$968,606	—	1.00%	1.15%	—	8.92%
2020	46,602	—	$20.35	$948,433	—	1.00%	1.15%	—	12.84%
2019	47,506	—	$18.04	$856,829	—	1.00%	1.72%	—	16.71%
2018	47,400	—	$15.45	$732,501	—	1.00%	1.44%	—	(6.16%)
VIP - FundsManager 70% Investor Class
2022	164,280	—	$21.23	$3,487,651	—	1.00%	1.62%	—	(16.51%)
2021	163,977	—	$25.43	$4,169,744	—	1.00%	1.04%	—	13.38%
2020	163,490	—	$22.43	$3,666,787	—	1.00%	0.95%	—	14.93%
2019	162,772	—	$19.51	$3,176,349	—	1.00%	1.40%	—	21.44%
2018	291,750	—	$16.07	$4,688,179	—	1.00%	1.02%	—	(8.42%)
VIP - FundsManager 85% Investor Class
2022	16,003	—	$22.77	$364,428	—	1.00%	1.11%	—	(17.90%)
2021	15,805	—	$27.74	$438,374	—	1.00%	0.98%	—	16.65%
2020	15,627	—	$23.78	$371,549	—	1.00%	0.84%	—	16.28%
2019	20,363	—	$20.45	$416,360	—	1.00%	1.20%	—	24.95%
2018	19,643	—	$16.36	$321,447	—	1.00%	0.78%	—	(9.81%)
VIP - Consumer Staples Initial Class
2022	3,173	—	$33.60	$106,588	—	1.00%	1.80%	—	(1.61%)
2021	3,194	—	$34.15	$109,084	—	1.00%	1.92%	—	13.10%
2020	3,253	—	$30.19	$98,227	—	1.00%	1.90%	—	10.66%
2019	3,316	—	$27.29	$90,478	—	1.00%	1.55%	—	30.54%
2018	6,585	—	$20.90	$137,644	—	1.00%	2.89%	—	(16.68%)

28	Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

6. Unit Values - continued

		Unit value			Expense ratio (1)			Total Return (3)
	Units	VL	FLR	Net assets	VL	FLR	Investment income ratio (2)	(VL)	(FLR)
VIP - Materials Initial Class
2022	260	—	$26.17	$6,810	—	1.00%	1.09%	—	(10.69%)
2021	278	—	$29.30	$8,152	—	1.00%	0.79%	—	32.09%
2020	262	—	$22.18	$5,808	—	1.00%	1.27%	—	20.27%
2019	4,319	—	$18.44	$79,657	—	1.00%	1.58%	—	12.26%
2018	4,485	—	$16.43	$73,674	—	1.00%	2.14%	—	(24.37%)
VIP - Communication Services Initial Class (4)
2022	1,064	—	$18.01	$19,171	—	1.00%	(0.01%)	—	0.00%
2021	122	—	$29.41	$3,600	—	1.00%	(0.03%)	—	14.49%
2020	124	—	$25.68	$3,196	—	1.00%	—	—	34.24%
2019	—	—	—	—	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—
VIF - Emerging Markets Equity Portfolio - Class I
2022	6,006	—	$26.11	$156,856	—	1.00%	0.42%	—	(25.83%)
2021	6,706	—	$35.21	$236,127	—	1.00%	0.83%	—	1.96%
2020	6,834	—	$34.53	$236,003	—	1.00%	1.30%	—	13.29%
2019	9,354	—	$30.48	$285,144	—	1.00%	1.07%	—	18.39%
2018	9,398	—	$25.75	$241,975	—	1.00%	0.47%	—	(18.30%)
VIF - Emerging Markets Debt Portfolio - Class I
2022	1,425	—	$29.19	$41,585	—	1.00%	7.91%	—	(19.55%)
2021	1,698	—	$36.29	$61,638	—	1.00%	5.13%	—	(3.00%)
2020	1,714	—	$37.41	$64,118	—	1.00%	4.08%	—	4.49%
2019	2,494	—	$35.80	$89,298	—	1.00%	5.31%	—	13.11%
2018	2,481	—	$31.65	$78,534	—	1.00%	5.59%	—	(7.88%)
VIF - Global Strategist Portfolio - Class II
2022	7,433	—	$18.66	$138,659	—	1.00%	0.00%	—	(17.77%)
2021	7,271	—	$22.69	$164,967	—	1.00%	1.76%	—	7.28%
2020	8,751	—	$21.15	$185,067	—	1.00%	1.40%	—	9.81%
2019	11,254	—	$19.26	$216,751	—	1.00%	1.87%	—	16.59%
2018	14,382	—	$16.52	$237,562	—	1.00%	1.20%	—	(7.44%)
Invesco - V.I. Global Core Equity
2022	4,713	—	$22.09	$104,092	—	1.00%	0.35%	—	(22.66%)
2021	5,692	—	$16.29	$92,716	—	1.00%	1.00%	—	14.81%
2020	6,096	—	$24.87	$151,626	—	1.00%	1.35%	—	12.09%
2019	6,463	—	$22.19	$143,418	—	1.00%	1.42%	—	23.95%
2018	6,913	—	$17.90	$123,759	—	1.00%	1.06%	—	(16.17%)
Lazard - Retirement Emerging Markets Equity
2022	3,829	—	$13.71	$52,503	—	1.00%	3.60%	—	(15.81%)
2021	6,184	—	$28.56	$176,585	—	1.00%	2.27%	—	4.74%
2020	5,175	—	$15.55	$80,490	—	1.00%	2.86%	—	(2.03%)
2019	8,013	—	$15.87	$127,214	—	1.00%	0.91%	—	17.17%
2018	7,896	—	$13.55	$106,968	—	1.00%	1.99%	—	(19.14%)
(1)

These amounts represent that annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(3)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, which includes expenses assessed through the reduction of unit values. The ratio does not include expenses assessed through the redemption of units.

29	Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Life Account I

6. Unit Values - continued

(4)	During 2018 the following underlying fund was renamed:

Old Name	New Name

VIP - Telecommunications	VIP - Communication Services

7. Subsequent Events

The Account has evaluated subsequent events from the balance sheet date through the date of this report and no other events have occurred that would require disclosure.

30	Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Fidelity Investments Life Insurance Company and the Contract Owners of Fidelity Investments Variable Life Account I

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Fidelity Investments Variable Life Account I indicated in the table below as of December 31, 2022, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Fidelity Investments Variable Life Account I as of December 31, 2022, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fidelity VIP Government Money Market - Initial Class (1)	Fidelity VIP High Income - Initial Class (1)	Fidelity VIP Equity-Income - Initial Class (1)

Fidelity VIP Growth - Initial Class (1)	Fidelity VIP Overseas - Initial Class (1)	Fidelity VIP Investment Grade Bond - Initial Class (1)

Fidelity VIP Asset Manager - Initial Class (1)	Fidelity VIP Index 500 - Initial Class (1)	Fidelity VIP Asset Manager Growth - Initial Class (1)

Fidelity VIP Contrafund - Initial Class (1)	Fidelity VIP Balanced - Initial Class (1)	Fidelity VIP Dynamic Capital Appreciation - Initial Class (1)

Fidelity VIP Growth & Income - Initial Class (1)	Fidelity VIP Growth Opportunities - Initial Class (1)	Fidelity VIP Mid Cap - Initial Class (1)

Fidelity VIP Value Strategies - Initial Class (1)	Fidelity VIP Utilities - Initial Class (1)	Fidelity VIP Technology - Initial Class (1)

Fidelity VIP Energy - Initial Class (1)	Fidelity VIP Health Care - Initial Class (1)	Fidelity VIP Financial Services - Initial Class (1)

Fidelity VIP Industrials - Initial Class (1)	Fidelity VIP Consumer Discretionary - Initial Class (1)	Fidelity VIP Real Estate - Initial Class (1)

Fidelity VIP Strategic Income - Initial Class (1)	Fidelity VIP International Capital Appreciation - Initial Class (1)	Fidelity VIP Value - Initial Class (1)

Fidelity VIP Freedom Income - Initial Class (1)	Fidelity VIP Freedom 2015 - Initial Class (1)	Fidelity VIP Freedom 2020 - Initial Class (1)

Fidelity VIP Freedom 2025 - Initial Class (1)	Fidelity VIP Freedom 2030 - Initial Class (1)	Fidelity VIP Disciplined Small Cap - Initial Class (1)

Fidelity VIP FundsManager 20% - Investor Class (1)	Fidelity VIP FundsManager 50% - Investor Class (1)	Fidelity VIP FundsManager 70% - Investor Class (1)

Fidelity VIP FundsManager 85% - Investor Class (1)	Fidelity VIP Consumer Staples - Initial Class (1)	Fidelity VIP Materials - Initial Class (1)

Fidelity VIP Communication Services - Initial Class (1)	Morgan Stanley Variable Insurance Fund, Inc. Emerging Markets Equity Portfolio - Class I (1)	Morgan Stanley Variable Insurance Fund, Inc. Emerging Markets Debt Portfolio - Class I (1)

Morgan Stanley Variable Insurance Fund, Inc. Global Strategist Portfolio - Class II (1)	Invesco V.I. Global Core Equity Fund - Series I (1)	Lazard Retirement Emerging Markets Equity Portfolio - Investor (1)

(1) Statement of operations for the year ended December 31, 2022 and statement of changes in net assets for the years ended December 31, 2022 and 2021

31	Annual Report

Report of Independent Registered Public Accounting Firm - continued

Basis for Opinions

These financial statements are the responsibility of the Fidelity Investments Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Fidelity Investments Variable Life Account I based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Fidelity Investments Variable Life Account I in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2022 by correspondence with the transfer agents or custodians of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 28, 2023

We have served as the auditor of one or more of the subaccounts of Fidelity Investments Variable Life Account I since 1987.

32	Annual Report

Fidelity Variable Life, Variable Universal Life and Survivorship Universal Life are issued by Fidelity Investments Life Insurance Company

Fidelity Brokerage Services LLC, member NYSE, SIPC, and Fidelity Insurance Agency,

Inc. are the distributors.

900 Salem Street, Smithfield, RI 02917

N. LIF-ANN-0222

1.xxxxxx.xxx

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

CONSOLIDATED FINANCIAL STATEMENTS

for the years ended December 31, 2022, 2021 and 2020

Report of Independent Auditors

To the Board of Directors and Management of Fidelity Investments Life Insurance Company

Opinion

We have audited the accompanying consolidated financial statements of Fidelity Investments Life Insurance Company and its subsidiaries (the “Company”), which comprise the consolidated balance sheets as of December 31, 2022 and 2021, and the related consolidated statements of comprehensive income, of stockholder’s equity, and of cash flows for each of the three years in the period ended December 31, 2022, including the related notes (collectively referred to as the “consolidated financial statements”).

In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Consolidated Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the consolidated financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Consolidated Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•

Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

1

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 28, 2023

2

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

CONSOLIDATED BALANCE SHEETS

(in thousands, except share data)

	December 31,
	2022	2021
ASSETS
Investments:
Debt securities, available-for-sale, at fair value (amortized cost of $1,662,801 in 2022 and $1,281,021 in 2021)	$1,523,089	$1,303,126
Other investment	104	—
Policy loans	1,711	1,679

Total Investments	1,524,904	1,304,805

Cash and cash equivalents	140,067	175,057
Restricted cash and cash equivalents	34,448	34,424
Accrued investment income	16,561	10,046
Deferred policy acquisition costs	80,096	82,643
Reinsurance deposit and receivables	397,772	806,348
Other assets	15,906	18,843
Net deferred tax asset	89,350	59,502
Separate account assets	37,783,412	46,885,350

Total Assets	40,082,516	49,377,018

LIABILITIES
Future contract and policy benefits	563,233	556,693
Contract holder deposit funds	557,685	587,152
Investment trades payable, net	—	3,036
Other liabilities and accrued expenses	73,766	68,356
Income taxes payable	53,330	50,344
Payable to parent and affiliates, net	9,840	9,466
Separate account liabilities	37,783,412	46,885,350

Total Liabilities	39,041,266	48,160,397

Commitments and Contingencies (Note 12)

STOCKHOLDER’S EQUITY
Common stock, par value $10 per share - 1,000,000 shares authorized; 300,000 shares issued and outstanding	3,000	3,000
Additional paid-in capital	71,378	71,378
Accumulated other comprehensive (loss) income	(107,744)	16,281
Retained earnings	1,074,536	1,125,912

Total Fidelity Investments Life Insurance Company Stockholder’s Equity	1,041,170	1,216,571
Noncontrolling interest	80	50

Total Stockholder’s Equity	1,041,250	1,216,621
Total Liabilities and Equity	$40,082,516	$49,377,018

The accompanying notes are an integral part of the consolidated financial statements

3

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)

	For the years ended December 31,
	2022	2021	2020
REVENUES
Fees charged to contract holders	$130,159	$146,884	$123,614
Fund administration fees (1)	56,474	62,022	52,478
Net investment income	51,989	32,750	37,923
Interest on reinsurance deposit	17,296	21,099	22,318
Premiums, net	3,603	5,028	7,211
Gain on reinsurance recapture	35,431	—	—
Net realized investment (losses) gains:
Net realized investment (losses) gains on sales	(18,822)	13,113	20,588

Total net realized investment (losses) gains	(18,822)	13,113	20,588
Total Revenues	276,130	280,896	264,132

BENEFITS AND EXPENSES:
Underwriting, acquisition and insurance expenses (1)	97,180	84,370	77,140
Contract and policy benefits and expenses	89,321	39,183	33,312
Other expenses	296	12,113	4,839

Total Benefits and Expenses	186,797	135,666	115,291

Income before income taxes	89,333	145,230	148,841

Income tax expense	15,704	12,404	20,662

Net Income	73,629	132,826	128,179
Less: Net (loss) gain attributable to noncontrolling interest	5	(1,209)	(467)

Net Income Attributable to Fidelity Investments Life Insurance Company	$73,624	$134,035	$128,646

Net Income	$73,629	$132,826	$128,179

Other comprehensive (loss) income, before tax:
Net unrealized investment (losses) gains during the period	(176,234)	(47,247)	60,551
Reclassification adjustment for net realized (gains) losses included in net income	18,822	(13,113)	(20,588)
Benefit (provision) for income taxes related to items of other comprehensive (loss) income	33,387	12,885	(8,513)

Other comprehensive (loss) income, net of tax	(124,025)	(47,475)	31,450

Comprehensive (Loss) Income	(50,396)	85,351	159,629
Less: Comprehensive income (loss) attributable to noncontrolling interest	5	(1,209)	(467)

Comprehensive (Loss) Income Attributable to Fidelity Investments Life Insurance Company	$(50,401)	$86,560	$160,096

(1)	Includes affiliated company transactions (Note 9)

The accompanying notes are an integral part of the consolidated financial statements

4

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(in thousands)

For the years ended December 31, 2022, 2021, and 2020

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Noncontrolling Interest	Total Stockholder’s Equity
Balance at December 31, 2019	$3,000	$71,378	$32,306	$1,068,231	$118	$1,175,033

Comprehensive income:
Other contributions	—	—	—	—	458	458
Net income (loss)	—	—	—	128,646	(467)	128,179
Dividends paid to parent	—	—	—	(102,000)	—	(102,000)
Other comprehensive income (loss)	—	—	31,450	—	—	31,450

Balance at December 31, 2020	$3,000	$71,378	$63,756	$1,094,877	$109	$1,233,120

Comprehensive income:
Other contributions	—	—	—	—	1,150	1,150
Net income (loss)	—	—	—	134,035	(1,209)	132,826
Dividends paid to parent				(103,000)	—	(103,000)
Other comprehensive income (loss)	—	—	(47,475)	—	—	(47,475)

Balance at December 31, 2021	$3,000	$71,378	$16,281	$1,125,912	$50	$1,216,621

Comprehensive income:
Other contributions	—	—	—	—	25	25
Net income (loss)	—	—	—	73,624	5	73,629
Dividends paid to parent	—	—	—	(125,000)	—	(125,000)
Other comprehensive income (loss)	—	—	(124,025)	—	—	(124,025)

Balance at December 31, 2022	$3,000	$71,378	$(107,744)	$1,074,536	$80	$1,041,250

The accompanying notes are an integral part of the consolidated financial statements

5

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	For the years ended December 31,
	2022	2021	2020
Cash flows provided by (used for) operating activities:
Net income	$73,629	$132,826	$128,179
Adjustments to reconcile net income to cash provided by operating activities:
Gain from reinsurance recapture	(35,431)	—	—
Amortization and depreciation	5,399	2,693	4,716
Net realized investment (gains) losses on sales	18,822	(13,113)	(20,588)
Provision for deferred taxes	3,539	(7,127)	(6,092)
Equity loss from investee company	296	12,113	4,839
Changes in assets and liabilities:
Accrued investment income	(6,515)	713	151
Deferred policy acquisition costs, net of amortization	6,181	(6,313)	(2,300)
Future contract and policy benefits, net	102,408	70,619	65,061
Reinsurance deposit and receivables	40,195	50,284	59,922
(Receivable) payable to parent and affiliates, net	373	(2,665)	853
Income taxes payable	2,986	4,666	26,792
Other assets and other (liabilities), net	5,775	2,684	(1,408)

Net cash provided by (used for) operating activities	217,657	247,380	260,125

Cash flows provided by (used for) investing activities:
Purchase of debt securities	(515,910)	(403,872)	(469,948)
Proceeds from sales of debt securities	365,376	269,420	355,814
Proceeds from maturities and calls of debt securities	150,773	145,470	114,073
Investment in investee company	(1,000)	(9,988)	(4,349)
Accrued (distributions) contributions in investee company	772	(371)	223
Investment trades payable/ receivable, net	(3,036)	(4,509)	(4,089)
Additions to capitalized internal use software	—	—	(5,445)
Proceeds from sale of capitalized internal use software	—	8,021	—
Change in policy loans	(32)	(74)	(146)

Net cash provided by (used for) investing activities	(3,057)	4,097	(13,867)

Cash flows provided by (used for) financing activities:
Deposits credited to fixed annuity contracts	1,230,644	2,426,329	1,499,364
Net transfers from separate accounts	1,087,878	(643,299)	496,114
Withdrawals from variable annuity contracts	(2,350,668)	(1,905,968)	(2,104,915)
Withdrawals from fixed annuity contracts	(92,420)	(4,477)	(4,622)
Dividend paid to parent	(125,000)	(103,000)	(102,000)

Net cash used for financing activities	(249,566)	(230,415)	(216,059)

Net increase (decrease) in cash, cash equivalents, and restricted cash and cash equivalents	(34,966)	21,062	30,199
Cash, cash equivalents, and restricted cash and cash equivalents:
Beginning of year	209,481	188,419	158,220

End of year	$174,515	$209,481	$188,419

Supplemental Disclosure of cash flow for non-cash transactions Proceeds from reinsurance recapture	$406,242	$—	$—

The accompanying notes are an integral part of the consolidated financial statements

6

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

1.     ORGANIZATION AND NATURE OF OPERATIONS:

The consolidated financial statements include the accounts of Fidelity Investments Life Insurance Company (“FILI”), a Utah domiciled insurance company, and Empire Fidelity Investments Life Insurance Company (“EFILI”), FILI’s wholly-owned insurance company subsidiary operating exclusively in the State of New York (collectively, the “Company”). In addition, the accounts also include Feedstock Investments VII, LLC (“Feedstock”), a special purpose entity (“SPE”) that makes tax advantaged investments in certain refined coal transactions under Section 45 of the Internal Revenue Code (“IRC 45”). FILI is a wholly-owned subsidiary of FMR LLC.

The Company issues and services certain variable and fixed annuity contracts and variable universal life (“VUL”) policies. Amounts invested in the fixed option of the annuity contracts and VUL contracts are allocated to the general account of the Company. Amounts invested in the variable option of the annuity contracts and variable universal life policies are allocated to the Variable Annuity Account and Variable Life Account respectively which are separate accounts of the Company. The assets of the Variable Annuity Account and Variable Life Account are invested in certain portfolios of the Fidelity Variable Insurance Product Funds, the Fidelity Variable Insurance Product Funds (Investor Class), the Morgan Stanley Variable Insurance Funds, Inc., the Allspring Variable Trust Funds, the Lazard Retirement Series, Inc., Invesco Advisers Inc., the PIMCO Variable Insurance Trust Funds, the Franklin Templeton Variable Insurance Products Trust Funds and the Blackrock Variable Series Funds. Separate account assets are reported at the net asset value of such portfolios.

The Company offers a term life insurance product with level premium paying periods of ten, fifteen, and twenty years.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Basis of Presentation

The accompanying consolidated financial statements of the Company have been prepared on the basis of accounting principles generally accepted in the United States of America (“GAAP”).

The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investments

Investments in debt securities are classified as available-for-sale and are reported at fair value. Fair values for debt securities are obtained from independent pricing sources. Unrealized gains or losses on securities are reported as a component of other comprehensive income, net of income taxes. The discount or premium on debt securities, excluding loan-backed bonds and structured securities, is amortized using the effective interest method. Such amortization is included in investment income. Prepayment assumptions for loan-backed bonds and structured securities are obtained from broker-dealer survey values. Amortization of loan-backed bonds and structured securities includes anticipated prepayments over the estimated economic life of the security. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments and any resulting adjustment is included in investment income.

The Company evaluates available-for-sale investments that experience declines in fair value for impairment.

Impairment related to credit losses on available-for-sale investments is recorded in the consolidated Statements of Comprehensive Income with an offsetting allowance for credit losses, and the portion that is related to other factors is recorded as a component of other comprehensive income (“OCI”). The Company considers many factors, including the extent to which the fair value is less than amortized cost and reasons for the decline in value (e.g., general credit spreads, the

7

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

Investments (continued)

financial condition of the issuer, information from industry analyst reports and external credit ratings). If analysis of these factors results in a security needing to be impaired, the credit loss is measured as the extent amortized cost exceeds the present value of expected future cash flows. In addition to these factors, if the Company has the intent to sell an investment whose fair value is below amortized cost, or it is more likely than not that the Company will be required to sell an investment before recovery, the Company will write down the amortized cost to fair value and record an impairment in earnings.

Investment income is recognized on the accrual basis. Debt securities that are delinquent are placed on a non-accrual status, and thereafter interest income is recognized only when cash payments are received. Realized gains or losses on investments sold are determined by the specific identification method.

Cash and Cash Equivalents

The Company considers highly liquid instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash and cash equivalents comprise amounts in demand deposit accounts and money market mutual funds, and are reported at cost which approximates fair value. Money market mutual funds used to hold cash prior to reinvestment and to meet operating cash requirements were $134,303 and $171,114 at December 31, 2022, and 2021, respectively. The Company reclassifies cash overdrafts to Other liabilities and accrued expenses. Cash overdrafts were $14,796 and $14,713 at December 31, 2022, and 2021, respectively.

Other Investment

Other investment includes an investment in which the Company has the ability to influence (but not control) the financial or operating policies of the investee entity and is accounted for using the equity method of accounting. In applying the equity method, the Company uses financial information provided by the investee. The Company reports its share of the equity method investee earnings and losses in Other expenses in the consolidated statements of comprehensive income.

Separate Accounts

Separate account assets represent funds held for the exclusive benefit of variable annuity and variable life insurance contract holders and are reported at fair value based on the net asset value (“NAV”) of the underlying mutual fund portfolios. Since the contract holders receive the full benefit and bear the full risk of the separate account investments, the income and realized and unrealized gains and losses from such investments are offset by an increase or decrease in the amount of liabilities related to the separate account.

Revenue Recognition

Fees charged to contract holders include mortality and expense risk, administrative charges for variable annuity and life contract holders, and the cost of providing insurance protection for variable life contract holders. Fund administration fees represent administrative fees charged to investment managers and recordkeeping fees earned by the Company for administering a third party insurance product. Fees charged to contract holders and fund administration fees are recognized ratably throughout the year as a percentage of the related separate account assets. Premiums for term life insurance products are recognized as revenues over the premium-paying period. Interest accretion on the reinsurance deposit related to the fixed income annuity product and the fixed portion of the variable income annuity product is recognized over the remaining term of the underlying contracts.

8

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

Future Contract and Policy Benefits

Future contract and policy benefits include the guaranteed minimum death benefit (“GMDB”) and the guaranteed minimum withdrawal benefit features (“GMWB”) (see Note 3 – Guaranteed Benefits) on certain variable annuity products, the majority of the 100% fixed life contingent fixed income annuity product and life products. Such liabilities are established in amounts sufficient to meet the estimated future obligations of policies in force, taking into consideration the future premiums and assessments. Future contract and policy benefit liabilities are computed using certain assumptions including mortality, lapse, investment performance and expense based on the Company’s experience, industry results, emerging trends and future expectations. With the exception of the GMDB and GMWB features, assumptions are locked in at the time of issuance and are not changed unless there are adverse changes in experience or assumptions which may require the Company to provide for expected future losses by establishing premium deficiency reserves.

The Company evaluates future contract and policy benefit liabilities annually to determine if a premium deficiency exists. If the future contract and policy benefit liabilities plus the present value of future gross premiums are insufficient to provide for the current present value of future contract and policy benefits then a charge to earnings is recorded against unamortized deferred policy acquisition costs and, if necessary, a premium deficiency reserve is established. Premium deficiency for certain products is adjusted for the impact of unrealized gains and losses on investments as if the gains and losses have been realized with a corresponding credit or charge to accumulated other comprehensive income, net of income taxes.

Contract Holder Deposit Funds

Contract holder deposit funds consist of annuity deposits received from customers for the fixed portion of the variable deferred annuity product, for the fixed income annuity product with no life contingencies and for the fixed portion of life contingent income annuity products not included in Future Contract and Policy Benefits. Liabilities are established in amounts sufficient to meet the estimated future obligations of policies in force and represent accumulated account deposits plus interest credited, less contract holder withdrawals and other charges assessed against the account balance.

Reinsurance Deposit and Receivables

The Company reinsures a substantial portion of its life insurance and annuity product risks with other companies. As a result, when the Company records liabilities that are subject to reinsurance, reinsurance deposits and receivables are recorded. The Company remains contingently liable for claims reinsured in the event the reinsurer is unable to meet its obligations. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. The largest reinsurance counterparty exposure is partially held in collateral accounts which offers the Company additional protection and reduces the risk of loss to the Company that could result from failure of a reinsurer. The Company is subject to concentration of risk with respect to these reinsurance agreements.

Reinsurance deposits and receivables are recorded net of the allowance for credit losses. The allowance for credit losses represents management’s estimate of credit losses and considers the quality of the reinsurance counterparty using probability-of-default (“PD”) / loss-given-default (“LGD”) models. The PD estimate is determined based on similarly rated companies and the LGD estimate is based on management’s estimate assigned to each reinsurer. The estimate represents the expected economic loss of a reinsurer’s default. There are two primary factors which affect LGD, (i) the presence and amount of collateral backing the reinsurance counterparty credit, and (ii) whether the reinsurer is also a direct writer of insurance. Overall, the allowance for credit losses are affected by changes in the underlying reinsurance reserve credit which can fluctuate with market returns, policy persistency and policyholder mortality. The allowance for credit losses may vary due to (i) updates in assumed probabilities of default, (ii) the value of any collateral, (iii) changes in financial strength ratings of the reinsurance counterparty by various statistical rating agencies and (iv) other risk factors. Changes in the allowance for credit losses are recorded in the provision for credit losses in the Company’s consolidated statements of comprehensive income.

9

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

Deferred Policy Acquisition Costs

Costs that vary with and are primarily associated with acquiring new and renewal business are deferred. The costs consist principally of first-year commissions paid to Fidelity Insurance Agency, Inc. in accordance with contractual agreements as described in Note 9 – Affiliated Company Transactions, and certain expenses for traditional life policy issuance and underwriting. These deferred policy acquisition costs (“DAC”) are amortized over the lifetime of the policy, generally estimated as the level term period for the term insurance product and either a 30-year or 50-year period for the variable deferred and immediate annuity products in proportion to expected gross profits.

The amortization process requires the use of various assumptions, estimates and judgments about the future. The primary assumptions are expenses, investment performance, mortality, and contract cancellations (i.e., lapses, withdrawals, internal replacements and surrenders). These assumptions are reviewed on a regular basis and are generally based on the Company’s past experience, industry studies, and judgments about the future. Finally, analyses are performed periodically to assess whether there are sufficient gross profits to amortize the remaining DAC balances. See Note 10 – Underwriting, Acquisition and Insurance Expenses for additional information regarding amortization of deferred policy acquisition costs.

A significant assumption for the projection of estimated gross profits is the investment return on separate account fund balances. The Company assumes a long-term return of 7.0% before fund expenses and other charges. The Company also applies a “Reversion to the Mean” assumption in setting the projected return for the next seven years. The projected return over the next seven years is developed such that the combination of actual and projected returns equals the long term return, and the long term return is projected for the eighth year and beyond. The Company limits the projected return to no greater than 11.5% (before fund expenses and other charges) and no less than approximately 5% (before fund expenses and other charges).

GAAP provides guidance for DAC on internal replacements of insurance and investment contracts. An internal replacement is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Modifications that result in a permanent contract that is substantially changed from the replaced contract is accounted for as an extinguishment of the replaced contract. DAC, unearned revenue liabilities and deferred sales inducements from contracts materially changed or replaced are written-off in the period changed or replaced. Modifications that result in a contract that is substantially unchanged from the replaced contract are accounted for as a continuation of the replaced contract.

The Company defines an internal replacement as a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract, by amendment, endorsement or rider to the contract. Contract modifications resulting in a replacement contract that is substantially changed from the replaced contract is accounted for as an extinguishment of the replaced contract and any unamortized deferred acquisition costs are written off. There were no changes to the Company’s definition of internal replacements or changes in product benefits, features, rights or coverage during 2022, 2021, or 2020.

DAC for certain products is adjusted for the impact of unrealized gains and losses on investments as if the gains and losses have been realized with a corresponding credit or charge to accumulated other comprehensive income, net of income taxes.

Property and Equipment

Property, equipment, and computer software are stated at cost less accumulated depreciation or amortization. Software includes certain costs incurred for purchasing and developing software for internal use. Depreciation or amortization is provided using the straight-line method over the estimated useful lives of the asset, generally three years.

10

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

Property and Equipment (continued)

Effective January 2021, the Company sold certain capitalized software assets at their carrying value of $8,021 to Fidelity Technology Group, LLC (“FTG”), an affiliate which is wholly-owned by FMR LLC.

Income Taxes

The Company files a consolidated federal income tax return with its subsidiary, EFILI. Under a tax sharing agreement, each company is charged or credited its share of taxes as determined on a separate company basis. Tax benefits are credited with respect to taxable losses to the extent such losses are utilized by the consolidated group. Intercompany tax balances are settled within 30 days of the actual tax payment.

The asset and liability method is used in accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax basis of assets and liabilities and are measured using the current enacted tax rates.

The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance if necessary to reduce the deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers available positive and negative evidence including nature and tax characteristic of taxable temporary differences and the timing of their reversal, projected future taxable income, tax planning strategies, and results of recent operations. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The Company adjusts the valuation allowance if there is a change in management’s assessment of the amount of the deferred tax assets that are more likely than not to be realized.

The Company recognizes the benefit of uncertain tax positions only when the position is more-likely-than-not to be sustained upon review by taxing authorities.

Recent Adoption of Accounting Pronouncements

The Financial Accounting Standards Board (“FASB”) issued new guidance that replaces the current incurred loss impairment model for financial instruments reported at amortized cost with a methodology that reflects current expected credit losses (“CECL”). The new guidance requires consideration of a broader range of information such as historical events, current conditions, and reasonable and supportable forecasts to reflect lifetime expected credit loss estimates. The guidance also modifies OTTI guidance for available-for-sale debt securities requiring the recording of an allowance for credit losses instead of a direct reduction to carrying value and to remove the duration of a decline in fair value as a factor in determining a credit impairment. The Company adopted this guidance effective January 1, 2020 which did not have a material impact on the consolidated financial statements.

The FASB issued new guidance which simplifies subsequent measurement of goodwill by eliminating step 2 of the goodwill impairment test which measures the impairment by comparing the implied fair value of goodwill with the carrying amount of goodwill. Under the new guidance, an entity should perform its goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount and recognize an impairment charge for the amount by which the carrying amount exceeds the reporting unit’s fair value; provided that the impairment charge does not exceed the goodwill allocated to that reporting unit. The Company adopted this guidance effective January 1, 2020 which did not have an impact on the consolidated financial statements.

11

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

Future Adoption of Accounting Pronouncements

The FASB issued new guidance for insurance companies that issue long-duration insurance and annuity contracts. The guidance makes several changes including amendments to the assumptions used to measure liabilities for future policy benefits, measurement of market-based risk benefits, amortization of deferred acquisition costs and additional disclosures. The guidance will be effective for the Company in the year beginning January 1, 2025 and early adoption is permitted. The Company is currently evaluating the impact this guidance will have on the consolidated financial statements.

3.     GUARANTEED BENEFITS:

The Company establishes a liability for death or withdrawal benefit guarantees contained in variable annuity contracts.

Guaranteed Minimum Death Benefits (GMDB)

The Company has certain variable annuity contracts with a GMDB feature. The GMDB feature provides annuity contract holders with a default guarantee that the benefit received at death will be no less than a prescribed minimum amount. Upon death of the annuitant prior to age 85, the death benefit is the greater of the contract value and total premiums, adjusted for withdrawals. For an additional charge, the death benefit is the greater of the default guaranteed death benefit and the highest contract value as of any prior anniversary, prior to age 80, adjusted for any additional payments or withdrawals. The optional rider is no longer offered to new customers, effective January 1, 2003. If the GMDB is higher than the current account value at the time of death, the Company incurs a cost equal to the difference. The Company’s current variable annuity contract does not offer a GMDB feature.

The following summarizes the liability for GMDB contracts reflected in the general account:

	Years Ended December 31,
	2022	2021
Beginning Balance	$33	$1,346
Change in benefit ratio estimate	(20)	(1,181)
Interest on reserve	1	11
Claims paid	(45)	(386)
Accrual of benefit ratio	124	243

Ending Balance	$93	$33

The reinsurance recoverables associated with the GMDB were $92 and $30 at December 31, 2022 and 2021, respectively.

The following information relates to the reserving methodology and assumptions for developing the GMDB policy benefit liability.

•	The projection model uses 100 pairs of stochastically generated market return scenarios for equity and bond returns.

•	The projection period is 30 years from issue.

•	The mean investment performance assumptions, prior to the consideration of mortality and expense fees, vary from 2.3% to 11.5% depending on the underlying fund type.

12

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

3.     GUARANTEED BENEFITS (CONTINUED):

Guaranteed Minimum Death Benefits (GMDB) (continued)

•	The projection model employs a mean reversion adjustment that is based on historical performance from 1997 to the present and the long-term rate assumption.

•	The volatility assumption is 20% for equity funds; 9% for bond funds; and 0% for money market funds.

•	The mortality assumption is 80% of the 2012 IAM Basic Mortality Table with Scale G2.

•	The base lapse rate assumption varies from 3.8% to 6.5%, depending on policy duration. The partial withdrawal assumption is 1.8% for all policy durations.

•	The annual lapse rate for anticipated internal replacements is 1.1%.

•	The discount rate is 6.83%.

The table below represents the account value, net amount at risk and average attained age of underlying contract holders for GMDB as of December 31, 2022 and 2021. The net amount at risk is the death benefit coverage in force or the amount that the Company would have to pay if all contract holders had died as of the specified date, and represents the excess of the guaranteed benefit over the fair value of the underlying investments.

	Years Ended December 31,
(in thousands, except for contract holder data)	2022	2021

Net deposits paid
Account value	$4,348,786	$5,772,282
Net amount at risk	$60,324	$58,617
Average attained age of contract holders	70	70

Ratchet (highest historical account value at specified anniversary dates)
Account value	$202,049	$272,807
Net amount at risk	$27,900	$6,212
Average attained age of contract holders	74	73

Guaranteed Minimum Withdrawal Benefits (GMWB)

The Company issued a variable annuity contract with a GMWB feature. The GMWB feature provides annuity contract holders with withdrawal payments that are guaranteed for life. The withdrawal feature allows for guaranteed withdrawals beginning with age 59 1⁄2 for the life of the contract holder based on a preset withdrawal percentage of the guaranteed withdrawal benefit (“GWB”) value as defined in the contract. The contract holder is eligible to take the withdrawal benefit each year until there is no longer any living annuitant. The GWB value is initially set equal to the purchase payment and is ratcheted up to the contract value on each anniversary until the oldest annuitant’s 85th birthday. The GWB value is reduced by (i) withdrawals if the youngest annuitant is under age 59 1⁄2 or (ii) withdrawals in excess of the GWB amount if the youngest annuitant has reached age 59 1⁄2.

13

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

3.     GUARANTEED BENEFITS (CONTINUED):

Guaranteed Minimum Withdrawal Benefits (GMWB) (continued)

The following summarizes the liability for GMWB contracts reflected in the general account:

	Years Ended December 31,
	2022	2021

Beginning Balance	$10,337	$5,757
Change in benefit ratio estimate	(197)	3,601
Interest on reserve	523	487
Accrual of benefit ratio	404	492

Ending Balance	$11,067	$10,337

For contracts issued prior to January 1, 2009, the Company has reinsurance coverage for 100% of its GMWB provisions. Effective January 1, 2009, the Company entered into a reinsurance agreement to reinsure 90% of GMWB product sales during the first quarter of 2009. Effective March 31, 2009, the GMWB was no longer offered.

The reinsurance recoverables associated with the GMWB were $10,758 and $9,997 at December 31, 2022, and 2021, respectively.

The following information relates to the reserve methodology and assumptions for developing the GMWB policy benefit liability:

•	The projection model uses 100 pairs of stochastically generated market return scenarios for equity and bond returns.

•	The projection period is 50 years from issue.

•	The mean investment return assumptions for the stochastic scenarios, before fund expenses and other charges, vary from 2.3% to 11.5% depending on the underlying fund type.

•	The projection model employs a mean reversion adjustment that is based on historical performance from 1997 to the present and the long-term rate assumption.

•	The volatility assumption is 20% for equity funds; 9% for bond funds; and 0% for money market funds.

•	Separate benefit ratios were calculated for single life and joint life policies.

•	For contract holders not yet taking withdrawals, the GMWB withdrawal waiting period is defined as the later of 16 1⁄2 years from issue and age 59 1⁄2.

•	The mortality assumption is 80% of the 2012 IAM Basic Mortality Table with projection scale G2.

•	The lapse rate assumption is 5.0%, with dynamic lapse reduction for contracts in the money.

•	The discount rate is 6.425%, adjusted for maintenance and expense charges.

14

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

3.     GUARANTEED BENEFITS (CONTINUED):

Guaranteed Minimum Withdrawal Benefits (GMWB) (continued)

The table below displays the account value and guaranteed withdrawal values at December 31, 2022, and 2021:

	Years Ended December 31,
	2022	2021

Account value	$1,324,932	$1,815,107
GWB value	$1,640,204	$1,736,124
Average attained age of contract holders	79	78

4.     INVESTMENTS:

The components of net investment income were as follows:

	Years Ended December 31,
	2022	2021	2020

Debt securities	$53,067	$36,071	$40,564
Cash and cash equivalents	2,105	14	601
Other income	263	219	215

Total investment income	55,435	36,304	41,380
Less: investment expenses	3,446	3,554	3,457

Net investment income	$51,989	$32,750	$37,923

Gross realized gains and losses from sales of debt securities were as follows:

	Years Ended December 31,
	2022	2021	2020
Debt securities:

Gross realized gains	$1,031	$14,052	$24,024
Gross realized losses	(19,853)	(939)	(3,436)

Total realized investment gains (losses)	(18,822)	$13,113	$20,588

There were no realized investment losses as a result of impairments in 2022, 2021 or 2020. There were no debt securities that were non-income producing for 2022, 2021 or 2020, respectively. There was no interest foregone by non-income producing securities for 2022, 2021, and 2020, respectively.

15

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

4.     INVESTMENTS (CONTINUED):

Net unrealized investment gains (losses) on debt securities carried at fair value and the related impact on DAC, premium deficiency reserves, and deferred income taxes as of December 31 were as follows:

	December 31,
	2022	2021

Debt securities	$(139,712)	$22,105
DAC, Premium deficiency reserves	2,949	(1,455)
Deferred income tax benefit (expense)	29,019	(4,369)

	$(107,744)	$16,281

Debt securities, without an allowance for credit losses, that have been in a continuous unrealized loss position as of December 31, 2022 were as follows:

	2022
	Less than twelve months			Twelve months or more			Total
	Estimated Fair Value	Gross Unrealized Losses	Number of Securities	Estimated Fair Value	Gross Unrealized Losses	Number of Securities	Estimated Fair Value	Gross Unrealized Losses	Number of Securities
					(in thousands)
Investment grade debt securities:
U.S. Treasury securities	$166,477	$(8,439)	13	$90,333	$(12,360)	6	$256,810	$(20,799)	19
States and political subdivisions	7,247	(416)	5	216	(84)	1	7,463	(500)	6
Corporate debt securities	781,041	(46,317)	420	350,417	(63,410)	247	1,131,458	(109,727)	667
Mortgage and asset-backed securities	15,255	(875)	9	516	(71)	3	15,771	(946)	12

Total	$970,020	$(56,047)	447	$441,482	$(75,925)	257	$1,411,502	$(131,972)	704

Below Investment grade debt securities:
U.S. Treasury securities	$—	$—	—	$—	$—	—	$—	$—	—
States and political subdivisions	—	—	—	—	—	—	—	—	—
Corporate debt securities	26,914	(2,390)	129	35,691	(6,848)	196	62,605	(9,238)	325
Mortgage and asset-backed securities	—	—	—	—	—	—	—	—	—

Total	$26,914	$(2,390)	129	$35,691	$(6,848)	196	$62,605	$(9,238)	325

16

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

4.     INVESTMENTS (CONTINUED):

The Company believes that declines in the fair value of the securities above were not indicative of credit impairment as of December 31, 2022. The Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost basis. The majority of the securities are investment grade debt securities with average fair values of 91% of amortized cost at December 31, 2022. Investments in below investment grade securities have an average fair value of 85% of amortized cost as of December 31, 2022.

Debt securities that have been in a continuous unrealized loss position as of December 31, 2021, were as follows:

	2021
	Less than twelve months			Twelve months or more			Total
	Estimated Fair Value	Gross Unrealized Losses	Number of Securities	Estimated Fair Value	Gross Unrealized Losses	Number of Securities	Estimated Fair Value	Gross Unrealized Losses	Number of Securities
					(in thousands)
Investment grade debt securities:
U.S. Treasury securities	$37,992	$(487)	5	$72,458	$(3,293)	4	$110,450	$(3,780)	9
State and political subdivisions	—	—	—	—	—	—	—	—	—
Corporate debt securities	$278,918	$(4,997)	148	$36,804	$(1,748)	22	315,722	(6,745)	170
Mortgage and asset-backed securities	1,107	(10)	3	93	—	1	1,200	(10)	4

Total	$318,017	$(5,494)	156	$109,355	$(5,041)	27	$427,372	$(10,535)	183

Below Investment grade debt securities:
U.S. Treasury securities	$—	$—	—	$—	$—	—	$—	$—	—
State and political subdivisions	—	—	—	—	—	—	—	—	—
Corporate debt securities	17,664	(293)	85	5,833	(217)	23	23,497	(510)	108
Mortgage and asset-backed securities	—	—	—	—	—	—	—	—	—

Total	$17,664	$(293)	85	$5,833	$(217)	23	$23,497	$(510)	108

The Company believes that declines in the fair value of the securities above were not indicative of credit impairment as of December 31, 2021. The Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.The majority of the securities are investment grade debt securities with average fair values of 98% of amortized cost at December 31, 2021. Investments in below investment grade securities have an average fair value 98% of amortized cost as of December 31, 2021.

The allowance for credit losses at adoption was zero and there were no additions, write-offs, and recoveries during 2022 or 2021. The allowance for credit losses was zero as of December 31, 2022 and 2021, respectively.

17

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

4.     INVESTMENTS (CONTINUED):

The amortized cost and fair value of debt securities by type of issuer as of December 31, 2022, were as follows:

	December 31, 2022
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Gross Unrealized Losses - Allowance	Estimated Fair Value
Debt securities:
U.S. Treasury securities	$291,012	$136	$(20,799)	$—	$270,349
States and political subdivisions	7,963	—	(500)	—	7,463
Corporate and other debt securities	1,347,109	1,362	(118,965)	—	1,229,506
Mortgage and asset-backed securities	16,717	—	(946)	—	15,771

Total debt securities	$1,662,801	$1,498	$(141,210)	$—	$1,523,089

The amortized cost and fair value of debt securities by type of issuer as of December 31, 2021, were as follows:

	December 31, 2021
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Gross Unrealized Losses - Allowance	Estimated Fair Value
Debt securities:
U.S. Treasury securities	$179,881	$1,560	$(3,780)	—	$177,661
States and political subdivisions	1,335	105	—	—	$1,440
Corporate and other debt securities	1,095,431	31,451	(7,255)	—	$1,119,627
Mortgage and asset-backed securities	4,374	34	(10)	—	4,398

Total debt securities	$1,281,021	$33,150	$(11,045)	—	$1,303,126

During 2022 and 2021, there was no credit-related impairment.

Proceeds from sales of available-for-sale investments (excluding proceeds from calls and maturities) were $365,376, $269,420 and $355,814 in 2022, 2021 and 2020, respectively.

The amortized cost and fair value of debt securities at December 31, 2022, by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2022
	Amortized Cost	Estimated Fair Value

Due in 1 year or less	$108,950	$107,152
Due after 1 year through 5 years	718,707	668,072
Due after 5 years through 10 years	588,040	522,115
Due after 10 years	230,387	209,979
Mortgage and asset-backed securities	16,717	15,771

	$1,662,801	$1,523,089

18

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

4.     INVESTMENTS (CONTINUED):

At December 31, 2022, and 2021, there were no contractual investment commitments. There were no significant concentrations of debt securities by issuer or by industry, other than U.S. Treasury securities.

At December 31, 2022, the amortized cost and fair value of securities on deposit with various state and governmental authorities was $2,794 and $2,694 respectively. At December 31, 2021, the amortized cost and fair value of securities on deposit with various state and governmental authorities was $2,793 and $2,872 respectively.

5.    VARIABLE INTEREST ENTITIES:

Effective April 1, 2014, FMR LLC contributed a 100% wholly owned subsidiary, Feedstock, to the Company at its carrying value of $1,796. Feedstock makes tax advantaged investments in certain refined coal transactions under Section 45 of the Internal Revenue Code. IRC 45 provides a tax credit for the production of certain refined energy resources at a qualified facility during a ten year period beginning on the date the facility was originally placed in service and the refined energy is sold to an unrelated party.

Feedstock entered into certain operating agreements to provide operational funding of a qualified energy facility through 2021. Feedstock is required to provide 90% of these operational fundings to LRC Holdings LLC (“LRCH”) through a membership interest agreement. LRCH ultimately funds the qualified facility through a 60% membership interest agreement. These funding obligations are tied to the production of the qualified energy resource and eligibility to receive the expected tax credit pursuant to the operating agreements. The Company is expected to make funding payments on behalf of Feedstock and receive the benefits of the tax credits generated. The Company provided cash funding payments of $1,000, $9,988 and $4,349, respectively for the years ended December 31, 2022, 2021, and 2020 respectively.

FMR LLC provides certain guarantees of Feedstock to third parties which are contingent upon Feedstock’s eligibility to receive the expected tax credits. FMR LLC continues to provide such guarantees subsequent to its contribution of Feedstock to the Company.

Feedstock and LRCH are deemed to be variable interest entities (“VIEs”). A VIE is an entity that either (i) has equity investors that lack controlling financial interest or (ii) does not have sufficient equity to finance its own activities without financial support provided by another entity. If the Company determines that it is the VIE’s “primary beneficiary,” it consolidates the VIE. The primary beneficiary has the power to direct the activities of a VIE that most significantly impact its economic performance and either the obligation to absorb the losses of the entity or the right to receive the benefits from the entity that could be potentially significant to the VIE.

The Company determined that its interest in Feedstock and in turn Feedstock’s 90% membership interest in LRCH qualifies as a variable interest, and that Feedstock and LRCH are both VIEs. The Company has determined that it is the primary beneficiary as it has both the power to direct the activities of the VIE that most significantly impact the entity’s economic performance and the obligation to absorb losses or receive benefits of the entity that could potentially be significant to the VIE as a result of the operational funding provided and the return in the form of income tax credits. Accordingly, the Company consolidates Feedstock and LRCH. The consolidated balances include restricted cash and cash equivalents of $34,448 and $34,424 as of December 31, 2022, and 2021, respectively. These balances are restricted for withdrawal or use under the terms of certain contractual agreements and are recorded as restricted cash and cash equivalents in the Consolidated Balance Sheets.

19

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

5.    VARIABLE INTEREST ENTITIES (CONTINUED):

The following is the incremental impact of consolidating LRCH in the Company’s consolidated financial statements at December 31, 2022, and 2021 and for the years ended December 31, 2022, 2021, and 2020:

	December 31,
	2022	2021
Total Assets	$3,474	$3,572
Total Liabilities	3,394	3,522

Noncontrolling equity interest	$80	$50

	Years Ended December 31,
	2022	2021	2020
Total Revenues	$25	$35	$178
Total Expenses	(20)	(1,244)	(645)

Net loss before income taxes	5	(1,209)	(467)
Income tax expense	—	—	—

Net Income (Loss)	5	(1,209)	(467)
Less: Net loss attributable to noncontrolling interest	5	(1,209)	(467)

Net Income Attributable to Fidelity Investments Life Insurance Company	$—	$—	$—

Noncontrolling interest represents ownership interests in LRCH that is not attributable to the Company.

6.    FAIR VALUE MEASUREMENTS:

The Company categorizes the financial assets and liabilities carried at fair value in its balance sheets based upon a three-level valuation hierarchy. The Company carries the following financial instruments at fair value in the Company’s financial statements: debt securities, cash equivalents such as money market funds, and separate account assets. The hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable valuation inputs (Level 3). If the inputs used to measure a financial asset or liability cross different levels of the hierarchy, categorization is based on the lowest level input that is significant to the fair value measurement. Management’s assessment of the significance of a particular input to the overall fair value measurement of a financial asset or liability requires judgment, and considers factors specific to the asset or liability. The three levels are described below:

•	Level 1 – Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets and liabilities in an active market.

•

Level 2 – Financial assets and liabilities whose values are based on quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

•

Level 3 – Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable in the market and significant to the overall fair value measurement. These inputs reflect management’s judgment about the assumptions that a market participant would use in pricing the asset or liability and are based on the best available information, some of which is internally developed.

20

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

6.    FAIR VALUE MEASUREMENTS (CONTINUED):

The Company’s available-for-sale debt securities generally use Level 2 inputs for the determination of fair value. These fair values are obtained primarily from industry-standard pricing methodologies based on market observable information. The fair value of U.S. Treasury debt securities is based on quoted prices in active markets that are readily and regularly obtainable and are reflected in Level 1. While the Company obtains values for the debt securities it holds from independent pricing services, it is ultimately management’s responsibility to determine whether the value obtained and recorded to the financial statements are representative of fair value.

Cash equivalents are reported at fair value on a recurring basis and include money market instruments. Fair values of these cash equivalents may be determined using public quotations which are reflected in Level 1.

Separate account assets are invested in mutual funds whose value is based on the underlying net asset value of these funds. Open ended mutual funds in the Separate Account produce a daily NAV that is validated with a sufficient level of observable activity to support classification of the fair value measurement as Level 1.

The following fair value hierarchy table presents information about the Company’s assets measured at fair value on a recurring basis as of:

	December 31, 2022
	Quoted Market Prices in Active Markets (Level 1)	Pricing Methods with Significant Observable Market Inputs (Level 2)	Pricing Methods with Significant Unobservable Market Inputs (Level 3)	Total Estimated Fair Value
Assets:
Available-for-sale debt securities:
U.S. Treasury securities	$270,349	$—	$—	$270,349
States and political subdivisions	—	7,463	—	7,463
Corporate and other debt securities	—	1,229,506	—	1,229,506
Mortgage and asset-backed securities	—	15,771	—	15,771

Total available-for-sale debt securities	270,349	1,252,740	—	1,523,089
Cash equivalents	134,303	—	—	134,303

Subtotal excluding separate account assets	404,652	1,252,740	—	1,657,392
Separate account assets	37,783,412	—	—	37,783,412

Total	$38,188,064	$1,252,740	$—	$39,440,804

21

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

6.    FAIR VALUE MEASUREMENTS (CONTINUED):

	December 31, 2021
	Quoted Market Prices in Active Markets (Level 1)	Pricing Methods with Significant Observable Market Inputs (Level 2)	Pricing Methods with Significant Unobservable Market Inputs (Level 3)	Total Estimated Fair Value
Assets:
Available-for-sale debt securities:
U.S. Treasury securities	$177,661	$—	$—	$177,661
States and political subdivisions	—	1,440	—	1,440
Corporate and other debt securities	—	1,119,627	—	1,119,627
Mortgage and asset-backed securities	—	4,398	—	4,398

Total available-for-sale debt securities	177,661	1,125,465	—	1,303,126
Cash equivalents	171,114	—	—	171,114

Subtotal excluding separate account assets	348,775	1,125,465	—	1,474,240
Separate account assets	46,885,350	—	—	46,885,350

Total	$47,234,125	$1,125,465	$—	$48,359,590

Financial Instruments Not Carried at Fair Value

There were no Level 3 assets held by the Company during 2022 or 2021. There were no transfers into or out of Level 3 during 2022 or 2021.

Certain financial instruments are not required to be measured at fair value in the financial statements but are disclosed if it is practicable to estimate such values.

The following include disclosures for other financial instruments not carried at fair value and not included in the above discussion:

	December 31, 2022		December 31, 2021
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
Financial Assets:
Other investment	$104	$104	$—	$—
Policy loans	1,711	1,711	1,679	1,679
Reinsurance deposit and receivables	397,772	391,130	806,348	869,040

Total	$399,587	$392,945	$808,027	$870,719

Financial Liabilities:
Contract holder deposit funds	$557,685	$550,246	$587,152	$652,985

22

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

6.    FAIR VALUE MEASUREMENTS (CONTINUED):

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Other Investment

Fair value for the other investment is based on the Company’s share of the investee based on the underlying financial statements of the investee.

Policy Loans

Policy loans are carried at outstanding principal balances, not in excess of policy cash surrender value. These loans are an integral part of the insurance products and have no maturity dates. Consequently, the outstanding principal balance is considered to be a reasonable estimate of the fair value of policy loans.

Reinsurance Deposit and Receivables

Fair values for certain of the Company’s reinsurance deposits for the fixed portion of the variable annuities contracts in payout and the fixed immediate annuity contracts are estimated using discounted cash flow calculations based on expected current offering interest rates versus contract rates.

Contract Holder Deposit Funds

Fair value for the Company’s contract holder deposit fund liabilities for the fixed portion of the variable annuity contracts in payout and the fixed immediate annuity contracts are estimated using discounted cash flow calculations based on expected current offering interest and mortality rates versus contract rates.

The fixed portion of variable deferred annuity products is carried at account value and can be withdrawn without prior notice pursuant to the terms of the annuity contract. The fixed portion of variable deferred annuity products is an integral part of the contract, and consequently the account value is considered to be a reasonable estimate of the fair value of the contract.

7.    INCOME TAXES:

The components of the provision for income taxes attributable to operations were as follows:

	Years Ended December 31,
	2022	2021	2020
Current:
Federal	$11,858	$19,128	$26,366
State	307	403	388

	$12,165	$19,531	$26,754

Deferred:
Federal	$3,749	$(7,180)	$(5,982)
State	(210)	53	(110)

	$3,539	$(7,127)	$(6,092)

Income tax expense	$15,704	$12,404	$20,662

23

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

7.    INCOME TAXES (CONTINUED):

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Life insurance corporations in New York remain subject to a franchise tax. However, for tax years beginning on or after January 1, 2003, in no event may the franchise tax on life insurance corporations, computed prior to the application of tax credits, be less than 1.5% of premiums or more than 2.0% of premiums. Accordingly, state deferred taxes are no longer recorded for EFILI, as EFILI believes that the reversal of temporary differences will have no impact on the state income tax that EFILI will pay in the future. State deferred taxes are recorded for FILI for the impact of its reversing temporary differences on its future state income tax liability.

Significant components of the Company’s net deferred tax asset were as follows:

	December 31,
	2022	2021
Deferred income tax assets (liabilities):
Deferred policy acquisition costs	$23,880	$23,266
Contract holder reserves	34,234	41,421
Contract holder reserves - Tax Cuts and Jobs Act (“TCJA”) Transition Adjustment	(4,414)	(5,884)
Unrealized gains on available-for-sale securities	29,718	(4,682)
Deferred revenue	2,121	2,733
Deferred compensation and retirement benefit plans	1,647	985
Other, net	2,164	1,663

Net deferred tax asset before valuation allowance	89,350	59,502

Valuation allowance	—	—

Net deferred tax asset after valuation allowance	$89,350	$59,502

A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision for income taxes is as follows:

	Years Ended December 31,
	2022	2021	2020
Tax provision at U.S. Federal statutory rate	$18,759	$30,499	$31,257
Unrecognized tax benefits	3,901	8,727	4,715
Provision to return adjustment	2,174	2,350	6,031
Dividends received deduction	(9,028)	(19,358)	(17,538)
IRC 45 tax credit	(217)	(10,451)	(4,156)
Other, net	115	637	353

Income tax expense	$15,704	$12,404	$20,662

The Company paid (recovered) net federal and state income taxes of $9,180, $14,865, and ($38) in 2022, 2021, and 2020, respectively.

Currently, the Company only files income tax returns in the United States. The Company is not currently under examinations and is no longer subject to U.S. federal or state tax examinations for years before 2019. The Company is not currently under examination for the income tax filings in any other jurisdictions.

On March 27, 2020, the Coronavirus Aid, Relief, and Economics Security Act (the “CARES Act”) was enacted into law. One provision of the CARES Act amends the Tax Act of 2017 and allows companies with net operating losses (“NOLs”)

24

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

7.    INCOME TAXES (CONTINUED):

originating in 2018, 2019 or 2020 to carry back those losses for five years. In addition, the CARES Act permits corporate taxpayers to elect to accelerate the refund schedule for any remaining AMT credits that otherwise would become incrementally refundable from 2018 through 2021. The CARES Act permits claiming the refund in full in either 2018 or 2019. Enactment of the CARES Act did not have a financial impact on the Company’s consolidated financial statements.

The Inflation Reduction Act of 2022 (“IRA”) was enacted by the U.S. Government on August 16, 2022 and includes a new corporate alternative minimum tax (“CAMT”) effective January 1, 2023. The CAMT will apply to corporations based on their affiliated group basis and requires computing the U.S. federal income tax liability under the regular corporate tax system and the CAMT. The Company has not determined as of the reporting date if it will be liable for CAMT in 2023.

The effects of tax legislation are recognized in the period of enactment. In addition, companies are required to consider the impact of the new tax law on the realizability of deferred tax assets. The 2022 financial statements do not include an estimate of the impact of the CAMT because a reasonable estimate cannot be made.

In 2017, an affiliate received notification from the Internal Revenue Service (“IRS”) that challenged its eligibility to claim certain tax credits under Internal Revenue Code Section 45, and certain operating losses, for tax years 2011 and 2012. As a result, the Company’s unrecognized tax benefits as of December 31, 2021 was $57,498 (including $8,693 of interest expense). The Company classifies all interest and penalties as income tax expense.

8.    STOCKHOLDER’S EQUITY AND DIVIDEND RESTRICTIONS:

Generally, the net assets of the Company available for payment as dividends to FMR LLC are limited to the excess of FILI’s net assets, as determined in accordance with statutory accounting practices, over minimum statutory capital requirements; however, payments of such amounts as dividends may be subject to approval by regulatory authorities. Under the Insurance Code of the State of Utah for FILI and New York State Insurance Laws for EFILI, dividends to shareholders are limited to the lesser of the Company’s net gain from operations for the year ended on the preceding December 31, or 10% of the Company’s surplus held for policyholders as of the preceding December 31. The Company paid cash dividends to FMR LLC of $125,000, $103,000, and $102,000 in 2022, 2021 and 2020, respectively.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the applicable state insurance department which vary with GAAP in certain respects. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners, as well as state laws, regulations and general administrative rules. The principal differences with GAAP are that statutory financial statements do not reflect DAC, recognition of deferred income tax assets are limited, bonds are generally carried at amortized cost, insurance liabilities are presented net of reinsurance assets, a wholly-owned insurance subsidiary is reported at statutory equity and future policy benefit liabilities are estimated using different actuarial assumptions. The Company does not rely on the use of any permitted statutory accounting practices.

25

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

8.    STOCKHOLDER’S EQUITY AND DIVIDEND RESTRICTIONS (CONTINUED):

Net income and capital and surplus as determined in accordance with statutory accounting practices were as follows:

	Years Ended December 31,
	(Unaudited)	(Audited)	(Audited)

	2022	2021	2020

FILI

Statutory net income	$101,546	$125,298	$103,869
Statutory surplus	$1,003,195	$1,086,824	$1,068,958

EFILI
Statutory net income	$13,186	$13,186	$10,778
Statutory surplus	$112,281	$112,281	$110,443

9.    AFFILIATED COMPANY TRANSACTIONS:

The Company has a services agreement with Fidelity Investments Institutional Operations Company LLC and Fidelity Distributors Company LLC, both wholly-owned subsidiaries of FMR LLC, under which the Company provides certain shareholder account services (recordkeeping and customer reporting, customer support, and preparing/distributing marketing materials) with respect to Investor Class shares of the Fidelity Variable Insurance Product Funds. The Company earned fees of $41,730, $45,325 and $36,119 in 2022, 2021 and 2020, respectively, under these agreements. These fees are included in Fund administration fees in the Consolidated Statements of Comprehensive Income.

The Company’s insurance contracts are distributed through Fidelity Brokerage Services LLC, Fidelity Insurance Agency, Inc. (“FIA”), and Fidelity Distributors Company LLC, all of which are wholly-owned subsidiaries of FMR LLC. FILI and EFILI have agreements with FIA under which FILI pays FIA renewal sales compensation of 0.10% of the variable annuity contract value each year and compensation for each new first year contract. EFILI pays FIA sales compensation of 3% of annuity payments received for its variable deferred and immediate annuity contracts. The Company pays FIA 37.5% of term life insurance first-year premiums. The Company compensated FIA in the amount of $40,968, $46,019, and $36,523 in 2022, 2021 and 2020, respectively.

The Company has an administrative services agreement with FIA whereby the Company provides certain administrative and accounting functions. The Company was reimbursed $24,220, $20,383, and $16,515 in 2022, 2021 and 2020, respectively, for such services. The reimbursements are accounted for as a direct reduction of the Company’s expenses.

The Company entered into agreements with Fidelity Institutional Asset Management LLC, and Fidelity Institutional Asset Management Trust Company whereby investment and managerial advice is provided to the Company. The Company incurred charges of $2,348, $2,379, and $2,299 in 2022, 2021 and 2020, respectively, for such services.

The Company has an administrative services agreement with FMR LLC and its subsidiaries whereby certain administrative and other services are provided for the Company. The Company incurred charges from FMR LLC and its subsidiaries of $22,180, $18,944, and $16,813 in 2022, 2021 and 2020, respectively, for such services. Intercompany balances with FMR LLC and its subsidiaries are settled in accordance with the terms of the respective agreements.

FMR LLC sponsors a Profit-Sharing Plan covering substantially all eligible Company employees. Payments are made to the trustee by FMR LLC annually for the Profit-Sharing Plan. FMR LLC’s policy is to fund all costs accrued and to charge each subsidiary for its share of the cost. The costs charged to the Company were $2,000, $1,829 and $1,869 in 2022, 2021 and 2020, respectively.

26

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

9.    AFFILIATED COMPANY TRANSACTIONS (CONTINUED):

The Company participates in various share-based compensatory plans sponsored by FMR LLC and is allocated a compensation charge from FMR LLC that is amortized over the period in which it is earned. These share-based compensation arrangements generally provide holders with participation in changes in FMR LLC’s Net Asset Value per share (as defined) over their respective terms. All plans are settled in cash or promissory notes at the end of their defined term or when plan participants are no longer employees. The aggregate expenses related to these plans charged to the Company were $4,539, $3,089, and $3,764 in 2022, 2021 and 2020, respectively.

The Company participates in FMR LLC’s Retiree Health Reimbursement Plan (“RHRP”), a defined benefit health reimbursement arrangement covering eligible employees. FMR LLC has established the Fidelity Welfare Benefit Plans VEBA Trust (the “Trust”) to provide a funding vehicle for certain benefits related to FMR LLC’s benefit plans, including the RHRP. FMR LLC accrued a benefit to participants under the RHRP based on awards to employees that are subject to ten year cliff vesting with consideration given for prior service. Future awards under the RHRP are at the discretion of FMR LLC and participant contributions are not required. The Company is allocated an expense from FMR LLC associated with the actuarial derived annual cost of providing these benefits to the Company’s employees. For the years ended December 31, 2022, 2021 and 2020, compensation expense related to the RHRP was $210, $254 and $236, respectively.

The Company issued a $300 million unsecured revolving line of credit facility (“LOC Agreement”) to FMR LLC which matures on March 14, 2022. The LOC Agreement may be extended for successive one year periods by mutual agreement of the parties and prior notice to and a lack of objection by the Utah Insurance Department. Under the terms of the LOC Agreement, the Company receives a facility fee of 0.04% per year based on the unused amounts. In addition, the Company receives annual interest on any advances made under the LOC Agreement where the spread may change from time to time based on the terms of the LOC Agreement. There were no amounts advanced by the Company as of December 31, 2022. The Company earned interest of $0 and facility fees of $122 for each of the years ended December 31, 2022, 2021, and 2020 respectively. Effective March 15, 2023, the Company and FMR LLC extended the LOC Agreement for one year.

10.    UNDERWRITING, ACQUISITION AND INSURANCE EXPENSES:

Underwriting, acquisition and insurance expenses were as follows:

	Years Ended December 31,
	2022	2021	2020
Underwriting, acquisition and insurance expenses:
Commissions, gross	$40,968	$46,019	$36,523
Compensation and benefits	24,198	22,427	19,516
Capitalization of deferred policy acquisition costs	(3,518)	(5,423)	(3,866)
(Accretion) amortization of deferred policy acquisition costs	9,699	(890)	1,566
Rent expense	1,629	1,941	2,146
Taxes, licenses and fees	3,163	2,011	1,249
General insurance expenses	21,041	18,285	20,006

Total underwriting, acquisition and insurance expenses	$97,180	$84,370	$77,140

Amortization of deferred policy acquisition costs is adjusted periodically as estimates of future gross profits are revised to reflect actual and expected future experience. The Company (increased) decreased amortization by ($3,510), $6,950, and $3,844 in 2022, 2021 and 2020, respectively, to reflect actual and expected future experience for investment performance, persistency (including internal replacements), administrative expenses and inflation assumptions. This adjustment has been reflected in amortization expense.

27

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

11.    REINSURANCE:

The Company retains a maximum coverage per individual life of $25 plus 30% of the excess over $25 with a maximum initial retention not to exceed $100 for its life insurance business issued before March 1, 2008. The Company retains a flat $100 per individual life for its life business issued on and after March 1, 2008. The Company reinsures certain guarantee provisions and mortality on its annuity contracts and portions of annuity income that are fixed. The Company reinsures substantially all of its GMDB provisions for business issued prior to July 1, 2001. The Company reinsures 100% of its GMWB provisions issued prior to January 1, 2009, and 90% for business issued in the first quarter of 2009. The GMWB product and associated reinsurance contract were discontinued for new business effective March 31, 2009.

The Company has entered into a coinsurance agreement for substantially all of the fixed portion of the variable income annuity product and the fixed income annuities which arise through the annuitization of deferred annuity products if annuitization is prior to June 1, 2009. The Company retains 100% of the risk for annuitizations of deferred annuity products where annuitization occurs on or after June 1, 2009. Sales of the variable income annuity product with a fixed payment option were discontinued in May 2008. The reinsurance receivable is accounted for as a deposit asset and is recorded in reinsurance deposit and receivables on the consolidated balance sheets. Under this reinsurance agreement, the Company receives a front end ceding expense allowance ranging from 2.5% to 3.5% of premiums and an annual allowance of a percentage of assets ranging from 0.30% to 0.60%. Revenue from the reinsurance agreements and benefit expense from the underlying annuity contracts are recognized over the lives of the underlying contracts.

The Company entered into a 100% coinsurance agreement for its fixed guaranteed income annuity product with Genworth Life Insurance Company (“GLIC”). Sales of this product were discontinued in May 2008. The reinsurance receivable has been accounted for as a deposit asset and was recorded in reinsurance deposit and receivables, while the liability related to the underlying annuity contracts with no life contingencies has been accounted for as a deposit liability and recorded in contract holder deposit funds on the consolidated balance sheets. Under the reinsurance agreement, the Company received a front end ceding expense allowance ranging from 2.5% to 3.5% of premiums and an annual allowance of a percentage of assets ranging from 0.12% to 0.60%. Revenue from the reinsurance agreement and benefit expense from the underlying annuity contracts has been recognized over the lives of the underlying contracts.

Effective April 1, 2022, the Company recaptured its 100% coinsurance agreement with GLIC that reinsured a fixed guaranteed income annuity product. Pursuant to the recapture agreement, the Company received approximately $409,979 in net cash and debt securities as consideration which was partially offset by the recaptured policy and contract reserves of $368,381. The Company recognized a one-time gain of approximately $35,431, before-tax, as the difference between the assets received and the recaptured reserves. As a result of loss recognition testing, the Company recognized premium deficiency reserves as a charge to the Statement of Comprehensive Income of $46,193, $0, and $0 for the years ended December 31, 2022, 2021, and 2020, respectively

28

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

11.    REINSURANCE (CONTINUED):

The Company is subject to concentration risks related to the two coinsurance agreements. Financial information related to the two coinsurance agreements for the years ended December 31 were as follows:

	As of December 31,
	2022	2021
Reinsurance deposits and receivables:
Genworth Life Insurance Company	$—	$381,969
Principal Life Insurance Company	365,439	386,910

Reinsurance deposits and receivables	$365,439	$768,879

Contract holder deposit funds and future contract and policy benefits	$365,439	$768,879

Interest on reinsurance deposit	$17,350	$21,125

Contract and policy benefits and expenses	$12,749	$17,902

The Company’s deposit assets under the reinsurance agreements with Principal Life Insurance Company are partially secured by investments held in a collateral account which offers the Company additional protection and reduces the risk of loss to the Company that could result from failure of the reinsurer. The Companys deposit assets with Genworth Life Insurance Company were partially secured by investments held in trust prior to the recapture.

The Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Any expected credit losses are reflected in the allowance for credit losses, after considering any collateral. The Company did not record an allowance for credit loss on reinsurance deposits and receivables as of December 31, 2022.

Additional information on direct business written and reinsurance ceded for the years ended December 31, was as follows:

	Years Ended December 31,
	2022	2021	2020
Direct life premiums	$11,103	$11,831	$12,328
Reinsurance ceded, net of ceding expense allowance	(7,500)	(6,803)	(5,117)

Net premiums	$3,603	$5,028	$7,211

Direct contract and policy benefits	$105,133	$79,036	$71,344
Reinsurance ceded benefits incurred	(29,623)	(57,074)	(52,900)
Reinsurance costs	13,811	17,221	14,868

Net contract and policy benefits	$89,321	$39,183	$33,312

12.    COMMITMENTS AND CONTINGENCIES:

The Company is, from time to time, involved in various legal actions concerning policy benefits and certain other matters. Those actions are considered by the Company in estimating policy reserves and other liabilities. The Company believes that the resolution of those actions should not have a material adverse effect on stockholder’s equity or net income.

29

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

12.    COMMITMENTS AND CONTINGENCIES (CONTINUED):

Regulatory Matters

Under existing guaranty fund laws in all states, insurers licensed to do business in those states can be assessed for certain obligations of insolvent insurance companies to policyholders and claimants. The actual amount of such assessments will depend upon the final outcome of rehabilitation proceedings and will be paid over several years.

13.    SUBSEQUENT EVENTS:

The Company has evaluated subsequent events from the balance sheet date through April 28, 2023 and did not identify any other events that would require adjustments to, or disclosure in, the consolidated financial statements.

30

PART C

OTHER INFORMATION

Item 30. Exhibits

(a)	Board of Directors Resolution

(1)

Amended and Restated Resolution of Board of Directors of Fidelity Investments Life Insurance Company (“Fidelity Investments Life”) establishing the Fidelity Investments Variable Account I incorporated herein by reference to original Registration Statement on Form N-4, Reg. No. 33-16966, on behalf of Fidelity Investments Variable Account I filed on September 2, 1987 (Filed in Paper).

(2)

Board of Directors Resolution incorporated by reference from Post-Effective Amendment No.23 to Registration Statement to Form N-6, Reg. No. 333-103174, on behalf of Fidelity Investments Variable Life Account I, filed electronically on April 29, 2022.

(b)	Custodian Agreements—Not Applicable

(c)	Underwriting Contracts

(1)

Distribution Agreement between Fidelity Investments Life, Fidelity Insurance Agency and Fidelity Brokerage Services LLC, is incorporated by reference from Post-Effective Amendment No. 10 to Registration Statement for the Variable Annuity Account (Registration No. 33-24400) filed on April 25, 1996.

(2)

Second Amendment to the Distribution Agreement is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 333-103174) filed on October 31, 2003.

(d)	Contracts

(1)

Fidelity Lifetime Reserves Flexible Premium Survivorship Variable Universal Life Insurance Policy is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 333-103174) filed on October 31, 2003.

(2)

Fidelity Lifetime Reserves Flexible Premium Variable Universal Life Insurance Policy is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 333-103174) filed on October 31, 2003.

(3)

Estate Protection Rider Four Year Term is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 333-103174) filed on August 12, 2003.

(4)

Total Disability Premium Payment Rider is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 333-103174) filed on August 12, 2003.

(5)

Aviation Limitation Rider is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 333-103174) filed on August 12, 2003.

(6)	Children’s Term Rider is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 333-103174) filed on August 12, 2003.

(7)

Total Disability Waiver of Monthly Deductions Rider is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 333-103174) filed on August 12, 2003.

(e)	Applications

(1)

Application for Life Insurance is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 333-103174) filed on July 30, 2003.

(f)	Depositor’s Certification of Incorporation and By-Laws

(1)	Articles of Domestication of FILI, are incorporated herein by reference to the initial Registration Statement of the Separate Account (Registration No.33-24400) Post-Effective Amendment No. 4.

(2)	Amended By-laws of FILI, are incorporate herein by reference to the initial Registration Statement of the Separate Account (Registration No.33-24400) Post-Effective Amendment No. 4.

(g)	Reinsurance Contracts

(1)

Reinsurance Agreement between Fidelity Investments Life Insurance Company and the Reinsurer is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 333-103174) filed on October 31, 2003.

(h)	Participation Agreements

(1)

Amendment to the Participation Agreement between Fidelity Investments Life Insurance Company, Strong Variable Insurance Funds, Inc., Strong Opportunity Fund II, Inc., Strong Investments, Inc., (f/k/a Strong Fund Distributors, Inc.) and Strong Capital Management, Inc. is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 333-103174) filed on October 31, 2003.

(2)

Amendment to the Participation Agreement between Fidelity Investments Life Insurance Company, Credit Suisse Trust (formerly Warburg, Pincus Trust), Credit Suisse Asset Management, LLC (successor to Warburg, Pincus Counsellors, Inc.) and Credit Suisse Asset Management Securities, Inc. (formerly Counsellors Securities Inc.) is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 333-103174) filed on October 31, 2003.

(3)

Amendment to the Participation Agreement between Fidelity Investments Life Insurance Company, Morgan Stanley Variable Insurance Fund, Inc. (the “Fund”) and MORGAN STANLEY INVESTMENT MANAGEMENT INC. (the “Adviser”) is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 333-103174) filed on October 31, 2003.

(4)

Amendment to the Participation Agreement between Fidelity Investments Life Insurance Company, PBHG Insurance Series Fund, Inc., Pilgrim Baxter & Associates, LTD is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 333-103174) filed on October 31, 2003.

(5)

Amendment to the Participation Agreement between Fidelity Investments Life Insurance Company (“Company”), Fidelity Distributors Corporation (“Underwriter”) and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III and Variable Insurance Products Fund IV (each, a “VIP Fund”) is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 333-103174) filed on October 31, 2003.

(6)

Participation Agreement between Fidelity Investments Life and Lazard Asset Management Securities LLC, and Lazard Retirement Series, Inc. (“Fund”) are incorporated by reference from Post-Effective Amendment No. 26 to Registration No. 33-24400 filed April 27, 2006.

(7)

Participation Agreement between Fidelity Investments Life Insurance Company and Fidelity Distributors Corporation and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV, and Variable Insurance Products Fund V incorporated by reference from Post-Effective Amendment No. 23 to Registration Statement on Form N-6, Reg. No. 333-103174, on behalf of Fidelity Investments Variable Life Account I, filed electronically April 29, 2022.

(i)	Administrative Contracts

(1)

Master Administration Agreement between McCamish Systems, L.L.C. and Fidelity Investments Life Insurance Company, dated August 8, 2003, is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 33-103174) filed on October 31, 2003.

(j)	Other Material Contracts—Not Applicable

(k)	Legal Opinion

Legal opinion and consent of Lance A. Warrick, filed herein as Exhibit (k)

(l)	Actuarial Opinion—Not Applicable

(m)	Calculation—Not Applicable

(n)	Other Opinions

Written consent of PricewaterhouseCoopers LLP, filed herein as Exhibit (n)

(o)	Omitted Financial Statements—Not Applicable

(p)	Initial Capital Agreements—Not Applicable

(q)	Redeemability Exemption

(1)

Variable Life Administrative Policies and Procedures Applicable to Financial Transactions on behalf of Fidelity Investments Life Insurance Company and Empire Fidelity Investments Life Insurance Company is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 333-103174) filed on October 31, 2003.

(r)	Form of Initial Summary Prospectuses—Not Applicable

(s)	Power of Attorney

(1)

Power of Attorney for William J. Johnson, Jr. Incorporated by reference from Post-Effective Amendment No. 14 to Registration Statement on Form N-6, Reg. No 333-103174, on behalf of Fidelity Investments Variable Life Account I filed electronically on April 29, 2016.

(2)

Power of Attorney for Miles Mei Incorporated by reference from Post-Effective Amendment No. 14 to Registration Statement on Form N-6, Reg. No 333-103174, on behalf of Fidelity Investments Variable Life Account I filed electronically on April 29, 2016.

(3)

Power of Attorney for Kathleen A. Murphy Incorporated by reference from Post-Effective Amendment No. 14 to Registration Statement on Form N-6, Reg. No 333-103174, on behalf of Fidelity Investments Variable Life Account I filed electronically on April 29, 2016.

(4)

Power of Attorney for Rodney R. Rhoda Incorporated by reference from Post-Effective Amendment No. 14 to Registration Statement on Form N-6, Reg. No 333-103174, on behalf of Fidelity Investments Variable Life Account I filed electronically on April 29, 2016.

(5)

Power of Attorney for Roger T. Servison Incorporated by reference from Post-Effective Amendment No. 14 to Registration Statement on Form N-6, Reg. No 333-103174, on behalf of Fidelity Investments Variable Life Account I filed electronically on April 29, 2016.

(6)

Power of Attorney for Malcolm MacKay Incorporated by reference from Post-Effective Amendment No. 14 to Registration Statement on Form N-6, Reg. No 333-103174, on behalf of Fidelity Investments Variable Life Account I filed electronically on April 29, 2016.

(7)

Power of Attorney for Jane P. Jamieson Incorporated by reference from Post-Effective Amendment No. 16 to Registration Statement on Form N-6, Reg. No 333-103174, on behalf of Fidelity Investments Variable Life Account I filed electronically on April 29, 2018.

(8)

Power of Attorney for Nancy D. Prior Incorporated by reference from Post-Effective Amendment No. 16 to Registration Statement on Form N-6, Reg. No 333-103174, on behalf of Fidelity Investments Variable Life Account I filed electronically on April 29, 2018.

(9)

Power of Attorney for David J. Vargo Incorporated by reference from Post-Effective Amendment No. 18 to Registration Statement on Form N-6, Reg. No 333-103174, on behalf of Fidelity Investments Variable Life Account I filed electronically on April 29, 2020.

(10)

Power of Attorney for Wendy E. John incorporated by reference from Post-Effective Amendment No. 19 to Registration Statement on Form N-6, Reg. No 333-103174, on behalf of Fidelity Investments Variable Life Account I, filed electronically on April 29, 2021.

(11)

Power of Attorney for Gerald W. Patterson incorporated by reference from Post-Effective Amendment No. 23 to Registration Statement on Form N-6, Reg. No. 333-103174, on behalf of Fidelity Investments Variable Life Account I, filed electronically on April 29, 2022.

(12)	Power of Attorney for Joanna Rotenberg filed herein as Exhibit (s)(12)

(13)	Power of Attorney for Richard G. Compson, Jr. filed herein as Exhibit (s)(13)

(14)	Power of Attorney for Kathryn A. Dunn filed herein as Exhibit (s)(14)

(15)	Power of Attorney for Robert W. Litle filed herein as Exhibit (s)(15)

Item 31. Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Officers with Depositor
Gerald W. Patterson	Director and President
Richard G. Compson, Jr.	Director
Kathryn A. Dunn	Director
Jane P. Jamieson	Director
Wendy E. John	Director
William J. Johnson, Jr.	Director
Robert W. Litle	Director
Malcolm MacKay	Director
Kathleen A. Murphy	Director
Nancy D. Prior	Director
Rodney R. Rohda	Director
Joanna Rotenberg	Director
Roger T. Servison	Director
David J. Vargo	Director
James F. Andrea, Jr.	Head of Client Services and Operations
Joseph L. Cook-Shugart	Illustration Actuary
David M. Golino	Head of Strategy, Business Development & Finance & Chief Financial Officer
Dwight Clarke	Director, Human Resources
Robert K. Leach	Appointed Actuary
Brian N. Leary	Vice President, Chief Compliance Officer & Consumer Services Officer
Miles Mei	Treasurer
Robert G. Regan	Chief Risk Officer
Richard S. Rowland	Vice President, Channel Development
Deepa Rao Trivedi	Vice President, Technology Management
Lance A. Warrick	Vice President, General Counsel and Secretary

The principal business address for each person named in Item 31 is 900 Salem Street, Smithfield, Rhode Island 02917.

Item 32.	Persons Controlled By or Under Common Control with the Depositor or the Registrant

The Depositor, Fidelity Investments Life Insurance Company, a Utah Corporation, is 100% owned by FMR LLC. FMR LLC has numerous subsidiaries, including the following financial services providers:

•	Fidelity Brokerage Services LLC, a Delaware limited liability Company

•	Fidelity Distributors Company LLC, a Delaware limited liability Company

•	Fidelity Workplace Investing LLC, a Delaware limited liability Company

•	Fidelity Insurance Agency, Inc., a Massachusetts Corporation

•	Fidelity Investments Institutional Operations Company LLC, a Delaware limited liability Company

•	Fidelity Management & Research Company LLC, a Delaware limited liability Company (advisor to the Fidelity Funds including the Variable Insurance Product Funds named in the prospectus)

•	Digital Brokerage Services, LLC, a Delaware limited liability Company

•	Fidelity Prime Financing LLC, a Delaware limited liability Company

•	Green Pier Fintech LLC, a Delaware limited liability Company

•	National Financial Services LLC, a Delaware limited liability Company

Item 33. Indemnification

FMR LLC and its subsidiaries own a directors’ and officers’ liability reimbursement contract (the “Policies”), issued by National Union Fire Insurance Company, that provides coverage for “Loss” (as defined in the Policies) arising from any claim or claims by reason of any breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted by a person while he or she is acting in his or her capacity as a director or officer. The coverage is provided to these insureds, including Fidelity Investments Life, to the extent required or permitted by applicable law, common or statutory, or under their respective charters or by-laws, to indemnify directors or officers for Loss arising from the above-described matters. Coverage is also provided to the individual directors or officers for such Loss, for which they shall not be indemnified, subject to relevant contract exclusions. Loss is essentially the legal liability on claims against a director or officer, including damages, judgements, settlements, costs, charges and expenses (excluding salaries of officers or employees) incurred in the defense of actions, suits or proceedings and appeals therefrom.

There are a number of exclusions from coverage. Among the matters excluded are Losses arising as the result of (1) fines or penalties imposed by law or other matters that may be deemed uninsurable under the law pursuant to which the Policy is construed, (2) claims brought about or contributed to by the fraudulent, dishonest, or criminal acts of a director or officer, (3) any claim made against the directors or officers for violation of any of the responsibilities, obligations, or duties imposed upon fiduciaries by the Employee Retirement Income Security Act of 1974 or amendments thereto, (4) professional errors or omissions, and (5) claims for an accounting of profits in fact made from the purchase or sale by a director or officer of any securities of the insured corporations within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law.

A $100 million limit (policy aggregate limit) and a $500,000 deductible apply to Loss for which the directors and officers are indemnified by Fidelity Investments Life Insurance Company. A $10 million limit (policy aggregate) and a $0 deductible apply to Loss for which the directors and officers are not indemnified by Fidelity Investments Life Insurance Company.

Utah law (Revised Business Corporation Act §16-10a-901 et seq.) provides, in substance, that a corporation may indemnify a director, officer, employee or agent against liability if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

The Text of Article XIV of Fidelity Investments Life Insurance Company’s By-Laws, which relates to indemnification of the directors and officers, is as follows:

INDEMNIFICATION OF DIRECTORS, OFFICERS AND PERSONS

ADMINISTERING EMPLOYEE BENEFIT PLANS

Each officer or Director or former officer or Director of the Corporation, and each person who shall, at the Corporation’s request, have served as an officer or Director of another corporation or as trustee, partner or officer of a trust, partnership or association, and each person who shall, at the Corporation’s request, have served in any capacity with respect to any employee benefit plan, whether or not then in office or then serving with respect to such employee benefit plan, and the heirs, executors, administrators, successors and assigns of each of them, shall be indemnified by the Corporation against all liabilities, costs and expenses, including amounts paid in satisfaction of judgments, in compromise and or as fines or reasonably incurred by him or them in connection with or arising out of any action, suit, or proceeding, civil or criminal, in which he or they may be involved, or incurred in anticipation of any action, suit or proceeding, by reason of his being or having any alleged act or omission by him in such capacity or in serving with respect to an employee benefit plan, including the cost of reasonable settlements (other than amounts paid to the Corporation itself) made with a view to curtailment of costs of litigation.

The Corporation shall not, however, indemnify any such person, or his heirs, executors, administrators, successors, or assigns, with respect to any matter as to which his conduct shall be finally adjudged in any such action, suit, or proceeding to constitute willful misconduct or recklessness or to the extent that such matter relates to service with respect to an employee benefit plan, to be not in the best interests of the participants or beneficiaries of such employee benefit plan.

Such indemnification may include payment by the Corporation of expenses incurred in defending any such action, suit, or proceeding in advance of the final disposition thereof, upon receipt of an undertaking by or on behalf of the person indemnified to repay such payment if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation. Such undertaking may be accepted by the Corporation without reference to the financial ability of such person to make repayment.

The foregoing rights of indemnification shall not be exclusive of other rights to which any such Director, officer, trustee, partner or person serving with respect to an employee benefit plan may be entitled as a matter of law. These indemnity provisions shall be separable, and if any portion thereof shall be finally adjudged to be invalid, such invalidity shall not affect any other portion which can be given effect.

The Board of Directors may purchase and maintain insurance on behalf of any persons who is or was a Director, officer, trustee, partner, employee or other agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, trustee, partner, employee or other agent of another corporation, association, trust or partnership, against any liability incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director or officer, or controlling persons of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 34. Principal Underwriters

(a)

Fidelity Brokerage Services LLC acts as distributor for other variable life and variable annuity contracts registered by separate accounts of Fidelity Investments Life, and Empire Fidelity Investments Life Insurance Company.

(b)	Management

Name and Principal Business Address	Positions and Officers with Depositor
Robert R. Mascialino	Director, Chief Executive Officer, and President
Lisa D. Kriser	Assistant Secretary
Michael Lyons	Treasurer
Kevin M. McLaughlin	Chief Financial Officer
Gail R. Merken	Chief Compliance Officer
Michael Shulman	Assistant Treasurer
Marc Squires	Director
Charles Sturdy	Secretary and Chief Legal Officer

The address for each person named in Item 34(b) is 900 Salem Street, Smithfield, Rhode Island 02917.

(c)	Compensation From the Registrant: $0.00

Item 35. Location of Accounts and Records

The records regarding the Account required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained at Fidelity Investments Life Insurance Company at 900 Salem Street, Smithfield, Rhode Island 02917.

Item 36. Management Services

Not Applicable

Item 37. Fee Representation

Fidelity Investments Life Insurance Company hereby represents that the aggregate charges under the variable life policy (“the policy”) offered by Fidelity Investments Life Insurance Company under this registration statement are reasonable in relation to services rendered, the expenses expected to be incurred, and the risks assumed by Fidelity Investments Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Fidelity Investments Variable Life Account I, certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Smithfield, and State of Rhode Island, on this 28th day of April, 2023.

FIDELITY INVESTMENTS VARIABLE LIFE ACCOUNT I

(Registrant)

By: FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

By:	/s/ *	Attest:	/s/ Lance A. Warrick
	Gerald W. Patterson		Lance A. Warrick,
	President		Secretary

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(Depositor)

By:	/s/ *	Attest:	/s/ Lance A. Warrick
	Gerald W. Patterson		Lance A. Warrick,
	President		Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on this 28th day of April 2023.

Signature	Title
/s/ *	President and Director	)
Gerald W. Patterson		)
)
/s/ *	Treasurer	)
Miles Mei		)
)
/s/ *	Director	)
Richard G. Compson, Jr.		)
)
/s/ *	Director	)	By:	/s/ Lance A. Warrick
Kathryn A. Dunn		)		Lance A. Warrick
		)		(Attorney-in-Fact)*
)
/s/ *	Director	)
Jane P. Jamieson		)
)
/s/ *	Director	)
Wendy E. John		)
)
/s/ *	Director	)
William J. Johnson, Jr.		)
)
/s/ *	Director	)
Robert W. Litle		)
)
/s/ *	Director	)
Malcolm MacKay		)
)

/s/ *	Director	)
Kathleen A. Murphy		)
)
/s/ *	Director	)
Nancy D. Prior		)	By:	/s/ Lance A. Warrick
		)		Lance A. Warrick
/s/ *		)		(Attorney-in-Fact)*
Rodney R. Rohda	Director	)
)
/s/ *	Director	)
Joanna Rotenberg		)
)
/s/ *	Director	)
Roger T. Servison		)
)
/s/ *	Director	)
David J. Vargo		)
)